Exhibit 10.13

U.S. Small Business Administration NOTE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Date	03/10/11

Loan Amount	$2,100,000.00

Interest Rate	Prime Rate plus 2.75%

Borrower	ARCA Advanced Processing, LLC

Operating Company	N/A

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

1.             PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Two Million One Hundred Thousand Dollars,  interest on the unpaid principal balance, and all other amounts required by this Note.

2.             DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.             PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The interest rate on this Note will fluctuate.  The initial interest rate is 6.00% per year.  This initial rate is the Prime Rate in effect on the first business day of the month in which SBA received the loan application, plus 2.75%.  The initial interest rate must remain in effect until the first change period begins.

Borrower must pay a total of 3 payments of interest only on the disbursed principal balance beginning one month from the month this Note is dated and every month thereafter; payments must be made on the first calendar day in the months they are due.

Borrower must pay principal and interest payments of $23,751.28 every month, beginning four months from the month this Note is dated; payments must be made on the first calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

The interest rate will be adjusted every calendar quarter (the “change period”).

The “Prime Rate” is the prime rate in effect on the first business day of the month (as published in the Wall Street Journal) in which SBA received the application, or any interest rate change occurs.  Base Rates will be rounded to two decimal places with .004 being rounded down and .005 being rounded up.

The adjusted interest rate will be 2.75% above the Prime Rate.  Lender will adjust the interest rate on the first calendar day of each change period.  The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default.  If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may Prepay this Note.  Borrower may prepay 20%  or less of the unpaid principal balance at any time without notice.  If Borrower prepays more than 20% and the Loan has been sold on the secondary market, Borrower must:

a.             Give Lender written notice;

b.             Pay all accrued interest; and

c.             If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 10 years from date of Note.

Late Charge:  If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4.             DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.            Fails to do anything required by this Note and other Loan Documents;

B.            Defaults on any other loan with Lender;

C.            Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D.            Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.             Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.             Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G.            Fails to pay any taxes when due;

H.            Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.              Has a receiver or liquidator appointed for any part of their business or property;

J.             Makes an assignment for the benefit of creditors;

K.            Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L.             Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

M.           Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.             LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.            Require immediate payment of all amounts owing under this Note;

B.            Collect all amounts owing from any Borrower or Guarantor;

C.            File suit and obtain judgment;

D.            Take possession of any Collateral; or

E.             Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.             LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.            Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B.            Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral.  Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.            Release anyone obligated to pay this Note;

D.            Compromise, release, renew, extend or substitute any of the Collateral; and

E.             Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7.             WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.             SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            All individuals and entities signing this Note are jointly and severally liable.

B.            Borrower waives all suretyship defenses.

C.            Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

D.            Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.             Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.             If any part of this Note is unenforceable, all other parts remain in effect.

G.            To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Appliance Recycling Centers of America, Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$2,100,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of Two Million One Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Safe Disposal Systems, Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$2,100,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of Two Million One Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Guarantor:	Safe Disposal Systems, Inc.

Lender:	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:	03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $2,100,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	4301 Operations, LLC

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$2,100,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of Two Million One Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

Guarantor:	4301 Operations, LLC

Lender:	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:	03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $2,100,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	S.D.S. Service Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$2,100,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of Two Million One Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Guarantor:	S.D.S. Service Inc.

Lender:	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:	03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $2,100,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Scarabee Holdings, LLC

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$2,100,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of Two Million One Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Brian Conners, a Pennsylvania state-chartered commercial banking corporation

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank

Date

Note Amount	$2,100,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of Two Million One Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                      SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ Brian Conners
Brian Conners, individually

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44712650-04

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	James Ford

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$2,100,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of Two Million One Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ James Ford
James Ford, individually

SECURITY AGREEMENT - COMMERCIAL

This Security Agreement - Commercial (“Security Agreement”) is executed, made and delivered this 10th day of March, 2011 by ARCA Advanced Processing, LLC, Safe Disposal Systems, Inc., 4301 Operations, LLC, S.D.S. Service Inc. and Scarabee Holdings, LLC (herein the “Debtor”), whose address is 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137, for the benefit of Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Secured Party”),  whose address is 159 E. High Street, Pottstown, PA  19464.

FOR VALUE RECEIVED, the receipt, adequacy and sufficiency of which are hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

A.            OBLIGATIONS SECURED.  The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following (i) a certain promissory note from ARCA Advanced Processing, LLC, the (“Borrower”) of even date herewith in the original principal sum of Two Million One Hundred Thousand Dollars and No Cents ($2,100,000.00) and payable to the order of Secured Party (the “Note”), and any and all extensions, renewals, modifications and rearrangements thereof; and (ii) any and all other indebtedness, liabilities and obligations whatsoever of Debtor to Secured Party whether direct or indirect, absolutely or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the “Obligations”).  Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter arising.

B.            USE OF COLLATERAL.  Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business, commercial, or other similar purposes.

C.            DESCRIPTION OF COLLATERAL.  Debtor hereby grants to Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable), the following property:

All Accounts.  A security interest in all accounts now owned or existing as well as any and all that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any which accounts, or other proceeds of any sale or other disposition of inventory.

All Inventory.  A security interest in all of Debtor’s inventory, including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor’s business, and all additions and accessions thereto, and all leases and contracts with respect thereto, and all documents of title evidencing. or representing any part thereof, and all products and proceeds thereof, whether in the possession of the Debtor, warehouseman, bailee, or any other person.

All Equipment, Furniture, Fixtures and other Tangible Property.  A security interest in all equipment, furniture, fixtures and other tangible property of every nature and description whatsoever, now owned or hereafter acquired by Debtor, including all appurtenances and additions thereto, and substitutions therefor and replacement thereof, wheresoever located, including all tools, parts and accessories used in connection therewith and including but not limited to the collateral listed on Exhibit A” attached hereto.

General Intangibles.  A security interest in all general intangibles and other personal property now owned or hereafter acquired by Debtor other than goods, accounts, chattel paper, documents or instruments.

Chattel Paper.  A security interest in all of Debtor’s interest under chattel paper, lease agreements and other instruments or documents, whether now existing or owned by Debtor or hereafter arising or acquired by Debtor, evidencing both a debt and security interest in or lease of specific goods.

Instruments.  A pledge and assignment of and security interest in all of Debtor’s Instruments now owned or existing as well as hereafter acquired or arising instruments and documents.

The term “Collateral” as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto, and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself insecure. Secured Party’s rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

D.            REPRESENTATIONS. WARRANTIES AND COVENANTS OF DEBTOR.  Debtor represents and warrants as follows:

1.             Ownership; No Encumbrances.  Except for the security interest (and pledges and assignments as applicable) granted hereby, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

2.             No Financing Statements.  There is no financing statement or similar filing now on file in any public office covering any part of the Collateral except those already disclosed to Secured Party by the pre-closing searches, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing except the pari passu financing statements filed or to be filed in favor of, or assigned or to be assigned on the date hereof to, Secured Party.

3.             Accuracy of Information.  All information furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

4.             Authority.  Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor’s property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

5.             Addresses.  The address of Debtor designated at the beginning of this Agreement is Debtor’s place of business if Debtor has only one place of business; Debtor’s chief executive office if Debtor has more than one place of business; or Debtor’s residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

E.             GENERAL COVENANTS.  Debtor covenants and agrees as follows:

1.             Operation of Collateral.  Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purpose, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

2.             Condition.  Debtor shall maintain, service and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or to otherwise rendered unfit for use, with appropriate replacement parts . Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

3.             Assessments.  Debtor shall promptly pay when due all taxes, assessments, license fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

4.             No Encumbrances.  Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

5.             No Removal.  Except as otherwise provided in this Agreement, Debtor shall not remove the Collateral from the County or counties designated at the beginning of this Agreement without Secured Party’s written consent.

6.             No Transfer.  Except as otherwise provided in this Agreement with respect to inventory,  Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein or offer to do any of the foregoing.

7.             Notices and Reports.  Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor’s financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

8.             Landlord’s Waivers.  Debtor shall furnish to Secured Party, if requested, a landlord’s waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord’s waivers to be in such form and upon such terms as are acceptable to Secured Party.

9.             Additional Filings.  Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to comply with the Minnesota Uniform Commercial Code (or other applicable state laws of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party’s rights to the Collateral.

10.           Protection of Collateral.  Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party’s interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certificate fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party’s rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

11.           Inspection.  Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make copies of or extracts from Debtor’s books and records.

12.           Further Assurances.  Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may request from time to time to protect, assure and enforce Secured Party’s rights and remedies.

13.           Insurance.  Debtor shall have and maintain insurance at all times with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for fifteen (15) days written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance to the Obligations secured hereby whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose from the policies of insurance to prospective insurers regarding the Collateral.

14.           Additional Collateral.  If Secured Party should at any time be of the opinion that the Collateral is impaired or insufficient, or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by messenger or telefax, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

15.           Goods.  Notwithstanding anything to the contrary contained in this agreement, if any Debtor is a “consumer” as defined Regulation AA of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 227, or the Federal Trade Commission Credit Practices Rule, 16 C.F.R. Part 444, as applicable, no lien or security interest created or evidenced by this agreement shall extend to or cover a non-possessory lien or security interest in “household goods,” other than a purchase money lien or security interest, in accordance with such regulations as applicable.

F.             ADDITIONAL PROVISIONS REGARDING ACCOUNTS.  The following provisions shall apply to all accounts included within the Collateral:

1.             Definitions.  The term “account”, as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Minnesota in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Minnesota to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

2.             Additional Warranties.  As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to such and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale or lease of goods sold or leased and delivered to, or out of and for services therefore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owning except for normal cash discounts and is not subject to any set-offs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

3.             Collection of Accounts.  Secured Party shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all Commercial paper given in payment or part payment thereof, and in Secured Party’s discretion to file any claim or take any other action or proceeding that Secured Party, may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or which have been pledged or assigned to Secured Party as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission of Secured Party and its officers, directors, employees or agents, should Secured Party elect to collect any account or take any possession of any Collateral.

4.             Identification and Assignment of Accounts.  Upon Secured Party’s request, whether before or after default, Debtor shall take such action and execute and deliver such documents as Secured Party may request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party’s interest in same. Without limitation of the foregoing Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtors books and records to reflect such security interests, pledges and assignments, and forthwith to transmit to Secured Party in the form received by Debtor any and all proceeds of collection of such accounts.

5.             Account Reports.  Debtor will deliver to Secured Party, as Lender may require, a written report in form and in content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting any account.

6.             Segregation of Returned Goods.  Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly, even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

7.             Right of Off-Set.  Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest and contractual right of off-set in all such deposits, sums, securities and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply to set-off such deposits or other sums against the Obligations at any time in the case of Debtor,  but only with respect to matured liabilities in case of the endorsers, guarantors, or sureties of any of the Obligations.

G.            ADDITIONAL PROVISIONS REGARDING INVENTORY.  The following provisions shall apply to all inventory included within the Collateral:

1.             Inventory Reports.  Debtor will deliver to Secured Party as Secured Party may require, on such frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtors opening inventory, inventory acquired, inventory sold, inventory leased, inventory returned, inventory used in Debtor’s business, closing inventory, any other inventory not within the preceding categories and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss of depreciation.

2.             Location of Inventory.  Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this Agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the places of business shown below, as modified by any written notices given pursuant hereto.

3.             Uses of Inventory.  Except as set forth in the loan agreement, unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor’s business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may lease or sell that part of the Collateral consisting of inventory provided that all such leases and sales are in the ordinary course of business, and use and consume any raw materials or supplies that are necessary in order to carry on Debtor’s business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

4.             Accounts as Proceeds.  All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

5.             Protection of Inventory.  Debtor shall take all action necessary to protect and preserve the inventory.

6.             Assignment of Rents and Leases.  Debtor hereby assigns to Secured Party all rents and other benefits derived or to be derived from leases (“Leases”) of the inventory now or hereafter existing or entered into, together with all guarantees, amendments, modifications, extensions and renewals thereof (the “Rents”). Prior to a foreclosure by Secured Party of any lien or security interest which Secured Party may now or hereafter hold covering the inventory, this Assignment of Rents is not intended to, and shall not, constitute payment to Secured Party, unless Secured Party terminates Debtor’s license to collect the Rents, and then it shall constitute payment only to the extent that prior to foreclosure the Rents are actually received by Secured Party as opposed to constituting a portion of the voluntary payments of principal and interest on the indebtedness evidenced and secured hereby, and are not used for the operation, maintenance or repair of the inventory, or for the payment of costs and expenses in connection therewith.

Except as otherwise provided herein, Secured Party shall have the absolute right, power and authority to take any and all actions which Secured Party deems necessary or appropriate in connection with taking possession of the inventory, leasing all or any part of the inventory, collecting all or any of the Rents and enforcing the rights of the lessor under any of the leases, including without limitation, bringing, prosecuting, defending or settling legal proceedings against lessees of the inventory. Notwithstanding anything herein to the contrary, Secured Party shall not be obligated to perform or discharge, and Secured Party does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the inventory upon Secured Party, or for any dangerous or defective condition of the Inventory, or for any negligence in the arrangement, upkeep, repair, or control of the inventory. Debtor shall retain a revocable license to collect and receive the Rents as the agent of Secured Party, and to retain, use and enjoy such Rents, provided that such revocable license ipso facto terminate without further action by Secured Party and without notice to Debtor upon the occurrence of any default or event of default as defined in any note, deed of trust, security agreement, guaranty, financing statement, fixture filing or other loan documents given to Secured Party by Debtor or any other party in connection with any indebtedness or obligation of Debtor to Secured Party.

7.             Leased Inventory.  Debtor shall (a) observe and perform faithfully every obligation which Debtor is required to perform under the Leases; (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the lessees under the Leases; (c) not collect any Rents in advance of the time when the same shall be due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to two (2) months Rent; (d) at the request of Secured Party, deliver copies of Leases to Secured Party; and (e) appear and defend against, at Debtor’s sole cost and expense, any action or proceeding arising under, and in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, lessee or guarantors thereunder.

H.            [INTENTIONALLY OMITTED]

I.              [INTENTIONALLY OMITTED]

J.             EVENTS OF DEFAULT.  Debtor shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligations; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any of obligation of Debtor whether to Secured Party or to others; (iii) any representation or warranty made by Debtor and/or others to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of or, if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor, or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of Debtors by or against, the Debtor, or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor, or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations, or (ix) the Secured Party in good faith believes that the prospect of repayment or performance of the Obligations or any of the covenants, agreements or other duties under any writing executed in connection herewith is impaired.

K.            REMEDIES.  Upon the occurrence of an Event of Default, or if Secured Party deems payment or performance of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

1.             Declare Obligations Due.  Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor, the Borrower and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

2.             Remedies.  Secured Party shall have all of the rights and remedies provided for in this Agreement and any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of  Minnesota, and any and all rights and remedies at law or in equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risks; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances, with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

3.             Expenses.  Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, and proving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured and entitled to the benefits of this Agreement.

4.             Proceeds; Surplus; Deficiencies.  Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party’s expenses and other Obligations and in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds.

5.             Remedies Cumulative.  The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights of remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedy or without waiving any other prior or subsequent default.

L.            RELINQUISHMENT OF CERTAIN DEFENSES.  Regarding the enforcement of the security interests and covenants and agreements contained in this Agreement to secure payment of the Obligations, the Debtor covenants and agrees as follows:

1.             Secured Party’s right of recovery against the Collateral for the Obligations shall be determined as if Debtor were a primary obligor for the payment of the Obligations regardless of whether or not Debtor is in fact primarily liable for all or any part of the Obligations. Debtor specifically agrees that it shall not be necessary or required, in order to enforce the remedies under this Agreement, that the Secured Party have made demand for payment upon the Borrower or any other person or entity liable for any portion of the Obligations or have made protest thereof or have given notice to the Borrower or any other party liable thereon of maturity or nonpayment of the Obligations.

2.             The Debtor specifically waives any notice of acceptance of this Agreement by the Secured Party and of the creation, advancement, existence, extension, renewal, modification, consolidation, the rearrangement from time to time of the Obligations, the increase from time to time in the principal amount thereof, the increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time or any other indulgence may be granted with respect thereto by the Secured Party at its will or as may be agreed by the Borrower without notice to or further consent by the Debtor, at any time or times.

3.             The Debtor agrees that: (i) no renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; (ii) no increase in the principal amount of any of the Obligations; (iii) no increase or reduction of the rate of interest thereon; (iv) no release, withdrawal, substitution, surrender, subordination, exchange, deterioration, waste or other impairment of any security or collateral or guaranty now or hereafter held by the Secured Party for payment of the Obligations, or of any part thereof; (v) no release of the Borrower, any guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof; and (vi) no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor or under this Agreement shall in any manner impair, diminish or affect the rights of the Secured Party or the liability of the Debtor hereunder. The Debtor specifically agrees that it shall not be necessary or required, and that the Debtor shall not be entitled to require, that the Secured Party mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Obligations, or make any effort at collection of the Obligations from the Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collections of the Obligations from any such other party, or exercise or assert any other right or remedy to which the Secured Party is or may be entitled in connection with the Obligations or any security or collateral or other Agreement therefor, or assert or file any claim against the assets or estate of the Borrower or any guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Debtor under this Agreement or requiring payment of the Obligations by the Debtor hereunder, or at any time thereafter. The Debtor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by the Secured Party as security for the Obligations, or any part thereof, and agrees that the Secured Party shall have no duty insofar as the Debtor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of the Secured Party, except as the Secured Party shall determine in its sole discretion. The Debtor specifically agrees that Debtor shall not have any recourse or action against the Secured Party by reason of any action the Secured Party may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or collateral or any Guaranty at any time existing therefor.

4.             The Debtor agrees to the terms, provisions and conditions of the Note and other instruments evidencing the Obligations and of any renewal, modification, consolidation or rearrangement thereof or other agreements which may have been or may hereafter be executed by the Borrower from time to time evidencing or in connection with the Obligations or any part thereof, and agrees that the Debtor’s liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any term, provision or condition of such Note or other agreement or by the failure, refusal or omission of the Secured

Party to enforce or observe any of same or any forbearance or compromise made by the Secured Party or any action taken or omitted to be taken by the Secured Party pursuant thereto or in connection therewith. The Debtor, by the execution and delivery of this Agreement agrees, represents, warrants and acknowledges that Debtor shall be bound by the provisions of any Agreement and Security Agreement and any Environmental Certificate and Agreement of even date herewith, from the Borrower to the Secured Party and which purport to be applicable to Debtor to the same extent and with the same effect as if Debtor had executed and delivered such document to the Secured Party. In that connection, the Debtor agrees that the provisions of this Paragraph shall survive any exercise of the power of sale granted in any instrument securing the Obligations, any foreclosure of the liens created by any of the instruments securing the Obligations, any conveyance in lieu of any such foreclosure, the repayment of the Obligations, and the discharge and release of all liens, rights and interests securing payment of the Obligations.

5.             The Debtor absolutely and unconditionally covenants and a agrees that: (i) in the event that the Borrower does not or is unable to pay or perform the Obligations for any reason including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar proceedings affecting the status, composition, identity, existence, assets or Obligations of the Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceedings; and/or (ii) if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith) is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of the Borrower, or any instrument evidencing any of the Obligations is forged or otherwise irregular), then in any such case the Debtor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect the Debtor’s liabilities hereunder.

6.             Should the status, composition, structure or name of the Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Agreement shall continue and also cover the Obligations and Obligations of the Borrower under the new status, composition structure or name according to the terms hereof. If the Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom or termination of any ownership interest therein owned, by any general or limited partner of such partnership shall alter, limit, terminate, excuse or modify the Debtor’s liabilities set forth in this Agreement.

7.             In the event any payment from the Borrower to the Secured Party is held to constitute a preference under the bankruptcy laws, or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Borrower to the Secured Party shall not constitute a release of the Debtor from any liability hereunder, and this Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.             At all times while any or all of the Obligations are now or hereafter secured in whole or in part, the Debtor agrees that the Secured Party may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by the Debtor, and without in anywise impairing, diminishing or releasing the liability of the Debtor hereunder.

9.             The Debtor waives marshalling of assets and liabilities, sale in inverse order of alienation, and all defenses given to sureties or Debtors at law or in equity other than actual payment of the Obligations and performance of the actions constituting the Obligations, including, but not limited to, any rights pursuant to the laws of  Minnesota. The failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower or any other person primarily or secondarily liable for the Obligations or of any other or others shall not affect the liability of Debtor hereunder.

M.           OTHER AGREEMENTS.

1.             Savings Clause.  Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor Debtor’s heirs, legal representatives, successors or assigns or any other party liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

2.             Joint and Several Responsibility.  If this Security Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

3.             Waivers.  Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waived demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other notice whatsoever.

4.             Severability.  Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the minimum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

5.             Use of Copies.  Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.  All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

6.             Authorization to File Financing Statements.  The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.  The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

7.             Notices.  Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States mail, postage pre-paid, addressed to Debtor at the address of the Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

8.             Headings and Gender.  Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be or such gender of number as the circumstances require.

9.             Amendments.  Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

10.           Binding Effect.  The provisions of this Security Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

11.           Governing Law.  This Security Agreement shall be governed by the law of Minnesota and applicable federal law.

12.           Statute of Frauds.  THIS COMMERCIAL SECURITY AGREEMENT, THE LOAN AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR IN THE LOAN AGREEMENT, OR EXECUTED IN CONNECTION WITH OR ATTACHED TO THE LOAN AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

13.          U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first written above.

DEBTOR

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

EXHIBIT A

See attached list of equipment

Prepared by and return to:

Janet M. Dery, Esquire

Starfield & Smith, P.C.

1300 Virginia Drive, Suite 325

Fort Washington, PA 19034

Lot 5, Block 202.04 of the Township of Voorhees Tax Map

MORTGAGE

NOTICE: THIS DOCUMENT SECURES A VARIABLE INTEREST RATE NOTE AND CONTAINS PROVISIONS FOR INCREASES UNDER CERTAIN CIRCUMSTANCES IN THE PRINCIPAL BALANCE OF THE INDEBTEDNESS SECURED HEREBY

THIS MORTGAGE is made on 03/10/11, by and between Brian Todd Conners, with an address of 8 Oak Hollow Drive, Voorhees, New Jersey 08043 (the “Mortgagor”), and Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation,  with an address of 159 E. High Street, Pottstown, Pennsylvania 19464 (the “Mortgagee”).

RECITALS

Mortgagee, has agreed, pursuant to a Loan Agreement of even date herewith (the “Loan Agreement”), and subject to the terms set forth therein, to make a loan to ARCA Advanced Processing, LLC (the “Borrower”) in an aggregate amount of Two Million One Hundred Thousand Dollars and No Cents ($2,100,000.00) (the “Loan”) which is being guaranteed by Mortgagor (the “Guarantee”), the Loan Agreement and Guarantee constituting the consideration for this Mortgage.

Borrower has duly executed a promissory note of even date herewith (the “Note”) to evidence the terms of repayment of the Loan with interest at the rate or rates established from time to time in accordance with the terms set forth therein, which Note has been delivered by Borrower to the Mortgagee (the Mortgagee and any assignee or other lawful owner of the Note being hereinafter sometimes called “Mortgagee”).  Mortgagor has duly executed the Guarantee to support the obligations of the Borrower to repay the Loan.  All references herein to the Note and the obligations arising thereunder shall be deemed to include the Guarantee and all obligations arising under the Guarantee.

All things necessary to make the Note the valid, binding and legal obligation of Mortgagor, and to make this Mortgage a valid, binding and legal instrument for the security of the Note in accordance with its terms, have been duly performed, and the execution and delivery of the Note and this Mortgage by Mortgagor have been in all respects duly authorized.

It has been agreed that the repayment of the Loan with interest, according to the terms of the Note and any alterations, modifications, substitutions, extensions or renewals thereof, as well as the performance of the other covenants, terms and conditions herein, should be secured by the execution of this Mortgage, which also shall secure payment by Mortgagor of all costs and expenses incurred in respect to the Loan, including reasonable attorney’s fees as is hereinafter provided.

NOW, THEREFORE, WITNESSETH: in consideration of the premises and of other good and valuable considerations, the receipt of which is hereby acknowledged, Mortgagor mortgages, grants, assigns, conveys and transfers unto the Mortgagee, its successor or successors and assigns, in fee simple, WITH MORTGAGE COVENANTS, all that land situate in Camden County, New Jersey, being  commonly known as 8 Oak Hollow Drive, Voorhees, Lot 5, Block 202.04 of the Township of Voorhees Tax Map and more particularly described in Exhibit A attached hereto and made a part hereof (the “Land”) and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repair, replacements and improvements now or hereafter located thereon (hereinafter sometimes called the “Improvements”).

TOGETHER with all the walks, fences, shrubbery, driveways, fixtures, equipment, machinery, apparatus, fittings, building materials and other articles of personal property of every kind and nature whatsoever, now or hereafter ordered for eventual delivery to the Land (whether or not delivered thereto), and all such as are now or hereafter located in or upon any interest or estate in the Land or any part thereof and used or usable in connection with any present or future operation of the Land now owned or hereafter acquired by Mortgagor, including, without limiting the generality of the foregoing, all heating, lighting, laundry, clothes washing, clothes drying, incinerating and power equipment, engines, pipes, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire-prevention, fire-extinguishing, refrigerating, ventilating, and communications apparatus, television sets, radio systems, recording systems, computer equipment, air-cooling and air-conditioning apparatus, elevators, escalators, shades, awnings, draperies, curtains, fans, furniture, furnishings, carpeting, linoleum and other floor coverings, screens, storm doors and windows, stoves, gas and electric ranges, refrigerators, garbage disposals, sump pumps, dishwashers, washers, dryers, attached cabinets, partitions, ducts and compressors, landscaping, swimming pools, lawn and garden equipment, security systems and including all equipment installed or to be installed or used or usable in the operation of the building or buildings or appurtenant facilities erected or to be erected in or upon the Land; it being understood that all of the aforesaid shall be deemed to be fixtures and part of the Land, but whether or not of the nature of fixtures they shall be deemed and shall constitute part of the security for the indebtedness herein mentioned and shall be covered by this Mortgage excluding, however, only personal property owned by any tenant actually occupying all or part of the premises.  Disposition of any of the aforesaid or of any interest therein is prohibited; however, if any disposition is made in violation hereof, the Mortgagee shall have a security interest in the proceeds therefrom to the fullest extent permitted by the laws of New Jersey; and

TOGETHER with all and singular the rights, alleys, ways, waters, easements, tenements, privileges, advantages, accessions, hereditaments and appurtenances belonging or in any way appertaining to the Land and other property described herein, and the reversions and remainders, earnings, revenues, rents, issues and profits thereof and including any right, title, interest or estate hereafter acquired by Mortgagor in the Land and other property described herein; and

TOGETHER with all the right, title and interest (but not the obligations) of Mortgagor, present and future, in and to all present and future accounts, contract rights (including all fees and other obligations set forth in the Mortgagee’s commitment to make the Loan), general intangibles, chattel paper, documents and instruments including but not limited to licenses, construction contracts, service contracts, utility contracts, options, permits, public works agreements, bonds, deposits and payments thereunder, relating or appertaining to the Land and other property described herein and its development, occupancy and use; and

TOGETHER with any right to payment  or for services rendered, whether or not yet earned by performance, arising from the operation of the improvements or any other facility on the Land, including, without limitation, (1) all accounts arising from the operation of the improvements and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof, and (2) all rights to payment from any consumer credit/charge card organization or entity, including, without limitation, payments arising from the use of the American Express Card, Visa Card, Carte Blanche Card, MasterCard, Diner’s Club, or any other credit card, including those now existing or hereinafter created or any substitution therefor and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof; and

TOGETHER with all of the rents, royalties, revenues, income, proceeds, profits and other benefits paid or payable by parties to the leases for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying the Land, the Improvements, and other property securing the indebtedness, or any portion thereof.  As used in this Mortgage, the word “leases” includes any and all leases, subleases, licenses, concessions, reservations, accounts, permits, contracts, and other agreements (oral or written, now or hereafter in effect) which grant a possessory interest or right of occupancy in and to, or the right to use, or affect all or part of the Land, the improvements, and other property securing the indebtedness, or any portion thereof; and

TOGETHER with all proceeds of and any unearned premiums on any insurance policies covering the Property (hereinafter defined), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property or any part thereof; and

TOGETHER with all proceeds derived from any taking by condemnation or eminent domain proceedings or transfer in place or in anticipation thereof of all or any part of the property described in these granting clauses;

TO HAVE AND TO HOLD the Land with Improvements thereupon and all the rights, easements, profits and appurtenances and other property described above (all of which is hereinafter sometimes called the “Property”) belonging unto and to the use of the Mortgagee, and its successor or successors and assigns, in fee simple forever;

BUT for and upon the uses, intents and purposes hereinafter mentioned, that is to say for the benefit and security of Mortgagee and for the enforcement of the payment of all sums secured hereby (hereinafter sometimes called the “Indebtedness”) and the compliance with the terms, covenants and conditions, in the Note, in the Loan Agreement and in this Mortgage, expressed or implied;

SUBJECT, HOWEVER, to the liens and rights of the holders of the contracts and instruments secured by any instruments that may be described in Exhibit B to this Mortgage (the “Permitted Encumbrances”);

PROVIDED, HOWEVER, that if Mortgagor shall pay or cause to be paid to Mortgagee all sums secured hereby in the manner stipulated in the Note, the Loan Agreement and this Mortgage, then and in such case, the estate, right, title and interest of the Mortgagee in the Property shall cease, determine and become void, and upon proof being given to the satisfaction of the Mortgagee that the Note has been paid or satisfied, in accordance with its terms and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by the Mortgagee and of any other sums as in this Mortgage provided, the Mortgagee shall at the expense of Mortgagor, release and discharge this Mortgage of record, and shall transfer and deliver up to Mortgagor any property at the time subject to this Mortgage which may be then in their possession, provided the Mortgagee hereunder shall be entitled to a reasonable fee for the release and reconveyance of the Property or any partial release and reconveyance;

AND THIS MORTGAGE FURTHER WITNESSETH, that Mortgagor (jointly and severally if more than one) has covenanted and agreed and does hereby covenant and agree with the Mortgagee as follows:

ARTICLE 1. DEFINITIONS

1.1           Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth or referred to in the Loan Agreement.

ARTICLE 2. COVENANTS AND AGREEMENTS OF MORTGAGOR

2.1           Incorporation of Covenants, Conditions and Agreements.  All the covenants, conditions and agreements contained in the Loan Agreement, the Note, and the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

2.2           Title to the Property.  Mortgagor covenants that at the time of the execution and delivery of this Mortgage it has good title to all of the property described in the granting clauses of this Mortgage as being presently granted, assigned, conveyed and transferred hereunder, free and clear of all liens and encumbrances except for the Permitted Encumbrances; Mortgagor hereby does and will forever warrant generally and defend the title to the Property, and every part thereof, whether now owned or hereafter acquired, unto the Mortgagee and its successor or successors in the trust and assigns, against all claims and demands by any person or entity whatsoever; Mortgagor covenants that Mortgagor shall comply with all the terms, covenants and conditions of all agreements and instruments, recorded and unrecorded, affecting the Property; Mortgagor covenants that it has good right and lawful authority to mortgage, give, grant, pledge, assign and convey the Property in the manner and form herein provided.

2.3           Further Assurances.  At any and all times Mortgagor shall furnish and record all and every such further assurances as may be requisite or as the Mortgagee shall reasonably require for the better assuring and confirming unto the Mortgagee the estate and property hereby granted, assigned, conveyed or transferred, or intended so to be whether now owned or hereafter acquired; Mortgagor shall bear all expenses, charges and taxes in connection therewith.

2.4           Escrow for Taxes.  To better secure the covenant to pay taxes and fees in the Loan Agreement, Mortgagor agrees that, if Holder so requests, Mortgagor shall deposit with Holder on the day of each month on which a payment of interest is due under the Note, beginning with the month following such request, one-twelfth of the annual taxes next due as estimated by Holder, plus one-twelfth of the annual fire, hazard and other insurance premiums as required herein, such deposit to be held by Holder, without interest, to pay said taxes and premiums.  If payments of interest are due under the Note other than monthly, appropriate adjustment shall be made in the amount of the aforesaid periodic deposits.

Any amounts deposited pursuant to the provisions of this Section shall not be, nor be deemed to be, trust funds, nor shall they operate to curtail or reduce the indebtedness secured hereby, and all such amounts may be commingled with the general funds of the depositor and be deposited with Mortgagee or at an institution designated by Mortgagee.  Mortgagee shall not be responsible for the solvency of such institution, provided it is insured by the Federal Deposit Insurance Corporation or other regulatory agency at the time of designation.  If at any time Mortgagee shall determine that the amount then on deposit shall be insufficient to pay an obligation in full, Mortgagor shall immediately after demand deposit with Mortgagee the amount of the deficiency determined by Mortgagee.  Nothing contained in this Section shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the rate provided for in the Note, to the indebtedness secured hereby.

2.5           Change in Tax Law.  In the event of the passage after date of this Mortgage of any law changing in any way the laws for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of collection of any such taxation so as to affect this Mortgage, Mortgagee may give thirty (30) days’ written notice to Mortgagor requiring the payment of the indebtedness secured hereby.  If such notice be given, the indebtedness secured hereby shall become due and payable at the expiration of said thirty (30) days; provided, however, that such requirement of payment shall be ineffective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Mortgagee, and if Mortgagor in fact pays such tax prior to the date upon which payment is required by such notice.

2.6           Activities on the Property.  Mortgagor shall not suffer any act to be done or any conditions to exist on the Property or any part thereof or any thing or article to be brought thereon (i) which may cause structural injury to the improvements on the Land; or (ii) which would cause the value or usefulness of the Property or any part thereof to diminish (ordinary wear and tear excepted); or (iii) which may be dangerous, unless safeguarded as required by law; or (iv) which may in fact or in law, constitute a nuisance, public or private; or (v) which may void or make voidable any insurance then in force or required by the terms of this Mortgage, the Loan Agreement to be in force.

2.7           Additional Insurance.  If required by the Mortgagee, in addition to the provisions of and to the extent not so provided by the Loan Agreement, Mortgagor shall at all times maintain during the entire term of this Mortgage the following insurance, in form and substance satisfactory to Mortgagee:

(a)  Workers’ Compensation.  During any construction, repair, restoration or replacement of improvements on the Land, Mortgagor shall cause all contractors and subcontractors (including Mortgagor if it acts as a contractor) to obtain and keep in effect workers’ compensation insurance to the full extent required by applicable law and also which shall cover all employees of each contractor and subcontractor; upon demand, Mortgagor shall provide evidence satisfactory to Mortgagee that it is complying with this covenant.

All insurance for loss or damage shall provide that losses, if any, shall be payable to Mortgagee, as its interest may appear.  Mortgagor will pay the premiums for all insurance and deliver to Mortgagee the policies of insurance or duplicates thereof, or other evidence satisfactory to Mortgagee of such insurance coverage.  Each insurer shall agree, by endorsement upon the policy or policies issued by it, or by independent instrument furnished to Mortgagee, that (i) it will give Mortgagee thirty (30) days’ prior written notice of the effective date of any material alteration or cancellation of such policy; and (ii) the coverage of Mortgagee shall not be terminated, reduced or affected in any manner regardless of any breach or violation by Mortgagor of any warranties, declarations or conditions of such insurance policy or policies.  The proceeds of such insurance shall be applied, at Mortgagee’s option, toward the replacement, restoration or repair of the Property which may be lost, stolen or destroyed or damaged or toward payment of any indebtedness of Mortgagor to Mortgagee.

2.8           Additional Advances.  If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid shall be at once repayable by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder.  If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may use any funds of Mortgagor towards performance or satisfaction of the same but shall be under no obligation so to do; and no such use of funds shall relieve Mortgagor from any default hereunder.

2.9           Condemnation Awards.  Should the grade of any street be altered or all or any part of the Property be condemned or taken through eminent domain proceedings, all or such part of any award or proceeds derived therefrom, as Mortgagee in its sole discretion may determine in writing, shall be paid to Mortgagee and applied to the payment of the indebtedness secured hereby (in such manner or combination thereof, including inverse order of maturity of installments of principal, if any, as Mortgagee may, in its sole discretion, elect) and all such proceeds are hereby assigned to Mortgagee.

2.10         Costs of Defending and Enforcing the Lien.  Mortgagor shall pay all costs, charges and expenses, including appraisals, title examinations, and reasonable attorney’s fees, which Mortgagee may incur in defending or enforcing the validity or priority of the legal operation and effect of this Mortgage, or any term, covenant or condition hereof, or in collecting any sum secured hereby, or in protecting the security of Mortgagee including without limitation being a party in any condemnation, bankruptcy or administrative proceedings, or, if an Event of Default shall occur, in administering and executing the trust hereby created and performing their powers, privileges and duties hereunder.  Mortgagee may make advances or payments for such purposes but all advances or payments made by Mortgagee for such purposes shall be repayable immediately by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and any such sum or sums with interest as aforesaid shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder.

2.11         Modification of Terms; No Novation.  Mortgagee may at any time, and from time to time, extend the time for payment of the indebtedness secured hereby, or any part thereof, or interest thereon, and waive, modify or amend any of the terms, covenants or conditions in the Note, in the Guarantee, in this Mortgage or in any other Loan Document, in whole or in part, either at the request of Mortgagor or of any person having an interest in the Property, accept one or more notes in replacement or substitution of the Note, consent to the release of all or any part of the Property from the legal operation and effect of this Mortgage, take or release other security, release any party primarily or secondarily liable on the Note or hereunder or on such other security, grant extensions, renewals or indulgences therein or herein, apply to the payment of the principal and interest and premium, if any, of the indebtedness secured hereby any part or all of the proceeds obtained by sale or otherwise as provided herein, without resort or regard to other security, or resort to any one or more of the securities or remedies which Mortgagee may have and which in its absolute discretion it may pursue for the payment of all or any part of the indebtedness secured hereby, in such order and in such manner as it may determine, all without in any way releasing Mortgagor or any party secondarily liable from any of the terms, covenants or conditions of the Note, the Guarantee, this Mortgage, or any other Loan Document, or relieving the unreleased Property from the legal operation and effect of this Mortgage for all amounts owing under the Note, the Loan Agreement and this Mortgage.  Mortgagee and Mortgagor recognize and agree that the provisions of this Mortgage, the Note, the Guarantee, and any other Loan Document may be modified by them or their successors or assigns at any time before or after default (which modification may involve increasing the rate of interest in the Note, agreeing that other charges should be paid, or modifying any other provision in any such instruments).  Mortgagee may extend the time of payment, may agree to alter the terms of payment of the indebtedness, and may grant partial releases of any portion of the property included herein.  No such modification by Mortgagee and Mortgagor nor any such action by Mortgagee or the Mortgagor referred to above shall be a substitution or novation of the original indebtedness or instruments evidencing or securing the same, but shall be considered a possible occurrence within the original contemplation of the parties.

2.12         Governmental Action Affecting the Property.  Mortgagor agrees that in the event of the enactment of any law or ordinance, the promulgation of any zoning or other governmental regulation, or the rendition of any judicial decree restricting or affecting the use of the Property or rezoning the area wherein the same shall be situate which Mortgagee reasonably believes adversely affects the Property, Mortgagee may, upon at least sixty (60) days written notice to Mortgagor, require payment of the indebtedness secured hereby at such time as may be stipulated in such notice, and the whole of the indebtedness secured hereby, shall thereupon become due and payable.

ARTICLE 3. EVENTS OF DEFAULT

The occurrence of one or more of the following events (herein called an “Event of Default”) shall constitute and be an Event of Default:

3.1           Default under Loan Documents.  The occurrence and continuance of an Event of Default under the Loan Agreement, the Note or any other Loan Document shall constitute an Event of Default hereunder.  In the event Mortgagee consents to an encumbrance on the Property, a default under the terms of any document creating such an encumbrance shall be a default hereunder.

3.2           Additional Insurance Obligations.  Mortgagor fails to promptly perform or comply with any of the terms and conditions set forth in subsection 2.7 and such failure continues for ten (10) days after notice from Mortgagee to Mortgagor.

3.3           Material Obligations.  Mortgagor fails to perform or observe any of its material obligations under this Mortgage and such failure shall continue for a period of thirty (30) days after Mortgagee gives Mortgagor written notice thereof.

3.4           Judgment.  Unless adequately covered by insurance in the reasonable opinion of Mortgagee, the entry of a final judgment for the payment of money involving more than $10,000.00 against Mortgagor or any guarantor of the Loan and the failure of Mortgagor or any guarantor of the Loan to cause the same to be discharged or bonded off to the satisfaction of Mortgagee within sixty (60) days from the date the order, decree or process under which or pursuant to which such judgment was entered.

3.5           Transfer of the Property.  If all or any part of the Property or any interest in the Property is sold, transferred, assigned, conveyed or otherwise disposed of, either outright or as security for an indebtedness, or if there is any change in the ownership of Mortgagor, without Mortgagee’s prior written consent, Mortgagee may, at Mortgagee’s option, declare all the indebtedness secured by this Mortgage to be immediately due and payable and Mortgagee may exercise any or all of the remedies provided in Paragraph 4 hereunder.

ARTICLE 4. REMEDIES

4.1           Remedies-Acceleration.  If one or more of the Events of Default shall occur, Mortgagee may, at its option, declare the entire unpaid principal amount of the Note (if not already due and payable) to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything in the Note, in the Guarantee, in the Loan Agreement or in this Mortgage to the contrary notwithstanding; and in the event of any sale of all or any part of the Property, whether made under the power of sale herein granted, assent to a decree or through judicial proceedings, such unpaid principal amount shall automatically and without notice become so due and payable.  If Mortgagee exercises Mortgagee’s option to declare the entire unpaid principal amount of the Note to be due and payable, Mortgagor covenants to pay immediately the full amount of the indebtedness secured hereby even though foreclosure or other court proceedings to collect the indebtedness have not been commenced.  Acceleration of maturity, once declared by Mortgagee, may at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not rescind or affect in any way such acceleration of maturity.

4.2           Power of Sale; Assent to Decree and Other Remedies.  If one or more of the Events of Default shall occur and whether or not Mortgagee shall have accelerated the maturity of the indebtedness pursuant to Section 4.1 hereof, Mortgagee, at its option, may:

(a)           proceed by suit or suits at law or in equity or by any other appropriate remedy to protect and enforce the rights of Mortgagee whether for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or to enforce payment of the Note, of the Guarantee, or to foreclose this Mortgage, or to sell the Property under the judgment or decree of a court or courts of competent jurisdiction, or otherwise.  Mortgagor, in accordance with any general or local laws or rules or regulations of New Jersey relating to mortgages including any amendments thereof or supplements thereto which do not materially change or impair the remedy, does hereby declare and assent to the passage of a decree to sell the Property by the equity court having jurisdiction for the sale of the Property, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth.  This assent to decree shall not be exhausted in the event the proceeding is dismissed before the indebtedness secured hereby is paid in full;

(b)           either with or without entering upon or taking possession of the Property, demand, collect and receive any or all revenues arising out of or in connection with the Property, including, without limitation, all rents;

(c)           take possession and assemble such items of the Property as may be designated by Mortgagee and make them available to the Mortgagee at a place reasonably convenient to both parties to be designated by Mortgagee or the Mortgagee.  Upon a default under this Mortgage, Mortgagee shall have the right to take possession of such items of the Property as Mortgagee may elect.  In taking possession Mortgagee may proceed without judicial process if this can be done without breach of the peace.  Mortgagee shall have the further right to remove such items of the Property as it may choose to any location or locations selected by Mortgagee, and Mortgagor shall pay the costs of such removal and for the storage and protection of such items immediately upon demand therefor.  If Mortgagee elects to proceed under the New Jersey Uniform Commercial Code to dispose of some of the Property, the Mortgagee shall give Mortgagor notice by certified mail, postage prepaid, return receipt requested, of the time and place of any public sale of any of such property or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Mortgagor at least five (5) days before the time of the sale or other disposition, which provisions for notice Mortgagor and the Mortgagee agree are reasonable; provided, however, that nothing herein shall preclude Mortgagee from proceeding as to all the Property in accordance with the rights and remedies of Mortgagee in respect of the real property, as provided in the New Jersey Uniform Commercial Code, as amended from time to time;

(d)           either with or without taking possession of the property, sell, lease or otherwise dispose of the Property in its then condition or following such preparation as Mortgagee deems advisable;

(e)           either with or without entering upon or taking possession of the Property and without assuming any obligations of Mortgagor, thereunder, exercise the rights of Mortgagor under, use or benefit from, any of the contracts, leases or intangible property;

(f)            may enter and take possession of the Property and may exclude Mortgagor, its agents and servants, wholly therefrom, and having and holding the same, may use, operate, manage and control the Property or any part thereof, and upon every such entry Mortgagee, at the expense of Mortgagor and of the Property, from time to time may make all necessary or proper repairs, renewals, replacements and useful or required alterations, additions, betterments and improvements to and upon the Property as to it may seem judicious and pay all costs and expenses of so taking, holding and managing the same, including reasonable compensation to its employees and other agents (including, without limitation, attorney’s fees and management and rental commissions) and any taxes, assessments and other charges prior to the legal operation and effect of this Mortgage which Mortgagee may deem it wise or desirable to pay, and in such case Mortgagee shall have the right to manage the Property and to carry on the business and exercise all rights and powers of Mortgagor, either in the name of Mortgagor, or otherwise, as Mortgagee shall deem advisable; and Mortgagee shall be entitled to collect and receive all rents thereof and therefrom.  The taking of possession and collection of rents by Mortgagee shall not be construed to be an affirmation of any lease or acceptance of attornment with respect to any lease of all or any portion of the Property.  After deducting the expenses of operating the Property and of conducting the business thereof, and of all repairs, maintenance, renewals, replacements, alterations, additions, betterments, improvements and all payments which it may be required or may elect to make for taxes or other proper charges on the Property, or any part thereof, as well as just and reasonable compensation for all its employees and other agents (including, without limitation, attorney’s fees and management and rental commissions) engaged and employed, the moneys arising as aforesaid shall be applied to the indebtedness secured hereby.  Whenever all that is due upon the principal of and interest on the Note and under any of the terms of this Mortgage shall have been paid and all defaults made good, Mortgagee shall surrender possession to Mortgagor.  The same right of entry, however, shall exist if any subsequent Event of Default shall occur. Mortgagee may,  in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Property in order to perform all acts necessary or appropriate to complete construction of the improvements and to maintain and operate the Property, including, but not limited to, the execution, cancellation or modification of leases, the making of repairs to the Property and the execution or termination of contracts providing for the construction, management or maintenance of the Property, all of such terms as Mortgagee, in its sole discretion, deems proper or appropriate;

(g)           proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Note and/or the Guarantee, or the performance of any term, covenant, condition or agreement of this Mortgage and Security Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as Mortgagee shall determine most effectual for such purposes;

(h)           institute and maintain such suits and proceedings as Mortgagee may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Mortgage and Security Agreement, to preserve or protect its interest in the Property and the revenues arising out of or in connection with the Property, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of Mortgagee;

(i)            apply all or any portion of the Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the indebtedness;

(j)            foreclose any and all rights or Mortgagor in and to the Property, whether by sale, entry or in any other manner provided for hereunder or under the laws of New Jersey;

(k)           in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceeding affecting Mortgagor or the creditors or property of Mortgagor, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire amount of the indebtedness at the date of the institution of such proceedings and for any additional portion of the indebtedness accruing after such date;

(l)            exercise of any right or remedy of mortgagee or secured party under the laws of New Jersey.

4.3           Appointment of a Receiver. Until one or more of the Events of Default shall occur (but not thereafter), Mortgagor shall have possession of the Property and shall have the right to use and enjoy the same and to receive the rents thereof and therefrom.  If one or more of the Events of Default shall occur, and without the requirement of any other showing, Mortgagee shall be entitled as a matter of right and to the extent permitted by law, without notice to Mortgagor, and without regard to the adequacy of the security, to the immediate appointment of a receiver of the Property and of the rents thereof and therefrom, in an ex parte proceeding with all such other powers as the court or courts making such appointment shall confer, and the rents thereof and therefrom are hereby assigned to Mortgagee as additional security under this Mortgage.  Mortgagor shall deliver to the receiver appointed pursuant to the provisions of this Section, or to Mortgagee in the event of entry pursuant to the terms of the preceding Section, all original records, books, bank accounts, leases, agreements, security deposits of the tenants and all other materials relating to the operation of the Property.

4.4           Foreclosure Sale.

(a)           If one or more of the Events of Default shall occur, the Mortgagee shall sell and in the case of default of any purchaser or purchasers shall resell all the Property as an entirety, or in such parcels and in such order as Mortgagee shall in writing request, or, in the absence of such request, as the Mortgagee may determine (Mortgagor hereby waiving for itself and for any person claiming by or through it application of the doctrine of marshalling of assets), at public auction at some convenient place or places in the jurisdiction in the state where the Property is situate, or in such other place or places as may be permitted by law, at such time, in such manner and upon such terms as the Mortgagee may fix and briefly specify in each notice of sale, which notice of sale shall state the time when, and the place where, the same is to be made, shall contain a brief general description of the property to be sold, and shall be sufficiently given if published as frequently and in such publication as may be required by law, and Mortgagee may cause such further public advertisement to be made as they may deem advisable, and any such sale may be adjourned by the Mortgagee by announcement at the time and place appointed for such sale or for such adjourned sale, and, without further notice or publication, such sale may be made at the time and place to which the same shall be so adjourned.  If one or more leases are entered into or recorded subsequent to the recording of this Mortgage or are otherwise subordinate to this Mortgage, the Mortgagee shall sell, subject to any one or more of such tenancies that are designated and selected by Mortgagee.

(b)           Upon the completion of any sale and compliance with all the terms thereof, the Mortgagee shall execute and deliver to the purchaser or purchasers a good and sufficient deed of conveyance, assignment and transfer, lawfully conveying, assigning and transferring the property sold.  Payment to the Mortgagee of the entire purchase money shall be full and sufficient discharge of any purchaser or purchasers of the property, sold as aforesaid, for the purchase money; and no such purchaser, or his representatives, successors or assigns, after paying such purchase money and receiving the deed shall be bound to see to the application of such purchase money.

(c)           In the case of any sale of the Property or of any part thereof, whether under the power of sale herein granted, assent to decree or through other judicial proceedings, the purchase money, proceeds and avails thereof, together with any other sums which may then be held as security hereunder or be due under any of the provisions hereof as a part of the Property, shall be applied as follows:

FIRST, to pay all proper costs, charges, fees and expenses, including the fees and costs herein provided for and to pay the costs of appraisals of the Property and the costs of title examination; and to pay or repay to Mortgagee all moneys advanced by them or either of them for taxes, insurance or otherwise, with interest thereon as provided herein; and to pay all taxes due upon the Property at the time of sale; and to pay any other lien or encumbrance prior to the legal operation and effect of this Mortgage unless said sale is made subject to any such taxes or other lien or encumbrance; and to pay a counsel fee of One thousand Five hundred Dollars ($1,500.00) for conducting the proceedings if without contest, but if legal services are rendered to Mortgagee in connection with any contested matter in the proceedings, then such additional counsel fees and expenses shall be allowed out of the proceeds of sale or sales as the court may deem proper; and to pay additional reasonable counsel fees, if any, incurred as a result of representing Mortgagee’s interest in any proceedings on behalf of any Mortgagor before any United States Bankruptcy Court or similar State insolvency proceedings; and also to pay a commission to the auctioneer or other party making the sale equal to five percent (5%) of the gross sale price;

SECOND, to pay whatever may then remain unpaid under the Note and the interest thereon to the date of payment, whether the same shall be due or not, it being agreed that the Note shall, upon such sale being made before the maturity of the Note, be and become immediately due and payable at the election of Mortgagee and to pay all of the indebtedness secured hereby;

THIRD, to pay the remainder of said proceeds, if any, less the expense, if any, of obtaining possession, to Mortgagor or other party lawfully entitled to receive the same, upon the delivery and surrender of possession of the Property sold and conveyed and delivery of all records, books, bank accounts, leases, agreements, security deposits of the tenants and all other material relating to the operation of the Property to the said purchaser or purchasers.

(d)           Immediately upon the filing or docketing of suit preliminary to a foreclosure sale of the Property, or any part thereof under this Mortgage, there shall be and become due and owing by Mortgagor, an auctioneer’s commission on the total amount of the indebtedness secured hereby equal to two and one-half percent (2 ½%), and Mortgagee shall not be required to receive the principal and interest in satisfaction of the indebtedness secured hereby, but said sale may be proceeded with unless, prior to the day appointed therefor, tender is made of said principal, interest, commissions and all expenses and costs incident to such sale and all other sums that are part of the indebtedness secured hereby.

(e)           Mortgagee may bid and become the purchaser at any sale under this Mortgage.  If Mortgagee is the purchaser at any such sale, Mortgagee may apply the outstanding indebtedness against all or any portion of the purchase price, including the deposit.

4.5           Collection of Revenues.  In connection with the exercise by Mortgagee of the rights and remedies provided for in subsection 4.2(b) hereof:

(a)           Mortgagee may notify any tenant, lessee or licensee of the Property, either in the name of the Mortgagee or Mortgagor, to make payment of Revenues directly to Mortgagee or Mortgagor’s agents, may advise any person of Mortgagee’s interest in and to the revenues arising out of or in connection with the Property and may collect directly from such tenants, lessees and licensees all amounts due on account of such revenues;

(b)           At Mortgagee’s request, Mortgagor will provide written notification to any or all tenants, lessees and licensees of the property concerning Mortgagee’s interest in the revenues arising out of or in connection with the Property and will request that such tenants, lessees and licensees forward payment thereof directly to Lender;

(c)           Mortgagor shall hold any proceeds and collections of any of the revenues arising out of or in connection with the Property in trust for Mortgagee and shall not commingle such proceeds or collections with any other funds of Mortgagor; and

(d)           Mortgagor shall deliver all such proceeds to Mortgagee immediately upon the receipt thereof by Mortgagor in the identical form received, but duly endorsed or assigned on behalf of Mortgagor to Mortgagee.

4.6           Use and Occupation of Property.  In connection with the exercise of Mortgagee’s rights under subsection 4.2(f), Mortgagee may enter upon, occupy, and use all or any part of the Property and may exclude Mortgagor from the Land and the Improvements thereon or portion thereof as may have been so entered upon, occupied, or used.  Mortgagee shall not be required to remove any personal Property from the Land and the Improvements upon Mortgagee’s taking possession thereof, and may render any personal Property unusable to Mortgagor.  In the event Mortgagor manages the Land and the improvements thereon in accordance with subsection 4.2(f) herein, Mortgagor shall pay to Mortgagee on demand a reasonable fee for the management thereof in addition to the indebtedness.  Further, Mortgagee may construct such improvements on the Land or make such alterations, renovations, repairs, and replacements to the Improvements, as Mortgagee, in its sole discretion, deems proper or appropriate.  The obligation of Mortgagor to pay such amounts and all expenses incurred by Mortgagee in the exercise of its rights hereunder shall be included in the indebtedness and shall accrue interest at the default rate of interest stated in the Note.

4.7           Partial Sales.  Mortgagor agrees that in case Mortgagee, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the indebtedness.

4.8           Assembly of Property.  Upon the occurrence of any Event of Default, Mortgagee may require Mortgagor to assemble the Property and make it available to Mortgagee, at Mortgagor’s sole risk and expense, at a place or places to be designated by Mortgagee which are reasonably convenient to both Mortgagee and Mortgagor.

4.9           Power of Attorney.  Upon the occurrence of any Event of Default, Mortgagor hereby irrevocably constitutes and appoints Mortgagee as Mortgagor’s true and lawful attorney in fact to take any action with respect to the Property to preserve, protect, or realize upon Mortgagee’s interest therein, each at the sole risk, cost and expense of Mortgagor, but for the sole benefit of Mortgagee.  The rights and powers granted Mortgagee by the within appointment include, but are not limited to, the right and power to: (a) prosecute, defend, compromise, settle, or release any action relating to the Property; (b) endorse the name of Mortgagor in favor of Mortgagee upon any and all checks or other items constituting revenues arising out of or in connection with the Property; (c) sign and endorse the name of Mortgagor on, and to receive as secured party, any of the Property; (d) sign and file or record on behalf of Mortgagor any financing or other statement in order to perfect or protect Mortgagee’s security interest; (e) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any improvements on the Land; (g) manage, operate, maintain or repair the Land and the improvements; and (h) exercise the rights of Mortgagor under any contracts, leases or intangible personal property.  Mortgagee shall not be obligated to perform any of such acts or to exercise any of such powers, but if Mortgagee elects so to perform or exercise, Mortgagee shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Mortgagor except for Mortgagee’s willful misconduct or gross negligence.  All powers conferred upon Mortgagee by this Mortgage and Security Agreement, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of the Mortgagee.

ARTICLE 5. MISCELLANEOUS

5.1           Mortgagee.  The Mortgagee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same.  The Mortgagee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistake of law or fact, nor for anything which they may do or refrain from doing in good faith nor generally shall a Mortgagee have any accountability hereunder except for his own individual willful default.

5.2           Estoppel Certificates.  Mortgagor, upon request, made either personally or by mail, shall, within six (6) days in case the request is made personally, or within ten (10) days after the mailing of such request in case the request is made by mail, certify, by a writing duly acknowledged, to Mortgagee or to any proposed assignee of the Note, the amount of principal and interest then owing on the Note and whether any offsets or defenses exist against the indebtedness secured hereby.  At the request of Mortgagee, such certificate shall also contain a statement that Mortgagor knows of no Event of Default nor of any other default which, after notice or lapse of time or both, would constitute an Event of Default, which has occurred and remains uncured as of the date of such certificate, or, if any such Event of Default or other default has occurred and remains uncured as of the date of such certificate, then such certificate shall contain a statement specifying the nature thereof, the time for which the same has continued and the action which Mortgagor has taken or proposes to take with respect thereto.

5.3           Subrogation.  This Mortgage and the Mortgagee, as additional security, are hereby subrogated to the lien or liens and to the rights of the owners and holders thereof of each and every mortgage, lien or other encumbrance on the Property, or any part thereof, or any claim or demand which is paid or satisfied, in whole or in part, out of the proceeds of the indebtedness secured hereby and the respective liens of said mortgages, liens and other encumbrances and claims and demands shall pass to and be held by the Mortgagee as additional security for the indebtedness to Mortgagee to the same extent that they would have been preserved and would have been passed to and been held by Mortgagee had they each been duly and regularly assigned, transferred, set over and delivered to Mortgagee by separate deed of assignment, notwithstanding the fact the same may be or may have been satisfied and cancelled of record, it being the intention of the parties hereto that the same will be satisfied and cancelled of record at or about the time they are paid or satisfied out of the proceeds of the Loan.

5.4           Notices.  Unless specifically provided otherwise in this Mortgage or by law, any notice required or permitted by or in connection with this Mortgage shall be in writing and shall be made by facsimile or by hand delivery, by overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to Mortgagee or Mortgagor at the appropriate address set forth above or to such other address as may be hereafter specified by written notice by Mortgagee or Mortgagor.  Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to the overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

5.5           Legal Construction.  This Mortgage shall be construed according to the laws of New Jersey (excluding New Jersey conflict of laws) and any court of competent jurisdiction of New Jersey shall have jurisdiction in any proceeding instituted to enforce this Mortgage and any objections to venue are hereby waived.

5.6           Usury Limitations.  No provision of this Mortgage shall require the payment or permit the collection of interest or other sum in excess of the maximum permitted by applicable law, including a judicial determination.  If any excess of interest or other sum in such respect is herein provided for, or shall be adjudicated to be so provided for herein, neither Mortgagor nor its successors or assigns shall be obligated to pay such interest or other sum in excess of the amount permitted by applicable law, including a judicial determination, and the right to demand the payment of any such excess shall be and hereby is waived.  The provisions of this Section shall control all other provisions of this Mortgage.

5.7           Recording.  Mortgagor covenants and agrees to promptly cause all documents required by Mortgagee to be properly recorded or filed, including this Mortgage, and to pay all fees, taxes and expenses incident thereto.  Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any fee, tax or charge on the making and recording of this Mortgage.

5.8           Rights of Mortgagee.

(a)           Rights Not Limited.  The rights, powers, privileges and discretions (hereinafter collectively called the “rights”) specifically granted to the Mortgagee and those specifically granted to Mortgagee under this Mortgage are not in limitation of but in addition to those to which they are entitled under any general or local law relating to and mortgages in New Jersey, now or hereafter existing.

(b)           Benefit to Successors and Assigns.  The rights to which Mortgagee may be entitled shall inure to the benefit of its successors and assigns.

(c)           Rights Cumulative.  All the rights of Mortgagee are cumulative and not alternative and may be enforced successively or concurrently.

5.9           No Waiver.  Failure of Mortgagee to exercise any of their rights shall not impair any of their rights nor be deemed a waiver thereof, and no waiver of any of their rights shall be deemed to apply to any other such rights, nor shall it be effective unless in writing and signed by the party waiving the right.  The acceptance by Mortgagee of any partial payment after default or an Event of Default, with or without knowledge of the default or Event of Default, shall not be a waiver of the default or Event of Default unless Mortgagee shall specifically state in writing that the acceptance waives the default or Event of Default or states further conditions which must be satisfied to constitute such a waiver.  The failure of Mortgagee to exercise the option for acceleration of maturity, foreclosure, or either, following an Event of Default or to exercise any other option or privilege granted to Mortgagee hereunder in any one or more instances, shall not constitute a waiver of any such default, but such option or privilege shall remain continuously in force.

5.10         Mutual Waiver of Jury Trial.  Mortgagor and Mortgagee (by acceptance of this Mortgage) each, on behalf of itself and its successors and assigns, WAIVES to the fullest extent permitted by law all right to TRIAL BY JURY of any and all claims between them arising under this Mortgage, the Note, the Loan Agreement, or any other Loan Documents, and any and all claims arising under common law or under any statute of any state or the United States of America, whether any such claims be now existing or hereafter arising, now known or unknown.  In making this waiver Mortgagee and Mortgagor acknowledge and agree that any and all claims made by Mortgagee and all claims made against Mortgagee shall be heard by a judge of a court of proper jurisdiction, and shall not be heard by a jury.  Mortgagee and Mortgagor acknowledge and agree that THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS TRANSACTION.  Mortgagee and Mortgagor, with advice of counsel, each acknowledges that it is knowingly and voluntarily waiving a legal right by agreeing to this waiver provision.

5.11         Waiver by Mortgagor.  Mortgagor waives, on behalf of itself and all persons now or hereafter interested in the Property, all rights under all appraisement, homestead, moratorium, valuation, redemption, exemption, stay, extension and marshalling statutes, laws or equities now or hereafter existing and agrees that no defense based on any thereof will be asserted in any action enforcing this Mortgage.

5.12         Secondary Market Cooperation.  Mortgagor acknowledges that Mortgagee may (a) sell this Mortgage, the Note and the other Loan Documents to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Mortgage, the Note, the Guarantee and the other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as “Secondary Market Transactions”).  Mortgagor shall cooperate in good faith with Mortgagee in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the rating agency and addressing such matters as the rating agency may require; provided, however, Mortgagor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, or (iv) any other material economic term of the Loan.  Mortgagor shall provide such information and documents relating to Mortgagor, any guarantor of Mortgagor, the Property and any tenant of the Property as Mortgagee may reasonably request in connection with a Secondary Market Transaction.  Mortgagee shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Mortgagor, any guarantor of Mortgagor, the Property and any tenant of the Property.  Mortgagor acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents.

5.13         Indemnification.  Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any lease. Mortgagor shall indemnify the Mortgagee for and save them harmless from any and all liability arising from any lease or assignment of a lease as security under this Mortgage. Mortgagee shall not have any responsibility for the control, care, management or repair of the Property or be liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee or any other person or entity.  The obligations and liabilities of Mortgagor under this paragraph shall survive any termination, satisfaction or assignment of this Mortgage and the exercise by Mortgagee of any of its rights or remedies hereunder including, without limitation, the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

5.14         Binding Effect.  The terms and conditions agreed to by Mortgagor and the covenants of Mortgagor shall be binding upon the personal representatives, successors and assigns of Mortgagor and of each of them, but this provision does not waive any prohibition of assignment or any requirement of consent to an assignment under the other provisions of this Mortgage; any consent to an assignment shall not be consent to any further assignment, each of which must be specifically obtained in writing.

5.15         Recitals.  The recitals of this Mortgage are incorporated herein and made a part hereof.

5.16         Number and Gender.  Wherever used herein the singular shall include the plural and the plural the singular, and the use of any gender shall include all genders.

5.17         Time of Essence.  Time is of the essence of the obligations of Mortgagor in this Mortgage and each and every term, covenant and condition made herein by or applicable to Mortgagor.

5.18         Captions.  The captions of the Sections of this Mortgage are for the purpose of convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge, or restrict any of the provisions hereof.

5.19.        Severability.  If any provision of this Mortgage or the application thereof to any person or circumstance shall be invalid, inoperative or unenforceable to any extent, the remainder of this Mortgage and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be valid, operative and enforceable to the greatest extent permitted by law.

5.20.        Execution of Counterparts.  This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Mortgage.

5.21.        Security Agreement.  Mortgagor has executed this instrument as a Debtor under the Uniform Commercial Code of the state in which the Property is located.  This Mortgage shall constitute and be a security agreement and financing statement under the laws of such state.

ARTICLE 6. ADDITIONAL COVENANTS

6.1           Leases of the Property.

6.1.1        Compliance with Leases.  Mortgagor shall carry out all of its agreements and covenants as landlord contained in any leases (which word when used in this Mortgage shall include, without limitation, all agreements, licenses, contracts, reservations, accounts, and permits affecting all or any part of the Property) and not permit a lien or other encumbrance superior to such leases other than this Mortgage.  No lease shall include any space, or grant to any tenant any right or interest in any area outside of the limits of the Property.  Upon demand of Mortgagee, Mortgagor shall furnish Mortgagee an executed copy of each lease immediately upon its execution.  All future leases shall be written on the standard form accepted by Mortgagee, with only such changes as Mortgagee shall have approved in writing or on a lease agreement approved by Mortgagee.

6.1.2        Assignment of Leases.  Mortgagor hereby grants, conveys, assigns, and transfers unto the Mortgagee, for the benefit of Mortgagee, all the right, title, interest and privileges which Mortgagor has or may hereafter have in any and all of said leases now existing or hereafter made affecting all or a part of the Property, as said leases may have been or may from time to time be hereafter modified, extended or renewed with all the rents (which word when used in this Mortgage shall include, without limitation, all income and profits) due and becoming due therefrom and including without limitation the right of Mortgagee to inspect the leased areas and books and records of tenants.  Mortgagor shall, upon written request by Mortgagee, execute assignments (in any form customarily used by Mortgagee) of any present or future leases, together with the rents due and becoming due therefrom, which affect in any way all or any part of the Property.  No such assignment made or required hereby shall be construed as a consent by Mortgagee to any lease or to impose on Mortgagee any obligation with respect thereto.  Mortgagor shall not make any other assignment, hypothecation or pledge of any rents under any lease of part or all of the Property.  Mortgagor shall not, without the prior written approval of Mortgagee, cancel any of the leases, nor terminate or accept a surrender thereof, nor reduce the payment of rent thereunder, nor modify any of said leases, nor accept any prepayment of rent other than the usual prepayment as would result from the acceptance by landlord more than fifteen (15) days before the first day of each month for the ensuing month under leases approved by Mortgagee according to the terms of such leases.  The covenants and restrictions of this subsection shall be deemed covenants and restrictions running with the land.

6.1.3        Limitation on Subordinate Lienors.  Mortgagor covenants that Mortgagee of any subordinate lien shall have no right, and shall acquire no right, to terminate or modify any lease affecting the Property whether or not such lease is subordinate to the legal operation and effect of this Mortgage.

6.1.4        Deposit of Rents.  All payments, including security deposits, under any lease received by Mortgagor shall be deemed held by Mortgagor in trust for the payment of the indebtedness secured hereby.  Mortgagor shall deposit in a non-interest bearing account or accounts with Mortgagee all payments (except security deposits made under residential leases, if any) made under all leases, which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor’s business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter.

6.1.5        Assignment of Bankruptcy Awards.  Mortgagor hereby assigns to the Mortgagee any award made hereafter to it in any court procedure involving any of the tenants in any bankruptcy, insolvency or reorganization proceeding in any state or federal court and any and all payments by any tenant in lieu of rent.

6.1.6        Limitation of Liability under Leases.  The Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any lease; and Mortgagor hereby agrees to indemnify the Mortgagee for and to save them harmless from, any and all liability arising from any lease, or this assignment thereof and this assignment shall not place the responsibility for the control, care, management or repair of the Property upon the Mortgagee, nor make said Mortgagee liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, agent, guest, or stranger.

6.1.7        Security Deposits.  Mortgagor shall deposit in an account or accounts with Mortgagee or its designee, under the depository’s standard program for such accounts, all security deposits made under residential leases which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor’s business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter.  All such deposits shall be the continuing responsibility of Mortgagor, and Mortgagor shall comply with all applicable requirements of state and local law where the Property is located.

6.2           Environmental Covenants.

6.2.1        No Substances Present.  Mortgagor hereby represents and warrants to Mortgagee that, after a due and diligent investigation, to the best of its knowledge, there are not now and have never been any materials or substances located on or near the Property that, under federal, state, or local law, statute, ordinance, or regulation, or administrative or court order or decree, or private agreement (collectively, the “Environmental Laws”), are regulated as to use, generation, collection, storage, treatment, or disposal (such materials or substances are hereinafter collectively referred to as “Substances”).  The term “Substances” includes any materials or substances whose release or threatened release may pose a risk to human health or the environment or impairment of property values and shall also include without limitation (i) asbestos in any form, (ii) urea formaldehyde foam insulation, (iii) paint containing lead, (iv) transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls of 50 parts per million or more, and (v) petroleum in any form. Mortgagor further represents and warrants to Mortgagee that the Property is not now being used nor has it ever been used in the past for any activities involving the use, generation, collection, storage, treatment, or disposal of any Substances.  Mortgagor will not place or permit to be placed any Substances on or near the Property except for those Substances that are typically used in the operation of Mortgagor’s business provided the same are in appropriately small quantities and are stored, used, and disposed of properly; or Substances that are approved in writing by Mortgagee.

6.2.2        Acting Upon Presence of Substances.  Mortgagor hereby covenants and agrees that, if at any time (i) Substances are spilled, emitted, disposed, or leaked in any amount; or (ii) it is determined that there are Substances located on, in, or under the Property other than those of which Mortgagee has approved in writing or which are permitted to be used on the Property without Mortgagee’s written approval pursuant to subsection 6.2.1 of this Section, Mortgagor shall immediately notify Mortgagee and any authorities required by law to be notified, and shall, within thirty (30) days thereafter or sooner if required by Mortgagee or any governmental authority, take or cause to be taken, at Mortgagor’s sole expense, such action as may be required by Mortgagee or any governmental authority.  If Mortgagor shall fail to take such action, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid, including all sums advanced or paid in connection with any investigation or judicial or administrative proceeding relating thereto, including, without limitation, reasonable attorneys’ fees, expert fees, fines, or other penalty payments, shall be at once repayable by Mortgagor and shall bear interest at the Default Rate, from the date advanced or paid by Mortgagee until the date paid by Mortgagor to Mortgagee, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby.

6.2.3        Environmental Audits.  Mortgagor, promptly upon the written request of Mortgagee from time to time, shall provide Mortgagee, at Mortgagor’s expense, from time to time with an environmental site assessment or environmental audit report, or an update of such an assessment or report, all in scope, form, and content satisfactory to Mortgagee.

6.2.4        Environmental Notices.  Mortgagor shall furnish to Mortgagee duplicate copies of all correspondence, notices, or reports it receives from any federal, state, or local agency or any other person regarding environmental matters or Substances at or near the Property, immediately upon Mortgagor’s receipt thereof.

6.2.5        Condition of Property.  Mortgagor hereby represents and warrants that there are no wells or septic tanks on the Property serving any other property; no wells or septic tanks on other property serving the Property; no burial grounds, archeological sites, or habitats of endangered or threatened species on the Property; and that no part of the Property is subject to tidal waters; has been designated as wetlands by any federal, state, or local law or governmental agency; or is located in a special flood hazard area.

6.2.6        Environmental Indemnity.

6.2.6.1     Mortgagor shall at all times indemnify and hold harmless Mortgagee against and from any and all claims, suits, actions, debts, damages, costs, losses, obligations, judgments, charges, and expenses, of any nature whatsoever suffered or incurred by Mortgagee, whether as beneficiary of this Mortgage, as mortgagee in possession, or as successor-in-interest to Mortgagor by foreclosure deed or deed in lieu of foreclosure, under or on account of the Environmental Laws or any similar laws or regulations, including the assertion of any lien thereunder, with respect to:

(a)           any discharge of Substances, the threat of a discharge of any Substances, or the presence of any Substances affecting the Property whether or not the same originates or emanates from the Property or any contiguous real estate including any loss of value of the Property as a result of any of the foregoing;

(b)           any costs of removal or remedial action incurred by the United States Government or any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to any Environmental Laws;

(c)           liability for personal injury or property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Property; and/or

(d)           any other environmental matter affecting the Property within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local environmental agency.

Mortgagor’s obligations under this Agreement shall arise upon the discovery of the presence of any Substance, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Substances.

7.             U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed on its behalf and its seal to be hereunto affixed as of the date first above written.

/s/ Brian Conners
Brian Todd Conners, individually

State/Commonwealth of New Jersey

County of Burlington

On this, the 10th day of March, 2011, before me Lisa Viscusi, the undersigned officer, personally appeared Brian Todd Conners known to me (or satisfactorily proven) to be the person(s)  whose name(s) is/are subscribed to the within instrument, and acknowledged that he/she/they executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

/s/ Denise Cascio
Notary Public

EXHIBIT A

PROPERTY DESCRIPTION

EXHIBIT B

PERMITTED ENCUMBRANCES

First mortgage in favor of ING Bank in the original amount of $339,920.00 dated 6/26/03 and recorded 7/19/03 in book 7122 page 5

Second mortgage in favor of Quicken Loans Inc. in the original amount of $90,000.00 dated 6/15/04 and recorded 7/6/04 in book 7504 page 1634 (currently serviced by E*TRADE Bank)

Pari passu mortgages in favor of Susquehanna Bank dated of even date herewith in the original amounts of $1,400,000.00 and $1,250,000.00

SECURITY AGREEMENT - COMMERCIAL

This Security Agreement - Commercial (“Security Agreement”) is executed, made and delivered this 10th day of March, 2011 by , Appliance Recycling Centers of America, Inc. (herein the “Debtor”), whose address is 7400 Excelsior Boulevard, Minneapolis, MN 33426, for the benefit of Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Secured Party”),  whose address is 159 E. High Street, Pottstown, PA 19464.

FOR VALUE RECEIVED, the receipt, adequacy and sufficiency of which are hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

A.            OBLIGATIONS SECURED.  The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following (i) a certain promissory note from ARCA Advanced Processing, LLC, the (“Borrower”) of even date herewith in the original principal sum of Two Million One Hundred Thousand Dollars and No Cents ($2,100,000.00) and payable to the order of Secured Party (the “Note”), and any and all extensions, renewals, modifications and rearrangements thereof; and (ii) any and all other indebtedness, liabilities and obligations whatsoever of Debtor to Secured Party whether direct or indirect, absolutely or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the “Obligations”).  Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter arising.

B.            USE OF COLLATERAL.  Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business, commercial, or other similar purposes.

C.            DESCRIPTION OF COLLATERAL.  Debtor hereby grants to Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable), the following property:

All Equipment.  A security interest in all equipment, now owned or hereafter acquired by Debtor, including all appurtenances and additions thereto, and substitutions therefor and replacement thereof, wheresoever located, including all tools, parts and accessories used in connection therewith and including but not limited to the collateral listed on Exhibit A” attached hereto.

The term “Collateral” as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto, and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself insecure. Secured Party’s rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

D.            REPRESENTATIONS. WARRANTIES AND COVENANTS OF DEBTOR.  Debtor represents and warrants as follows:

1.             Ownership; No Encumbrances.  Except for the security interest (and pledges and assignments as applicable) granted hereby, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

2.             No Financing Statements.  There is no financing statement or similar filing now on file in any public office covering any part of the Collateral except those already disclosed to Secured Party by the pre-closing searches, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing except the pari passu financing statements filed or to be filed in favor of, or assigned or to be assigned on the date hereof to, Secured Party.

3.             Accuracy of Information.  All information furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

4.             Authority.  Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor’s property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

5.             Addresses.  The address of Debtor designated at the beginning of this Agreement is Debtor’s place of business if Debtor has only one place of business; Debtor’s chief executive office if Debtor has more than one place of business; or Debtor’s residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

E.             GENERAL COVENANTS.  Debtor covenants and agrees as follows:

1.             Operation of Collateral.  Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purpose, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

2.             Condition.  Debtor shall maintain, service and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or to otherwise rendered unfit for use, with appropriate replacement parts . Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

3.             Assessments.  Debtor shall promptly pay when due all taxes, assessments, license fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

4.             No Encumbrances.  Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

5.             No Removal.  Except as otherwise provided in this Agreement, Debtor shall not remove the Collateral from the County or counties designated at the beginning of this Agreement without Secured Party’s written consent.

6.             No Transfer.  Except as otherwise provided in this Agreement with respect to inventory,  Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein or offer to do any of the foregoing.

7.             Notices and Reports.  Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor’s financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

8.             Landlord’s Waivers.  Debtor shall furnish to Secured Party, if requested, a landlord’s waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord’s waivers to be in such form and upon such terms as are acceptable to Secured Party.

9.             Additional Filings.  Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to comply with the Minnesota Uniform Commercial Code (or other applicable state laws of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party’s rights to the Collateral.

10.           Protection of Collateral.  Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party’s interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certificate fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party’s rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

11.           Inspection.  Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make copies of or extracts from Debtor’s books and records.

12.           Further Assurances.  Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may request from time to time to protect, assure and enforce Secured Party’s rights and remedies.

13.           Insurance.  Debtor shall have and maintain insurance at all times with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for fifteen (15) days written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance to the Obligations secured hereby whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose from the policies of insurance to prospective insurers regarding the Collateral.

14.           Additional Collateral.  If Secured Party should at any time be of the opinion that the Collateral is impaired or insufficient, or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by messenger or telefax, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

15.           Goods.  Notwithstanding anything to the contrary contained in this agreement, if any Debtor is a “consumer” as defined Regulation AA of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 227, or the Federal Trade Commission Credit Practices Rule, 16 C.F.R. Part 444, as applicable, no lien or security interest created or evidenced by this agreement shall extend to or cover a non-possessory lien or security interest in “household goods,” other than a purchase money lien or security interest, in accordance with such regulations as applicable.

F.             ADDITIONAL PROVISIONS REGARDING ACCOUNTS.  The following provisions shall apply to all accounts included within the Collateral:

1.             Definitions.  The term “account”, as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Minnesota in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Minnesota to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

2.             Additional Warranties.  As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to such and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale or lease of goods sold or leased and delivered to, or out of and for services therefore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owning except for normal cash discounts and is not subject to any set-offs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

3.             Collection of Accounts.  Secured Party shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all Commercial paper given in payment or part payment thereof, and in Secured Party’s discretion to file any claim or take any other action or proceeding that Secured Party, may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or which have been pledged or assigned to Secured Party as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission of Secured Party and its officers, directors, employees or agents, should Secured Party elect to collect any account or take any possession of any Collateral.

4.             Identification and Assignment of Accounts.  Upon Secured Party’s request, whether before or after default, Debtor shall take such action and execute and deliver such documents as Secured Party may request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party’s interest in same. Without limitation of the foregoing Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtors books and records to reflect such security interests, pledges and assignments, and forthwith to transmit to Secured Party in the form received by Debtor any and all proceeds of collection of such accounts.

5.             Account Reports.  Debtor will deliver to Secured Party, as Lender may require, a written report in form and in content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting any account.

6.             Segregation of Returned Goods.  Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly, even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

7.             Right of Off-Set.  Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest and contractual right of off-set in all such deposits, sums, securities and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply to set-off such deposits or other sums against the Obligations at any time in the case of Debtor,  but only with respect to matured liabilities in case of the endorsers, guarantors, or sureties of any of the Obligations.

G.            ADDITIONAL PROVISIONS REGARDING INVENTORY.  The following provisions shall apply to all inventory included within the Collateral:

1.             Inventory Reports.  Debtor will deliver to Secured Party as Secured Party may require, on such frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtors opening inventory, inventory acquired, inventory sold, inventory leased, inventory returned, inventory used in Debtor’s business, closing inventory, any other inventory not within the preceding categories and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss of depreciation.

2.             Location of Inventory.  Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this Agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the places of business shown below, as modified by any written notices given pursuant hereto.

3.             Uses of Inventory.  Except as set forth in the loan agreement, unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor’s business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may lease or sell that part of the Collateral consisting of inventory provided that all such leases and sales are in the ordinary course of business, and use and consume any raw materials or supplies that are necessary in order to carry on Debtor’s business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

4.             Accounts as Proceeds.  All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

5.             Protection of Inventory.  Debtor shall take all action necessary to protect and preserve the inventory.

6.             Assignment of Rents and Leases.  Debtor hereby assigns to Secured Party all rents and other benefits derived or to be derived from leases (“Leases”) of the inventory now or hereafter existing or entered into, together with all guarantees, amendments, modifications, extensions and renewals thereof (the “Rents”). Prior to a foreclosure by Secured Party of any lien or security interest which Secured Party may now or hereafter hold covering the inventory, this Assignment of Rents is not intended to, and shall not, constitute payment to Secured Party, unless Secured Party terminates Debtor’s license to collect the Rents, and then it shall constitute payment only to the extent that prior to foreclosure the Rents are actually received by Secured Party as opposed to constituting a portion of the voluntary payments of principal and interest on the indebtedness evidenced and secured hereby, and are not used for the operation, maintenance or repair of the inventory, or for the payment of costs and expenses in connection therewith. Except as otherwise provided herein, Secured Party shall have the absolute right, power and authority to take any and all actions which Secured Party deems necessary or appropriate in connection with taking possession of the inventory, leasing all or any part of the inventory, collecting all or any of the Rents and enforcing the rights of the lessor under any of the leases, including without limitation, bringing, prosecuting, defending or settling legal proceedings against lessees of the inventory. Notwithstanding anything herein to the contrary, Secured Party shall not be obligated to perform or discharge, and Secured Party does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the inventory upon Secured Party, or for any dangerous or defective condition of the Inventory, or for any negligence in the arrangement, upkeep, repair, or control of the inventory. Debtor shall retain a revocable license to collect and receive the Rents as the agent of Secured Party, and to retain, use and enjoy such Rents, provided that such revocable license ipso facto terminate without further action by Secured Party and without notice to Debtor upon the occurrence of any default or event of default as defined in any note, deed of trust, security agreement, guaranty, financing statement, fixture filing or other loan documents given to Secured Party by Debtor or any other party in connection with any indebtedness or obligation of Debtor to Secured Party.

7.             Leased Inventory.  Debtor shall (a) observe and perform faithfully every obligation which Debtor is required to perform under the Leases; (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the lessees under the Leases; (c) not collect any Rents in advance of the time when the same shall be due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to two (2) months Rent; (d) at the request of Secured Party, deliver copies of Leases to Secured Party; and (e) appear and defend against, at Debtor’s sole cost and expense, any action or proceeding arising under, and in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, lessee or guarantors thereunder.

H.            [INTENTIONALLY OMITTED]

I.              [INTENTIONALLY OMITTED]

J.             EVENTS OF DEFAULT.  Debtor shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligations; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any of obligation of Debtor whether to Secured Party or to others; (iii) any representation or warranty made by Debtor and/or others to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of or, if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor, or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of Debtors by or against, the Debtor, or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor, or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations, or (ix) the Secured Party in good faith believes that the prospect of repayment or performance of the Obligations or any of the covenants, agreements or other duties under any writing executed in connection herewith is impaired.

K.            REMEDIES.  Upon the occurrence of an Event of Default, or if Secured Party deems payment or performance of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

1.             Declare Obligations Due.  Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor, the Borrower and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

2.             Remedies.  Secured Party shall have all of the rights and remedies provided for in this Agreement and any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of Minnesota, and any and all rights and remedies at law or in equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risks; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances, with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

3.             Expenses.  Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, and proving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured and entitled to the benefits of this Agreement.

4.             Proceeds; Surplus; Deficiencies.  Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party’s expenses and other Obligations and in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds.

5.             Remedies Cumulative.  The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights of remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedy or without waiving any other prior or subsequent default.

L.            RELINQUISHMENT OF CERTAIN DEFENSES.  Regarding the enforcement of the security interests and covenants and agreements contained in this Agreement to secure payment of the Obligations, the Debtor covenants and agrees as follows:

1.             Secured Party’s right of recovery against the Collateral for the Obligations shall be determined as if Debtor were a primary obligor for the payment of the Obligations regardless of whether or not Debtor is in fact primarily liable for all or any part of the Obligations. Debtor specifically agrees that it shall not be necessary or required, in order to enforce the remedies under this Agreement, that the Secured Party have made demand for payment upon the Borrower or any other person or entity liable for any portion of the Obligations or have made protest thereof or have given notice to the Borrower or any other party liable thereon of maturity or nonpayment of the Obligations.

2.             The Debtor specifically waives any notice of acceptance of this Agreement by the Secured Party and of the creation, advancement, existence, extension, renewal, modification, consolidation, the rearrangement from time to time of the Obligations, the increase from time to time in the principal amount thereof, the increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time or any other indulgence may be granted with respect thereto by the Secured Party at its will or as may be agreed by the Borrower without notice to or further consent by the Debtor, at any time or times.

3.             The Debtor agrees that: (i) no renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; (ii) no increase in the principal amount of any of the Obligations; (iii) no increase or reduction of the rate of interest thereon; (iv) no release, withdrawal, substitution, surrender, subordination, exchange, deterioration, waste or other impairment of any security or collateral or guaranty now or hereafter held by the Secured Party for payment of the Obligations, or of any part thereof; (v) no release of the Borrower, any guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof; and (vi) no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor or under this Agreement shall in any manner impair, diminish or affect the rights of the Secured Party or the liability of the Debtor hereunder. The Debtor specifically agrees that it shall not be necessary or required, and that the Debtor shall not be entitled to require, that the Secured Party mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Obligations, or make any effort at collection of the Obligations from the Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collections of the Obligations from any such other party, or exercise or assert any other right or remedy to which the Secured Party is or may be entitled in connection with the Obligations or any security or collateral or other Agreement therefor, or assert or file any claim against the assets or estate of the Borrower or any guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Debtor under this Agreement or requiring payment of the Obligations by the Debtor hereunder, or at any time thereafter. The Debtor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by the Secured Party as security for the Obligations, or any part thereof, and agrees that the Secured Party shall have no duty insofar as the Debtor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of the Secured Party, except as the Secured Party shall determine in its sole discretion. The Debtor specifically agrees that Debtor shall not have any recourse or action against the Secured Party by reason of any action the Secured Party may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or collateral or any Guaranty at any time existing therefor.

4.             The Debtor agrees to the terms, provisions and conditions of the Note and other instruments evidencing the Obligations and of any renewal, modification, consolidation or rearrangement thereof or other agreements which may have been or may hereafter be executed by the Borrower from time to time evidencing or in connection with the Obligations or any part thereof, and agrees that the Debtor’s liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any term, provision or condition of such Note or other agreement or by the failure, refusal or omission of the Secured Party to enforce or observe any of same or any forbearance or compromise made by the Secured Party or any action taken or omitted to be taken by the Secured Party pursuant thereto or in connection therewith. The Debtor, by the execution and delivery of this Agreement agrees, represents, warrants and acknowledges that Debtor shall be bound by the provisions of any Agreement and Security Agreement and any Environmental Certificate and Agreement of even date herewith, from the Borrower to the Secured Party and which purport to be applicable to Debtor to the same extent and with the same effect as if Debtor had executed and delivered such document to the Secured Party. In that connection, the Debtor agrees that the provisions of this Paragraph shall survive any exercise of the power of sale granted in any instrument securing the Obligations, any foreclosure of the liens created by any of the instruments securing the Obligations, any conveyance in lieu of any such foreclosure, the repayment of the Obligations, and the discharge and release of all liens, rights and interests securing payment of the Obligations.

5.             The Debtor absolutely and unconditionally covenants and a agrees that: (i) in the event that the Borrower does not or is unable to pay or perform the Obligations for any reason including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar proceedings affecting the status, composition, identity, existence, assets or Obligations of the Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceedings; and/or (ii) if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith) is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of the Borrower, or any instrument evidencing any of the Obligations is forged or otherwise irregular), then in any such case the Debtor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect the Debtor’s liabilities hereunder.

6.             Should the status, composition, structure or name of the Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Agreement shall continue and also cover the Obligations and Obligations of the Borrower under the new status, composition structure or name according to the terms hereof. If the Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom or termination of any ownership interest therein owned, by any general or limited partner of such partnership shall alter, limit, terminate, excuse or modify the Debtor’s liabilities set forth in this Agreement.

7.             In the event any payment from the Borrower to the Secured Party is held to constitute a preference under the bankruptcy laws, or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Borrower to the Secured Party shall not constitute a release of the Debtor from any liability hereunder, and this Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.             At all times while any or all of the Obligations are now or hereafter secured in whole or in part, the Debtor agrees that the Secured Party may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by the Debtor, and without in anywise impairing, diminishing or releasing the liability of the Debtor hereunder.

9.             The Debtor waives marshalling of assets and liabilities, sale in inverse order of alienation, and all defenses given to sureties or Debtors at law or in equity other than actual payment of the Obligations and performance of the actions constituting the Obligations, including, but not limited to, any rights pursuant to the laws of Minnesota. The failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower or any other person primarily or secondarily liable for the Obligations or of any other or others shall not affect the liability of Debtor hereunder.

M.           OTHER AGREEMENTS.

1.             Savings Clause.  Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor Debtor’s heirs, legal representatives, successors or assigns or any other party liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

2.             Joint and Several Responsibility.  If this Security Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

3.             Waivers.  Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waived demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other notice whatsoever.

4.             Severability.  Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the minimum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

5.             Use of Copies.  Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.  All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

6.             Authorization to File Financing Statements.  The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.  The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

7.             Notices.  Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States mail, postage pre-paid, addressed to Debtor at the address of the Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

8.             Headings and Gender.  Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be or such gender of number as the circumstances require.

9.             Amendments.  Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

10.           Binding Effect.  The provisions of this Security Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

11.           Governing Law.  This Security Agreement shall be governed by the law of Minnesota and applicable federal law.

13.           Statute of Frauds.  THIS COMMERCIAL SECURITY AGREEMENT, THE LOAN AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR IN THE LOAN AGREEMENT, OR EXECUTED IN CONNECTION WITH OR ATTACHED TO THE LOAN AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

13.          U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No

Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first written above.

DEBTOR

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

EXHIBIT A

See attached list of equipment

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Appliance Recycling Centers of America, Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Appliance Recycling Centers of America, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Minnesota. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 7400 Excelsior Boulevard, Minneapolis, MN 53426. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                               , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of Appliance Recycling Centers of America, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Edward Cameron	President	Y	/s/ Edward R. Cameron

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                         .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Edward R. Cameron
Edward Cameron, President

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Safe Disposal Systems, Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Safe Disposal Systems, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Pennsylvania. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                          , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of Safe Disposal Systems, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	President/Secretary	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                                   .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Brian Conners
Brian Conners, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

AFFIDAVIT

RE:  $2,100,000.00 LIFE INSURANCE

I, Brian Conners, have life insurance in the amount of $2,100,000.00, as evidenced by Policy No. Guardian Life Insurance Company Policy No. 6417978.  Within sixty (60) days from today’s date, I shall provide to Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (“Lender”) if not already provided, the actual original life insurance policy(ies) and/or recorded collateral assignment(s).  I recognize that my failure to provide the original life insurance policy(ies) and recorded collateral assignment(s) will constitute a default under the loan documents unless I take all reasonable steps to obtain comparable coverage.

I further certify, as an additional inducement for Susquehanna Bank to make the loan, that the policy referenced herein is in full force and effect, is current on its premium payments, has not been assigned to any other creditor(s) and that there are no other liens of any type whatsoever against the policy except the pari passu liens of Susquehanna Bank.

I understand that Susquehanna Bank is relying on the representations set forth in this Affidavit in the making of the loan and that any false statements contained herein or any failure to comply with the undertakings set forth above shall entitle the Lender to pursue any and all remedies to which it is entitled under the loan documents or applicable law, including, but not limited to acceleration of the indebtedness.

/s/ Brian Conners
Brian Conners

Sworn to and subscribed
before me this 10th day
of March, 2011.

/s/ Denise Cascio
Notary Public

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

S.D.S. Service Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is S.D.S. Service Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Pennsylvania. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                          , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of S.D.S. Service, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	President/Secretary	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                               .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Brian Conners
Brian Conners, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

ARCA Advanced Processing, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is ARCA Advanced Processing, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Minnesota. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                                  at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of ARCA Advanced Processing, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	Chief Manager	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                          . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

/s/ Brian Conners
Brian Conners, Chief Manager

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

4301 Operations, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is 4301 Operations, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                                 at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of 4301 Operations, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	Director	Y	/s/ Brian Conners

James Ford	Director	Y	/s/ James Ford

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                          . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:
/s/ Brian Conners
Brian Conners, Director

/s/ James Ford
James Ford, Director

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

Scarabee Holdings, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is Scarabee Holdings, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of New York. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 51 Willard Avenue, Pocantino Hills, NY 10591. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                           at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of Scarabee Holdings, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

James Ford	Manager	Y	/s/ James Ford

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                           . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:
/s/ James Ford
James Ford, Manager

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

ASSIGNMENT OF LEASE

(Tenant’s Interest)

THIS ASSIGNMENT OF LEASE (“Assignment”) is made on 03/10/11 by ARCA Advanced Processing, LLC (“Assignor”) whose address is 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137 to Susquehanna Bank, a Pennsylvania state-chartered banking corporation (“Assignee”) whose address is 159 E. High Street, Pottstown, PA 19464.

1.             Definitions.

“Lease”:  Lease agreement, including all modifications, extensions and renewals, dated June 18, 2010 by and between Assignor as tenant and Delaware Ave, LLC (“Landlord”) of the Property.

“Loan Agreement”:  The Small Business Administration Authorization dated December 23, 2010 between The United States Small Business Administration and Assignee and the Loan Agreement dated of even date herewith between Assignor and Assignee.

“Loan Documents”:  The Note, the Loan Agreement and any loan documents relating to or securing the Note.

“Note”:  The promissory note dated of even date herewith in the original principal amount of $2,100,000.00 delivered to Assignee by Assignor.

“Property”:  The leasehold interest in the real estate commonly known as 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137 .

“Indebtedness”: All amounts outstanding at any time under the Note and Loan Documents.

All other capitalized terms used herein, unless otherwise specified, shall have the same meaning ascribed to them in the Loan Agreement.

2.             Assignment.  Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, convey, and deliver unto Assignee all of Assignor’s right, title and interest in the Lease.  To have and to hold the same unto Assignee, its successors and assigns, until termination of this Assignment as hereinafter provided.

3.             Collateral Assignment.  The parties intend that this Assignment shall be a collateral assignment of the Lease.  Assignee shall not exercise its rights under this Assignment until the occurrence of an Event of Default (as defined in Paragraph 10).  Such assignment and grant shall continue in effect until the Indebtedness is paid in full.

4.             Consideration.  This Assignment is made for and in consideration of the loan made by Assignee to Assignor as set forth in the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

5.             Indemnity.  Assignor agrees to pay and protect, and indemnify and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) to which Assignee may become exposed, or which Assignee may incur, in connection with the Lease or in exercising its rights under this Assignment.

6.             Performance of Lease Covenants.  Upon the occurrence of a default by Assignor under the Lease, Assignee may, at its option, perform any Lease covenant for and on behalf of Assignor, and all monies expended in so doing shall be chargeable to Assignor and added to the outstanding principal balance of the Loan and shall be immediately due and payable.

7.             Representations and Warranties.  Assignor represents and warrants:

(a)   The Lease is in full force and effect and has not been modified;

(b)   There are no defaults, defenses or setoffs of either landlord or Assignor under the Lease nor, to the best of Assignor’s knowledge, is there any fact which, with the giving of notice or lapse of time or both, would constitute a default under the Lease;

(c)   The sole ownership of the entire tenant’s interest in the Lease is vested in Assignor and the Lease has not been otherwise assigned or pledged; and

(d)   All rents due to date have been paid.

8.             Covenants and Agreements.  Assignor hereby covenants and agrees as follows:

(a)  Assignor shall comply with and perform in a complete and timely manner all of its obligations as tenant under the Lease.  Assignor shall give notice to Assignee of any default by Assignor under the Lease in such time to afford Assignee an opportunity to cure any such default prior to the landlord having any right to terminate the Lease.  Assignor shall also provide Assignee with notice of the commencement of an action of ejectment or any summary proceedings for dispossession of the Assignor under the Lease;

(b)  Assignor shall furnish promptly to Assignee a certified copy of the Lease. Assignee shall have the right to notify landlord at any time and from time to time of any provision of the Loan Documents;

(c)  Assignor shall not permit the Lease to be modified, terminated, extended or renewed without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed;

(d)  Assignor shall not without the prior written consent of Assignee: (i) perform any act or execute any other instrument which might interfere with the exercise of Assignee’s rights hereunder; or (ii) execute any assignment, pledge or other encumbrance of the Lease; and

(e)  Assignee may assign its right, title and interest in the Lease and any subsequent assignee shall have all of the rights and powers provided to Assignee by this Assignment.

9.             No Obligation.  This Assignment shall not be deemed to impose upon Assignee any of the obligations or duties of the Assignor provided in any Lease.  Assignor hereby acknowledges and agrees: (i) Assignor is and will remain liable under the Lease to the same extent as though this Assignment had not been made; and (ii) Assignee has not by this Assignment assumed any of the obligations of Assignor under the Lease, except as to such obligations which arise after such time as Assignee shall have exercised its rights under this Assignment and assumed Assignee’s obligations under the Lease.  This Assignment shall not make Assignee responsible for the care or repair of the Property or any personal property or for the carrying out of any of the terms of the Lease.  Assignee shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm, or corporation in or about the Property.

10.           Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Assignment:

(a)  failure of Assignor to pay when due any of the Indebtedness, including any payment due under the Note; or

(b)  failure of Assignor to strictly comply with Sections 8(a) and (c) of this Assignment; or

(c)  breach of any covenant (other than those covenants set forth in subsections (a) and (b) above), representation or warranty set forth in this Assignment which is not cured within ten (10) days after notice; provided, however, if such breach cannot by its nature be cured within ten (10) days, and Assignor immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical; or

(d)  the occurrence of an Event of Default under any other Loan Documents.

11.           Remedies.  Upon the occurrence of an Event of Default, then, without notice to, or the consent of, Assignor, Assignee shall be entitled to exercise all of the rights and remedies contained in this Assignment or in any other Loan Document or otherwise available at law or in equity.  The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of, but are in addition to, any other rights or remedies which Assignee may have under the Loan Documents, at law or otherwise.

12.           Power of Attorney.  Upon the occurrence of an Event of Default, Assignee shall have the right (and Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, which power is coupled with an interest, to do so) to demand, receive and enforce Assignor’s rights with respect to the Lease, and to do any and all acts in the name of Assignor or in the name of Assignee with the same force and effect as Assignor could do if this Assignment had not been made.

13.           Defense.  Assignor shall at all times diligently enforce its rights in, under and to the Lease, unless otherwise directed by Assignee in writing, and shall, at Assignor’s sole cost and expense, appear in and defend Assignee in any action or proceeding in any way connected with the Lease or this Assignment, and shall pay all reasonable costs and expenses, including, without limitation, attorneys’ fees, which Assignee may incur in connection with Assignee’s appearance, voluntarily or otherwise, in any such action or proceeding.

14.           No Waiver.  The exercise of any rights under this Assignment by Assignee shall not cure or waive any Event of Default hereunder or under any of the other Loan Documents.  Failure of Assignee to avail itself of any of the terms of this Assignment for any period of time or for any reason shall not constitute a waiver of the Assignment.

15.           Notices.  Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as first set forth above and shall be effective (i) when actually delivered, (ii) when deposited with a nationally recognized overnight courier or (iii) when deposited in the United States Mail, first class, certified or registered, postage prepaid.  Any party may change its address for notices under this Assignment by giving written notice to the other party as set forth above.

16.           Applicable Law.  This Assignment shall be governed by and shall be construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to conflicts of law principles.  This Assignment shall be binding upon the parties hereto and their respective heirs, successors and assigns, and may not be modified, amended or altered except by writing signed by each of the parties hereto.

[signature page to follow]

IN WITNESS WHEREOF, Assignor has executed this Assignment or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

ASSIGNOR:

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

ENVIRONMENTAL INDEMNITY AGREEMENT

This Agreement is made on 03/10/11, by and between Susquehanna Bank,. a Pennsylvania state-chartered commercial banking corporation (“Lender”) and ARCA Advanced Processing, LLC (“Borrower”) and Appliance Recycling Centers of America, Inc., Safe Disposal Systems, Inc., 4301 Operations, LLC, S.D.S. Service Inc., Scarabee Holdings, LLC, Brian Conners and James Ford (“Guarantor”) (hereinafter individually and/or collectively the “Indemnitor”).

RECITALS

A.            Borrower desires to obtain a loan from Lender in the principal sum of $2,100,000.00 (the “Loan”) as evidenced by that certain Promissory Note dated 03/10/11, a Loan Agreement, and other supporting collateral documents (the “Loan Documents”).

B.            Indemnitor is or will be the owner and/or operator of certain real property commonly known as 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137 and 8 Oak Hollow Drive, Voorhees, New Jersey 08043 (the “Subject Property”).  Indemnitor agrees that the Subject Property does not contain any contamination caused by any Hazardous Substance(s) (as defined within this Agreement) above action levels defined in any Environmental Laws.

C.            In order to induce Lender to make the Loan to Borrower, the Subject Property is offered as security for the Loan.

D.            In order for Lender to accept the Subject Property as security for the Loan, Lender requires that Indemnitor provide assurances the Subject Property is, and will remain, clear of hazardous levels of toxic contaminants, including but not limited to asbestos, PCB’s, chlorinated hydrocarbons, petroleum products, pesticides and heavy metals (“Hazardous Substances”) as defined by the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”) or any federal, state or local environmental laws, rules or regulations (collectively referred to as “Environmental Laws”).

Therefore, in consideration of the mutual covenants and promises contained herein and in the Loan Documents, the Indemnitor hereby agrees to the following:

1.             Borrower agrees, prior to disbursement of the Loan, to submit to Lender if required, a copy of a recent report prepared by a qualified, impartial consultant, satisfactory to Lender, verifying that the Subject Property offered as collateral has been tested and found clear of Hazardous Substances above action levels defined in any Environmental Laws.

2.             Indemnitor represents that the Subject Property does not contain and will not be used to generate, manufacture, refine, transport, treat, store, handle or dispose of Hazardous Substances or other toxic materials unless said actions are conducted pursuant to and in compliance with Environmental Laws and/or the conditions of a permit issued by the appropriate federal or state governmental authorities.  At the time Borrower submitted its application for the Loan, Borrower was and shall continue to be in compliance with all Environmental Laws.

3.             Indemnitor warrants that after due and diligent inquiry, to the best of Indemnitor’s knowledge, the following statements are true and correct:

a.  There has not been any summons, citation, directive, letter or other communication, written or oral, from any agency or department of any municipal, county, state or the U.S. Government (collectively “Governmental Agency”) concerning any intentional or unintentional action or omission on the part of Borrower or any previous owner or operator of the Subject Property, which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping (“Discharge”) of any Hazardous Substances into the air, land or waters above acceptable levels as established by any Governmental Agency.

b.  As a result of the past or present use of the Subject Property, there is no unremedied damage known to have occurred to the air, lands, waters, fish, shellfish, wildlife, biota or any other resource owned, managed, held in trust, or otherwise controlled by the state in which Subject Property is located.

4.             Indemnitor agrees not to cause or permit to exist, as a result of an intentional or unintentional act or omission on its part, a Discharge of any Hazardous Substances into the air, waters, or lands within, under or outside the Subject Property, where damage may result to the air, lands, water, fish, shellfish, wildlife, biota and other resources unless

Discharge is pursuant to and in compliance with the conditions of a permit issued by the appropriate Governmental Agency.

5.             Borrower agrees to submit to Lender, should Lender in its discretion deem such is required, not more than once a year, an updated report prepared by a qualified impartial consultant, satisfactory to Lender, verifying that the Subject Property remains clear of hazardous levels of contaminants.  If Borrower fails to provide such a report within thirty (30) days of request by Lender, Lender has the right, but is not required, to order such a report at Borrower’s expense.

6.             In the event that said report indicates that the Subject Property is not clear of hazardous levels of toxic contaminants, Lender will provide written notice to Indemnitor requiring correction of the condition within 30 days, or such reasonable additional time period as Lender may determine in its sole discretion.

7.             In the event that Indemnitor fails to correct the condition to the satisfaction of Lender within the period of time stated in the notice, Lender may, with the concurrence of the U.S. Small Business Administration, declare a default of the loan under the terms and conditions contained in the Loan Documents.

8.             At all times Indemnitor agrees to immediately notify Lender should Indemnitor become aware of (i) any toxic contaminants or other environmental problem or liability with respect to the Subject Property, or (ii) any lien, action or notice from any Governmental Agency concerning Hazardous Substances on the Subject Property.  Indemnitor shall, at its own cost and expense, take all actions as shall be necessary or advisable for the clean-up of the Subject Property, including all remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender).  Indemnitor shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative, and enforcement costs which may be asserted against the Subject Property or the owner or operator thereof by any Governmental Agency.

9.             Borrower acknowledges that Lender is relying on this Agreement in making the Loan, and Borrower, Indemnitor and its principals as individuals agree to indemnify and hold harmless Lender, its agents, and assigns from and against any damages, cost, liability or expense, including attorney and other professional fees, directly or indirectly attributable to the presence of Hazardous Substances, on or under the Subject Property or adjoining real property and based upon claims assertable by any Governmental Agency or other third parties against Lender or its assigns.

10.           This indemnification will specifically survive, and is entirely independent of the Borrower’s contractual obligation to repay the primary obligation held by Lender as amended, extended or renewed by Lender and release of Lender liens on Indemnitor’s real or personal property by payment, foreclosure or other action including Lender’s discretionary abandonment of lien.

11.           Those liabilities, losses, claims, damages and expenses for which Lender is indemnified shall be reimbursable to Lender as Lender’s obligations to make payments with respect thereto are incurred, notwithstanding any litigation, claim or other proceeding.  Indemnitor shall pay such liability, losses, claims, damages and expenses to Lender as incurred within thirty (30) days after notice from Lender itemizing the amounts incurred to the date of such notice.  In addition to any remedy available for failure to periodically pay such amounts, such amounts shall thereafter bear interest at the maximum rate permitted by law.

12.           Indemnitor waives any execution of this Environmental Indemnity Agreement by Lender.  The failure of Lender to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Lender, nor excuse Indemnitor from its obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by Lender.  Any waiver of any provision herein by Lender shall not be deemed a continuing waiver thereof.  Any waiver of any part or provision herein shall not be deemed a waiver of any other part or provision herein whereas said other parts and provisions of the within Agreement shall remain in full force and effect.  This Agreement is subject to enforcement at law and/or equity, including actions for damages and/or specific performance.

[signature page to follow]

LENDER:		INDEMNITOR:
Susquehanna Bank		ARCA Advanced Processing, LLC

By:	/s/ Lisa Viscusi	By:	/s/ Brian Conners
	,		Brian Conners, Chief Manager

Appliance Recycling Centers of America, Inc.

		By:	/s/ Edward R. Cameron
Edward Cameron, President

Safe Disposal Systems, Inc.

		By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

		By:	/s/ Brian Conners
Brian Conners, Director

		By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

		By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

		By:	/s/ James Ford
James Ford, Manager

/s/ Brian Conners
Brian Conners, individually

/s/ James Ford
James Ford, individually

CLOSING CERTIFICATION

POST_CLOSING COMPLIANCE AND DOCUMENT CORRECTION AGREEMENT

AND

LIMITED POWER OF ATTORNEY

In consideration of the loan made by Susquehanna Bank, a Pennsylvania state-chartered banking corporation (the “Lender”) to ARCA Advanced Processing, LLC (the “Borrower”) in the amount of $2,100,000.00 (the “Loan”) and to induce the Lender to make the Loan, the undersigned do(es) hereby represent, certify, covenant, and agree as follows:

1.             If any properties pledged as collateral are designated by the Federal Government as falling within the boundaries of a special flood hazard area and Federal Flood Insurance becomes available, the undersigned will purchase and maintain such insurance in the amounts and coverage equal to the lesser of (a) the insurable value of the property, or (b) the maximum limit of coverage available at subsidized rates during the life of the Loan.  Borrower(s) and/or Guarantor(s) will not be eligible for any future flood disaster assistance if this flood insurance is not maintained.

2.             No life insurance in addition to the amount specified in the Loan documents is to be purchased by the Borrower(s) and/or Guarantor(s) for this Loan and no current policy collaterally assigned or to be collaterally assigned to Lender will be converted until the Loan is fully paid without prior written approval of the Lender.  In addition, the undersigned agree(s) to provide any and all insurance forms and financial statements requested by Lender, including, without limitation: (a) business financial statements for Borrower, along with annual tax returns; (b) annual personal financial statements and tax returns for Guarantor(s); (c) annual property tax receipts; and (d) hazard insurance policy/ies covering collateral pledged to Susquehanna Bank.

3.             As of this date, there have been no unremedied adverse changes in the Borrower(s) or Guarantor(s) financial condition, organization, operations or fixed assets and there are no outstanding tax liabilities owed as of this date, including, but not limited to the following:  Federal, State & Local income and other taxes, since the loan application was submitted to Lender.

4.             F.I.C.A. and Withheld Income Tax of the Borrower are currently being deposited on a regular basis.  All other payroll taxes are paid or deposited quarterly.  The undersigned hereby certifies that Borrower is current on all Federal and State taxes, including, but not limited to, income taxes, payroll taxes, real estate taxes, and sales taxes, and that all future taxes will be paid when due.

5.             All insurance, licenses, permits and/or other approvals necessary to lawfully operate the Borrower’s/s’ business have been obtained or have been applied for and will be obtained.  To the extent that it may later be determined that any additional insurance, licenses, permits and/or other approvals may be required, the undersigned will immediately secure them and forward copies to Lender once they have been obtained.

6.             (a)           In consideration of Lender disbursing funds for the closing of the Loan secured by the Property being encumbered, and regardless of the reason for any loss, misplacement, or inaccuracy in any loan documentation, the undersigned agree(s) as follows:  If any document is lost, misplaced, misstated or inaccurately reflects the true and correct terms and conditions of the Loan, upon request of the Lender, the undersigned will comply with Lender’s request to execute, acknowledge, initial and deliver to Lender any documentation Lender deems necessary to replace or correct the lost, misplaced, misstated or inaccurate documents.  All documents Lender requests of Borrower(s) and/or Guarantor(s) shall be referred to as “Replacement Documents.”  The undersigned agree(s) to deliver the Replacement Documents within ten (10) days after receipt by the undersigned of a written request for such replacement.  The undersigned also agree(s) that upon request the undersigned will supply additional amounts and/or pay to Lender any additional sum previously disclosed to Borrower(s) and/or Guarantor(s) for any cost or fee associated with the Loan, which for whatever reason it was not collected at closing (“Additional Fees”).

(b)           Any request under this Agreement may be made by the Lender (including assignees and persons acting on behalf of the Lender) and shall be prima facie evidence of the necessity for same.  A written statement addressed to the undersigned, or any of them at the address indicated in the Loan documentation shall be considered conclusive evidence of the necessity for Replacement Documents.

(c)           Failure or refusal by the undersigned to comply with the terms of the correction request shall constitute a default under the note and/or mortgage/deed of trust, and shall give Lender the option of declaring all sums secured by the Loan documents immediately due and payable.

(d)           If Failure or refusal by the undersigned to execute, acknowledge, initial and deliver the Replacement Documents or provide the Replacement Documents or Additional Fees to Lender more than ten (10) days after being requested to do so by Lender and understanding that Lender is relying on these representations, Borrower(s) agrees to be liable for any and all loss or damage which Lender reasonably sustains thereby, including, but not limited to all reasonable attorney’s fees and costs incurred by Lender.

7.             LIMITED POWER OF ATTORNEY.  Notwithstanding the foregoing paragraph, the undersigned, for and in consideration of the approval, closing and funding of the Loan, hereby grant(s) to Lender a LIMITED POWER OF ATTORNEY to correct and/or re-execute or initial documents containing typographical or clerical errors discovered in any or all of the closing documentation required to be executed by the undersigned at settlement or during the Loan approval process, including, but not limited to:

(a)           Errors with the Borrower(s)’ or Guarantor(s)’ name(s) including, but not limited to wrong or misspelled names;

(b)           Errors with the property address including, but not limited to, wrong or misspelled street, city or town names, incorrect house or street numbers or zip codes;

(c)           Errors in the legal description for the property;

(d)           Errors with the applicable county name, including wrong or misspelled county names; and

(e)           Errors related to the date of documents, including wrong or incomplete dates.

In the event the Limited Power of Attorney granted pursuant to this section is exercised, Lender will notify the undersigned and will provide a copy of the document(s) executed, initialed and/or corrected on their behalf.  The Power of Attorney granted herein is limited to the rights set forth herein and may not be used to increase the interest rate of the Loan, alter the term of the Loan, increase the outstanding principal balance of the Loan or increase the monthly principal and interest payment under the Loan.  The undersigned acknowledge(s) that the grant of the Limited Power of Attorney set forth herein is in exchange for good and valuable consideration and is intended to be coupled with an interest, and the undersigned do(es) hereby make and declare this Limited Power of Attorney to be irrevocable by the undersigned, or otherwise, renouncing all right to revoke this power or to appoint any other person to perform any of the acts enumerated herein.

8.             The undersigned have read all of the Loan documents relating to the Loan and understand(s) the meaning and content of said Loan documents.

9.             The undersigned understand that the Loan documents constitute the entire agreement between Borrower(s) and Lender and that no agent or representative of Lender has made any statement, agreement or representation, either oral or written, in connection with the Loan that would modify, add to or change the terms and conditions set forth in the various documents executed in conjunction with this transaction. It is the intention of both the Lender and the undersigned that the following Disclaimer be incorporated by reference into each of the Loan Documents so executed for this transaction.

“THIS WRITTEN LOAN AGREEMENT

REPRESENTS THE FINAL AGREEMENT

BETWEEN THE PARTIES

AND SHALL NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS

OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL

AGREEMENTS BETWEEN THE PARTIES.”

10.           The undersigned understand and acknowledge that the representations made herein are material to Lender’s decision to close and fund the Loan and that Lender is relying upon these representations in connection with the making of the Loan.  The undersigned further acknowledge and understand that the obligations enumerated herein shall survive closing and that any failure to comply with the obligations as set forth herein shall constitute a default under the Loan documents, entitling Lender to pursue any and all remedies set forth in the Loan documents, including, but in no way limited to acceleration of the indebtedness.

11.           Any documents required to be delivered to Lender shall be delivered to the offices of Susquehanna Bank, 159 E. High Street, Pottstown, Pennsylvania 19464, Attn: Loan Servicing.

12.           This agreement will survive the closing of the Loan, and inure to the benefit of Lender’s successors and assigns and binding upon the heirs, successors and assigns of Borrower(s).

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be executed as of the date set forth herein.

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

/s/ Brian Conners
Brian Conners, individually

/s/ James Ford
James Ford, individually

Date: 03/10/11

U.S. Small Business Administration NOTE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Date	03/10/11

Loan Amount	$1,400,000.00

Interest Rate	Prime Rate plus 2.75%

Borrower	ARCA Advanced Processing, LLC

Operating Company	N/A

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

1.                                       PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of One Million Four Hundred Thousand Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.                                       PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The interest rate on this Note will fluctuate.  The initial interest rate is 6.00% per year.  This initial rate is the Prime Rate in effect on the first business day of the month in which SBA received the loan application, plus 2.75%.  The initial interest rate must remain in effect until the first change period begins.

Borrower must pay a total of 3 payments of interest only on the disbursed principal balance beginning one month from the month this Note is dated and every month thereafter; payments must be made on the first calendar day in the months they are due.

Borrower must pay principal and interest payments of $15,834.18 every month, beginning four months from the month this Note is dated; payments must be made on the first calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

The interest rate will be adjusted every calendar quarter (the “change period”).

The “Prime Rate” is the prime rate in effect on the first business day of the month (as published in the Wall Street Journal) in which SBA received the application, or any interest rate change occurs.  Base Rates will be rounded to two decimal places with .004 being rounded down and .005 being rounded up.

The adjusted interest rate will be 2.75% above the Prime Rate.  Lender will adjust the interest rate on the first calendar day of each change period.  The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default.  If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may Prepay this Note.  Borrower may prepay 20% or less of the unpaid principal balance at any time without notice.  If Borrower prepays more than 20% and the Loan has been sold on the secondary market, Borrower must:

a.             Give Lender written notice;

b.             Pay all accrued interest; and

c.             If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 10 years from date of Note.

Late Charge:  If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4.                                       DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.                                   Fails to do anything required by this Note and other Loan Documents;

B.                                     Defaults on any other loan with Lender;

C.                                     Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D.                                    Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.                                      Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.                                      Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G.                                     Fails to pay any taxes when due;

H.                                    Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.                                         Has a receiver or liquidator appointed for any part of their business or property;

J.                                        Makes an assignment for the benefit of creditors;

K.                                    Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L.                                      Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

M.                                 Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.                                       LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.            Require immediate payment of all amounts owing under this Note;

B.                                     Collect all amounts owing from any Borrower or Guarantor;

C.                                     File suit and obtain judgment;

D.                                    Take possession of any Collateral; or

E.                                      Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.                                       LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.                                   Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B.                                     Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other

Loan Document, and preserve or dispose of the Collateral.  Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.                                     Release anyone obligated to pay this Note;

D.                                    Compromise, release, renew, extend or substitute any of the Collateral; and

E.                                      Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7.                                       WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   All individuals and entities signing this Note are jointly and severally liable.

B.                                     Borrower waives all suretyship defenses.

C.                                     Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

D.                                    Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.                                      Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.                                      If any part of this Note is unenforceable, all other parts remain in effect.

G.                                     To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10.                                 STATE-SPECIFIC PROVISIONS:

NONE

11.                                 BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Appliance Recycling Centers of America, Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,400,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Four Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                                 STATE-SPECIFIC PROVISIONS:

NONE

11.                                 GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                                 GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Safe Disposal Systems, Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,400,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Four Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                                 STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.                                 GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                                 GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Guarantor:	Safe Disposal Systems, Inc.

Lender:	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:	03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $1,400,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

Safe Disposal Systems, Inc.

	By:	/s/ Brian Conners
Brian Conners, President/Secretary

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	4301 Operations, LLC

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,400,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Four Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                                 STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.                                 GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                                 GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

Guarantor:	4301 Operations, LLC

Lender:	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:	03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $1,400,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

4301 Operations, LLC

	By:	/s/ Brian Conners
Brian Conners, Director

	By:	/s/ James Ford
James Ford, Director

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	S.D.S. Service Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,400,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Four Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                                 STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.                                 GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                                 GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Guarantor:	S.D.S. Service Inc.

Lender:	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:	03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $1,400,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

S.D.S. Service Inc.

	By:	/s/ Brian Conners
Brian Conners, President/Secretary

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Scarabee Holdings, LLC

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,400,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Four Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                                 STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Brian Conners

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,400,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Four Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ Brian Conners
Brian Conners, individually

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714350-07

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	James Ford

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,400,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Four Hundred Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ James Ford
James Ford, individually

SECURITY AGREEMENT - COMMERCIAL

This Security Agreement - Commercial (“Security Agreement”) is executed, made and delivered this 10th day of March, 2011 by ARCA Advanced Processing, LLC, Safe Disposal Systems, Inc., 4301 Operations, LLC, S.D.S. Service Inc. and Scarabee Holdings, LLC (herein the “Debtor”), whose address is 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137, for the benefit of Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Secured Party”),  whose address is 159 E. High Street, Pottstown, PA  19464.

FOR VALUE RECEIVED, the receipt, adequacy and sufficiency of which are hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

A.            OBLIGATIONS SECURED.  The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following (i) a certain promissory note from ARCA Advanced Processing, LLC, the (“Borrower”) of even date herewith in the original principal sum of One Million Four Hundred Thousand Dollars and No Cents ($1,400,000.00) and payable to the order of Secured Party (the “Note”), and any and all extensions, renewals, modifications and rearrangements thereof; and (ii) any and all other indebtedness, liabilities and obligations whatsoever of Debtor to Secured Party whether direct or indirect, absolutely or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the “Obligations”).  Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter arising.

B.            USE OF COLLATERAL.  Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business, commercial, or other similar purposes.

C.            DESCRIPTION OF COLLATERAL.  Debtor hereby grants to Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable), the following property:

All Accounts.  A security interest in all accounts now owned or existing as well as any and all that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any which accounts, or other proceeds of any sale or other disposition of inventory.

All Inventory.  A security interest in all of Debtor’s inventory, including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor’s business, and all additions and accessions thereto, and all leases and contracts with respect thereto, and all documents of title evidencing. or representing any part thereof, and all products and proceeds thereof, whether in the possession of the Debtor, warehouseman, bailee, or any other person.

All Equipment, Furniture, Fixtures and other Tangible Property.  A security interest in all equipment, furniture, fixtures and other tangible property of every nature and description whatsoever, now owned or hereafter acquired by Debtor, including all appurtenances and additions thereto, and substitutions therefor and replacement thereof, wheresoever located, including all tools, parts and accessories used in connection therewith and including but not limited to the collateral listed on Exhibit A” attached hereto.

General Intangibles.  A security interest in all general intangibles and other personal property now owned or hereafter acquired by Debtor other than goods, accounts, chattel paper, documents or instruments.

Chattel Paper.  A security interest in all of Debtor’s interest under chattel paper, lease agreements and other instruments or documents, whether now existing or owned by Debtor or hereafter arising or acquired by Debtor, evidencing both a debt and security interest in or lease of specific goods.

Instruments.  A pledge and assignment of and security interest in all of Debtor’s Instruments now owned or existing as well as hereafter acquired or arising instruments and documents.

The term “Collateral” as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto, and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself insecure. Secured Party’s rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

D.            REPRESENTATIONS. WARRANTIES AND COVENANTS OF DEBTOR.  Debtor represents and warrants as follows:

1.             Ownership; No Encumbrances.  Except for the security interest (and pledges and assignments as applicable) granted hereby, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

2.             No Financing Statements.  There is no financing statement or similar filing now on file in any public office covering any part of the Collateral, except those already disclosed to Secured Party by the pre-closing searches, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing except the pari passu financing statements filed or to be filed in favor of, or assigned or to be assigned on the date hereof to, Secured Party.

3.             Accuracy of Information.  All information furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

4.             Authority.  Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor’s property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

5.             Addresses.  The address of Debtor designated at the beginning of this Agreement is Debtor’s place of business if Debtor has only one place of business; Debtor’s chief executive office if Debtor has more than one place of business; or Debtor’s residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

E.             GENERAL COVENANTS.  Debtor covenants and agrees as follows:

1.             Operation of Collateral.  Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purpose, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

2.             Condition.  Debtor shall maintain, service and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or to otherwise rendered unfit for use, with appropriate replacement parts . Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

3.             Assessments.  Debtor shall promptly pay when due all taxes, assessments, license fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

4.             No Encumbrances.  Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

5.             No Removal.  Except as otherwise provided in this Agreement, Debtor shall not remove the Collateral from the County or counties designated at the beginning of this Agreement without Secured Party’s written consent.

6.             No Transfer.  Except as otherwise provided in this Agreement with respect to inventory,  Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein or offer to do any of the foregoing.

7.             Notices and Reports.  Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor’s financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

8.             Landlord’s Waivers.  Debtor shall furnish to Secured Party, if requested, a landlord’s waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord’s waivers to be in such form and upon such terms as are acceptable to Secured Party.

9.             Additional Filings.  Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to comply with the Minnesota Uniform Commercial Code (or other applicable state laws of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party’s rights to the Collateral.

10.           Protection of Collateral.  Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens,

security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party’s interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certificate fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party’s rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

11.           Inspection.  Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make copies of or extracts from Debtor’s books and records.

12.           Further Assurances.  Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may request from time to time to protect, assure and enforce Secured Party’s rights and remedies.

13.           Insurance.  Debtor shall have and maintain insurance at all times with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for fifteen (15) days written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance to the Obligations secured hereby whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose from the policies of insurance to prospective insurers regarding the Collateral.

14.           Additional Collateral.  If Secured Party should at any time be of the opinion that the Collateral is impaired or insufficient, or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by messenger or telefax, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

15.           Goods.  Notwithstanding anything to the contrary contained in this agreement, if any Debtor is a “consumer” as defined Regulation AA of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 227, or the Federal Trade Commission Credit Practices Rule, 16 C.F.R. Part 444, as applicable, no lien or security interest created or evidenced by this agreement shall extend to or cover a non-possessory lien or security interest in “household goods,” other than a purchase money lien or security interest, in accordance with such regulations as applicable.

F.             ADDITIONAL PROVISIONS REGARDING ACCOUNTS.  The following provisions shall apply to all accounts included within the Collateral:

1.             Definitions.  The term “account”, as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Minnesota in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Minnesota to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

2.             Additional Warranties.  As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to such and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale or lease of goods sold or leased and delivered to, or out of and for services therefore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owning except for normal cash discounts and is not subject to any set-offs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

3.             Collection of Accounts.  Secured Party shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all Commercial paper given in payment or part payment thereof, and in Secured Party’s discretion to file any claim or take any other action or proceeding that Secured Party, may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or which have been pledged or assigned to Secured Party as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission of Secured Party and its officers, directors, employees or agents, should Secured Party elect to collect any account or take any possession of any Collateral.

4.             Identification and Assignment of Accounts.  Upon Secured Party’s request, whether before or after default, Debtor shall take such action and execute and deliver such documents as Secured Party may request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party’s interest in same. Without limitation of the foregoing Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtors books and records to reflect such security interests, pledges and assignments, and forthwith to transmit to Secured Party in the form received by Debtor any and all proceeds of collection of such accounts.

5.             Account Reports.  Debtor will deliver to Secured Party, as Lender may require, a written report in form and in content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting any account.

6.             Segregation of Returned Goods.  Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly, even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

7.             Right of Off-Set.  Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest and contractual right of off-set in all such deposits, sums, securities and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply to set-off such deposits or other sums against the Obligations at any time in the case of Debtor,  but only with respect to matured liabilities in case of the endorsers, guarantors, or sureties of any of the Obligations.

G.            ADDITIONAL PROVISIONS REGARDING INVENTORY.  The following provisions shall apply to all inventory included within the Collateral:

1.             Inventory Reports.  Debtor will deliver to Secured Party as Secured Party may require, on such frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtors opening inventory, inventory acquired, inventory sold, inventory leased, inventory returned, inventory used in Debtor’s business, closing inventory, any other inventory not within the preceding categories and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss of depreciation.

2.             Location of Inventory.  Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this Agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the places of business shown below, as modified by any written notices given pursuant hereto.

3.             Uses of Inventory.  Except as set forth in the loan agreement, unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor’s business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may lease or sell that part of the Collateral consisting of inventory provided that all such leases and sales are in the ordinary course of business, and use and consume any raw materials or supplies that are necessary in order to carry on Debtor’s business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

4.             Accounts as Proceeds.  All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

5.             Protection of Inventory.  Debtor shall take all action necessary to protect and preserve the inventory.

6.             Assignment of Rents and Leases.  Debtor hereby assigns to Secured Party all rents and other benefits derived or to be derived from leases (“Leases”) of the inventory now or hereafter existing or entered into, together with all guarantees, amendments, modifications, extensions and renewals thereof (the “Rents”). Prior to a foreclosure by Secured Party of any lien or security interest which Secured Party may now or hereafter hold covering the inventory, this Assignment of Rents is not intended to, and shall not, constitute payment to Secured Party, unless Secured Party terminates Debtor’s license to collect the Rents, and then it shall constitute payment only to the extent that prior to foreclosure the Rents are actually received by Secured Party as opposed to constituting a portion of the voluntary payments of principal and interest on the indebtedness evidenced and secured hereby, and are not used for the operation, maintenance or repair of the inventory, or for the payment of costs and expenses in connection therewith. Except as otherwise provided herein, Secured Party shall have the absolute right, power and authority to take any and all actions which Secured Party deems necessary or appropriate in connection with taking possession of the inventory, leasing all or any part of the inventory, collecting all or any of the Rents and enforcing the rights of the lessor under any of the leases, including without limitation, bringing, prosecuting, defending or settling legal proceedings against lessees of the inventory. Notwithstanding anything herein to the contrary, Secured Party shall not be obligated to perform or discharge, and Secured Party does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the inventory upon Secured Party, or for any dangerous or defective condition of the Inventory, or for any negligence in the arrangement, upkeep, repair, or control of the inventory. Debtor shall retain a revocable license to collect and receive the Rents as the agent of Secured Party, and to retain, use and enjoy such Rents, provided that such revocable license ipso facto terminate without further action by Secured Party and without notice to Debtor upon the occurrence of any default or event of default as defined in any note, deed of trust, security agreement, guaranty, financing statement, fixture filing or other loan documents given to Secured Party by Debtor or any other party in connection with any indebtedness or obligation of Debtor to Secured Party.

7.             Leased Inventory.  Debtor shall (a) observe and perform faithfully every obligation which Debtor is required to perform under the Leases; (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the lessees under the Leases; (c) not collect any Rents in advance of the time when the same shall be due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to two (2) months Rent; (d) at the request of Secured Party, deliver copies of Leases to Secured Party; and (e) appear and defend against, at Debtor’s sole cost and expense, any action or proceeding arising under, and in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, lessee or guarantors thereunder.

H.            [INTENTIONALLY OMITTED]

I.              [INTENTIONALLY OMITTED]

J.             EVENTS OF DEFAULT.  Debtor shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligations; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any of obligation of Debtor whether to Secured Party or to others; (iii) any representation or warranty made by Debtor and/or others to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of or, if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor, or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of Debtors by or against, the Debtor, or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor, or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations, or (ix) the Secured Party in good faith believes that the prospect of repayment or performance of the Obligations or any of the covenants, agreements or other duties under any writing executed in connection herewith is impaired.

K.            REMEDIES.  Upon the occurrence of an Event of Default, or if Secured Party deems payment or performance of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

1.             Declare Obligations Due.  Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor, the Borrower and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

2.             Remedies.  Secured Party shall have all of the rights and remedies provided for in this Agreement and any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of  Minnesota, and any and all rights and remedies at law or in equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risks; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances, with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

3.             Expenses.  Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, and proving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured and entitled to the benefits of this Agreement.

4.             Proceeds; Surplus; Deficiencies.  Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party’s expenses and other Obligations and in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds.

5.             Remedies Cumulative.  The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights of remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedy or without waiving any other prior or subsequent default.

L.            RELINQUISHMENT OF CERTAIN DEFENSES.  Regarding the enforcement of the security interests and covenants and agreements contained in this Agreement to secure payment of the Obligations, the Debtor covenants and agrees as follows:

1.             Secured Party’s right of recovery against the Collateral for the Obligations shall be determined as if Debtor were a primary obligor for the payment of the Obligations regardless of whether or not Debtor is in fact primarily liable for all or any part of the Obligations. Debtor specifically agrees that it shall not be necessary or required, in order to enforce the remedies under this Agreement, that the Secured Party have made demand for payment upon the Borrower or any other person or entity liable for any portion of the Obligations or have made protest thereof or have given notice to the Borrower or any other party liable thereon of maturity or nonpayment of the Obligations.

2.             The Debtor specifically waives any notice of acceptance of this Agreement by the Secured Party and of the creation, advancement, existence, extension, renewal, modification,

consolidation, the rearrangement from time to time of the Obligations, the increase from time to time in the principal amount thereof, the increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time or any other indulgence may be granted with respect thereto by the Secured Party at its will or as may be agreed by the Borrower without notice to or further consent by the Debtor, at any time or times.

3.             The Debtor agrees that: (i) no renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; (ii) no increase in the principal amount of any of the Obligations; (iii) no increase or reduction of the rate of interest thereon; (iv) no release, withdrawal, substitution, surrender, subordination, exchange, deterioration, waste or other impairment of any security or collateral or guaranty now or hereafter held by the Secured Party for payment of the Obligations, or of any part thereof; (v) no release of the Borrower, any guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof; and (vi) no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor or under this Agreement shall in any manner impair, diminish or affect the rights of the Secured Party or the liability of the Debtor hereunder. The Debtor specifically agrees that it shall not be necessary or required, and that the Debtor shall not be entitled to require, that the Secured Party mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Obligations, or make any effort at collection of the Obligations from the Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collections of the Obligations from any such other party, or exercise or assert any other right or remedy to which the Secured Party is or may be entitled in connection with the Obligations or any security or collateral or other Agreement therefor, or assert or file any claim against the assets or estate of the Borrower or any guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Debtor under this Agreement or requiring payment of the Obligations by the Debtor hereunder, or at any time thereafter. The Debtor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by the Secured Party as security for the Obligations, or any part thereof, and agrees that the Secured Party shall have no duty insofar as the Debtor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of the Secured Party, except as the Secured Party shall determine in its sole discretion. The Debtor specifically agrees that Debtor shall not have any recourse or action against the Secured Party by reason of any action the Secured Party may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or collateral or any Guaranty at any time existing therefor.

4.             The Debtor agrees to the terms, provisions and conditions of the Note and other instruments evidencing the Obligations and of any renewal, modification, consolidation or rearrangement thereof or other agreements which may have been or may hereafter be executed by the Borrower from time to time evidencing or in connection with the Obligations or any part thereof, and agrees that the Debtor’s liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any term, provision or condition of such Note or other agreement or by the failure, refusal or omission of the Secured Party to enforce or observe any of same or any forbearance or compromise made by the Secured Party or any action taken or omitted to be taken by the Secured Party pursuant thereto or in connection therewith. The Debtor, by the execution and delivery of this Agreement agrees, represents, warrants and acknowledges that Debtor shall be bound by the provisions of any Agreement and Security Agreement and any Environmental Certificate and Agreement of even date herewith, from the Borrower to the Secured Party and which purport to be applicable to Debtor to the same extent and with the same effect as if Debtor had executed and delivered such document to the Secured Party. In that connection, the Debtor agrees that the provisions of this Paragraph shall survive any exercise of the power of sale granted in any instrument securing the Obligations, any foreclosure of the liens created by any of the instruments securing the Obligations, any conveyance in lieu of any such foreclosure, the repayment of the Obligations, and the discharge and release of all liens, rights and interests securing payment of the Obligations.

5.             The Debtor absolutely and unconditionally covenants and a agrees that: (i) in the event that the Borrower does not or is unable to pay or perform the Obligations for any reason including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar proceedings affecting the status, composition, identity, existence, assets or Obligations of the Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceedings; and/or (ii) if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith) is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of the Borrower, or any instrument evidencing any of the Obligations is forged or otherwise irregular), then in any such case the Debtor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect the Debtor’s liabilities hereunder.

6.             Should the status, composition, structure or name of the Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Agreement shall continue and also cover the Obligations and Obligations of the Borrower under the new status, composition structure or name according to the terms hereof. If the Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom or termination of any ownership interest therein owned, by any general or limited partner of such partnership shall alter, limit, terminate, excuse or modify the Debtor’s liabilities set forth in this Agreement.

7.             In the event any payment from the Borrower to the Secured Party is held to constitute a preference under the bankruptcy laws, or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Borrower to the Secured Party shall not constitute a release of the Debtor from any liability hereunder, and this Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.             At all times while any or all of the Obligations are now or hereafter secured in whole or in part, the Debtor agrees that the Secured Party may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by the Debtor, and without in anywise impairing, diminishing or releasing the liability of the Debtor hereunder.

9.             The Debtor waives marshalling of assets and liabilities, sale in inverse order of alienation, and all defenses given to sureties or Debtors at law or in equity other than actual payment of the Obligations and performance of the actions constituting the Obligations, including, but not limited to, any rights pursuant to the laws of  Minnesota. The failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower or any other person primarily or secondarily liable for the Obligations or of any other or others shall not affect the liability of Debtor hereunder.

M.           OTHER AGREEMENTS.

1.             Savings Clause.  Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor Debtor’s heirs, legal representatives, successors or assigns or any other party liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

2.             Joint and Several Responsibility.  If this Security Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

3.             Waivers.  Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waived demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other notice whatsoever.

4.             Severability.  Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the minimum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

5.             Use of Copies.  Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.  All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

6.             Authorization to File Financing Statements.  The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.  The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

7.             Notices.  Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States mail, postage pre-paid, addressed to Debtor at the address of the Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

8.             Headings and Gender.  Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be or such gender of number as the circumstances require.

9.             Amendments.  Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

10.           Binding Effect.  The provisions of this Security Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

11.           Governing Law.  This Security Agreement shall be governed by the law of Minnesota and applicable federal law.

14.           Statute of Frauds.  THIS COMMERCIAL SECURITY AGREEMENT, THE LOAN AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR IN THE LOAN AGREEMENT, OR EXECUTED IN CONNECTION WITH OR ATTACHED TO THE LOAN AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

13.          U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first written above.

DEBTOR

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

EXHIBIT A

See attached list of equipment

Prepared by and return to:

Janet M. Dery, Esquire

Starfield & Smith, P.C.

1300 Virginia Drive, Suite 325

Fort Washington, PA 19034

Lot 5, Block 202.04 of the Township of Voorhees Tax Map

MORTGAGE

NOTICE: THIS DOCUMENT SECURES A VARIABLE INTEREST RATE NOTE AND CONTAINS PROVISIONS FOR INCREASES UNDER CERTAIN CIRCUMSTANCES IN THE PRINCIPAL BALANCE OF THE INDEBTEDNESS SECURED HEREBY

THIS MORTGAGE is made on 03/10/11, by and between Brian Todd Conners, with an address of 8 Oak Hollow Drive, Voorhees, New Jersey 08043 (the “Mortgagor”), and Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation, with an address of 159 E. High Street, Pottstown, Pennsylvania 19464 (the “Mortgagee”).

RECITALS

Mortgagee, has agreed, pursuant to a Loan Agreement of even date herewith (the “Loan Agreement”), and subject to the terms set forth therein, to make a loan to ARCA Advanced Processing, LLC (the “Borrower”) in an aggregate amount of One Million Four Hundred Thousand Dollars and No Cents ($1,400,000.00) (the “Loan”) which is being guaranteed by Mortgagor (the “Guarantee”), the Loan Agreement and Guarantee constituting the consideration for this Mortgage.

Borrower has duly executed a promissory note of even date herewith (the “Note”) to evidence the terms of repayment of the Loan with interest at the rate or rates established from time to time in accordance with the terms set forth therein, which Note has been delivered by Borrower to the Mortgagee (the Mortgagee and any assignee or other lawful owner of the Note being hereinafter sometimes called “Mortgagee”).  Mortgagor has duly executed the Guarantee to support the obligations of the Borrower to repay the Loan.  All references herein to the Note and the obligations arising thereunder shall be deemed to include the Guarantee and all obligations arising under the Guarantee.

All things necessary to make the Note the valid, binding and legal obligation of Mortgagor, and to make this Mortgage a valid, binding and legal instrument for the security of the Note in accordance with its terms, have been duly performed, and the execution and delivery of the Note and this Mortgage by Mortgagor have been in all respects duly authorized.

It has been agreed that the repayment of the Loan with interest, according to the terms of the Note and any alterations, modifications, substitutions, extensions or renewals thereof, as well as the performance of the other covenants, terms and conditions herein, should be secured by the execution of this Mortgage, which also shall secure payment by Mortgagor of all costs and expenses incurred in respect to the Loan, including reasonable attorney’s fees as is hereinafter provided.

NOW, THEREFORE, WITNESSETH: in consideration of the premises and of other good and valuable considerations, the receipt of which is hereby acknowledged, Mortgagor mortgages, grants, assigns, conveys and transfers unto the Mortgagee, its successor or successors and assigns, in fee simple, WITH MORTGAGE COVENANTS, all that land situate in Camden County, New Jersey, being  commonly known as 8 Oak Hollow Drive, Voorhees, Lot 5 Block 202.04 of the Township of Voorhees Tax Map and more particularly described in Exhibit A attached hereto and made a part hereof (the

“Land”) and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repair, replacements and improvements now or hereafter located thereon (hereinafter sometimes called the “Improvements”).

TOGETHER with all the walks, fences, shrubbery, driveways, fixtures, equipment, machinery, apparatus, fittings, building materials and other articles of personal property of every kind and nature whatsoever, now or hereafter ordered for eventual delivery to the Land (whether or not delivered thereto), and all such as are now or hereafter located in or upon any interest or estate in the Land or any part thereof and used or usable in connection with any present or future operation of the Land now owned or hereafter acquired by Mortgagor, including, without limiting the generality of the foregoing, all heating, lighting, laundry, clothes washing, clothes drying, incinerating and power equipment, engines, pipes, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire-prevention, fire-extinguishing, refrigerating, ventilating, and communications apparatus, television sets, radio systems, recording systems, computer equipment, air-cooling and air-conditioning apparatus, elevators, escalators, shades, awnings, draperies, curtains, fans, furniture, furnishings, carpeting, linoleum and other floor coverings, screens, storm doors and windows, stoves, gas and electric ranges, refrigerators, garbage disposals, sump pumps, dishwashers, washers, dryers, attached cabinets, partitions, ducts and compressors, landscaping, swimming pools, lawn and garden equipment, security systems and including all equipment installed or to be installed or used or usable in the operation of the building or buildings or appurtenant facilities erected or to be erected in or upon the Land; it being understood that all of the aforesaid shall be deemed to be fixtures and part of the Land, but whether or not of the nature of fixtures they shall be deemed and shall constitute part of the security for the indebtedness herein mentioned and shall be covered by this Mortgage excluding, however, only personal property owned by any tenant actually occupying all or part of the premises.  Disposition of any of the aforesaid or of any interest therein is prohibited; however, if any disposition is made in violation hereof, the Mortgagee shall have a security interest in the proceeds therefrom to the fullest extent permitted by the laws of New Jersey; and

TOGETHER with all and singular the rights, alleys, ways, waters, easements, tenements, privileges, advantages, accessions, hereditaments and appurtenances belonging or in any way appertaining to the Land and other property described herein, and the reversions and remainders, earnings, revenues, rents, issues and profits thereof and including any right, title, interest or estate hereafter acquired by Mortgagor in the Land and other property described herein; and

TOGETHER with all the right, title and interest (but not the obligations) of Mortgagor, present and future, in and to all present and future accounts, contract rights (including all fees and other obligations set forth in the Mortgagee’s commitment to make the Loan), general intangibles, chattel paper, documents and instruments including but not limited to licenses, construction contracts, service contracts, utility contracts, options, permits, public works agreements, bonds, deposits and payments thereunder, relating or appertaining to the Land and other property described herein and its development, occupancy and use; and

TOGETHER with any right to payment  or for services rendered, whether or not yet earned by performance, arising from the operation of the improvements or any other facility on the Land, including, without limitation, (1) all accounts arising from the operation of the improvements and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof, and (2) all rights to payment from any consumer credit/charge card organization or entity, including, without limitation, payments arising from the use of the American Express Card, Visa Card, Carte Blanche Card, MasterCard, Diner’s Club, or any other credit card, including those now existing or hereinafter created or any substitution therefor and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof; and

TOGETHER with all of the rents, royalties, revenues, income, proceeds, profits and other benefits paid or payable by parties to the leases for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying the Land, the Improvements, and other property securing the indebtedness, or any portion thereof.  As used in this Mortgage, the word “leases” includes any and all leases, subleases, licenses, concessions, reservations, accounts, permits, contracts, and other agreements

(oral or written, now or hereafter in effect) which grant a possessory interest or right of occupancy in and to, or the right to use, or affect all or part of the Land, the improvements, and other property securing the indebtedness, or any portion thereof; and

TOGETHER with all proceeds of and any unearned premiums on any insurance policies covering the Property (hereinafter defined), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property or any part thereof; and

TOGETHER with all proceeds derived from any taking by condemnation or eminent domain proceedings or transfer in place or in anticipation thereof of all or any part of the property described in these granting clauses;

TO HAVE AND TO HOLD the Land with Improvements thereupon and all the rights, easements, profits and appurtenances and other property described above (all of which is hereinafter sometimes called the “Property”) belonging unto and to the use of the Mortgagee, and its successor or successors and assigns, in fee simple forever;

BUT for and upon the uses, intents and purposes hereinafter mentioned, that is to say for the benefit and security of Mortgagee and for the enforcement of the payment of all sums secured hereby (hereinafter sometimes called the “Indebtedness”) and the compliance with the terms, covenants and conditions, in the Note, in the Loan Agreement and in this Mortgage, expressed or implied;

SUBJECT, HOWEVER, to the liens and rights of the holders of the contracts and instruments secured by any instruments that may be described in Exhibit B to this Mortgage (the “Permitted Encumbrances”);

PROVIDED, HOWEVER, that if Mortgagor shall pay or cause to be paid to Mortgagee all sums secured hereby in the manner stipulated in the Note, the Loan Agreement and this Mortgage, then and in such case, the estate, right, title and interest of the Mortgagee in the Property shall cease, determine and become void, and upon proof being given to the satisfaction of the Mortgagee that the Note has been paid or satisfied, in accordance with its terms and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by the Mortgagee and of any other sums as in this Mortgage provided, the Mortgagee shall at the expense of Mortgagor, release and discharge this Mortgage of record, and shall transfer and deliver up to Mortgagor any property at the time subject to this Mortgage which may be then in their possession, provided the Mortgagee hereunder shall be entitled to a reasonable fee for the release and reconveyance of the Property or any partial release and reconveyance;

AND THIS MORTGAGE FURTHER WITNESSETH, that Mortgagor (jointly and severally if more than one) has covenanted and agreed and does hereby covenant and agree with the Mortgagee as follows:

ARTICLE 1. DEFINITIONS

1.1           Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth or referred to in the Loan Agreement.

ARTICLE 2. COVENANTS AND AGREEMENTS OF MORTGAGOR

2.1           Incorporation of Covenants, Conditions and Agreements.  All the covenants, conditions and agreements contained in the Loan Agreement, the Note, and the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

2.2           Title to the Property.  Mortgagor covenants that at the time of the execution and delivery of this Mortgage it has good title to all of the property described in the granting clauses of this Mortgage as being presently granted, assigned, conveyed and transferred hereunder, free and clear of all liens and encumbrances except for the Permitted Encumbrances; Mortgagor hereby does and will forever warrant generally and defend the title to the Property, and every part thereof, whether now owned or hereafter acquired, unto the Mortgagee and its successor or successors in the trust and assigns, against all claims and demands by any person or entity whatsoever; Mortgagor covenants that Mortgagor shall comply with all the terms, covenants and conditions of all agreements and instruments, recorded and unrecorded, affecting the Property; Mortgagor covenants that it has good right and lawful authority to mortgage, give, grant, pledge, assign and convey the Property in the manner and form herein provided.

2.3           Further Assurances.  At any and all times Mortgagor shall furnish and record all and every such further assurances as may be requisite or as the Mortgagee shall reasonably require for the better assuring and confirming unto the Mortgagee the estate and property hereby granted, assigned, conveyed or transferred, or intended so to be whether now owned or hereafter acquired; Mortgagor shall bear all expenses, charges and taxes in connection therewith.

2.4           Escrow for Taxes.  To better secure the covenant to pay taxes and fees in the Loan Agreement, Mortgagor agrees that, if Holder so requests, Mortgagor shall deposit with Holder on the day of each month on which a payment of interest is due under the Note, beginning with the month following such request, one-twelfth of the annual taxes next due as estimated by Holder, plus one-twelfth of the annual fire, hazard and other insurance premiums as required herein, such deposit to be held by Holder, without interest, to pay said taxes and premiums.  If payments of interest are due under the Note other than monthly, appropriate adjustment shall be made in the amount of the aforesaid periodic deposits.

Any amounts deposited pursuant to the provisions of this Section shall not be, nor be deemed to be, trust funds, nor shall they operate to curtail or reduce the indebtedness secured hereby, and all such amounts may be commingled with the general funds of the depositor and be deposited with Mortgagee or at an institution designated by Mortgagee.  Mortgagee shall not be responsible for the solvency of such institution, provided it is insured by the Federal Deposit Insurance Corporation or other regulatory agency at the time of designation.  If at any time Mortgagee shall determine that the amount then on deposit shall be insufficient to pay an obligation in full, Mortgagor shall immediately after demand deposit with Mortgagee the amount of the deficiency determined by Mortgagee.  Nothing contained in this Section shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the rate provided for in the Note, to the indebtedness secured hereby.

2.5           Change in Tax Law.  In the event of the passage after date of this Mortgage of any law changing in any way the laws for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of collection of any such taxation so as to affect this Mortgage, Mortgagee may give thirty (30) days’ written notice to Mortgagor requiring the payment of the indebtedness secured hereby.  If such notice be given, the indebtedness secured hereby shall become due and payable at the expiration of said thirty (30) days; provided, however, that such requirement of payment shall be ineffective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Mortgagee, and if Mortgagor in fact pays such tax prior to the date upon which payment is required by such notice.

2.6           Activities on the Property.  Mortgagor shall not suffer any act to be done or any conditions to exist on the Property or any part thereof or any thing or article to be brought thereon (i) which may cause structural injury to the improvements on the Land; or (ii) which would cause the value or usefulness of the Property or any part thereof to diminish (ordinary wear and tear excepted); or (iii) which may be dangerous, unless safeguarded as required by law; or (iv) which may in fact or in law, constitute a nuisance, public or private; or (v) which may void or make voidable any insurance then in force or required by the terms of this Mortgage, the Loan Agreement to be in force.

2.7           Additional Insurance.  If required by the Mortgagee, in addition to the provisions of and to the extent not so provided by the Loan Agreement, Mortgagor shall at all times maintain during the entire term of this Mortgage the following insurance, in form and substance satisfactory to Mortgagee:

(a)  Workers’ Compensation.  During any construction, repair, restoration or replacement of improvements on the Land, Mortgagor shall cause all contractors and subcontractors (including Mortgagor if it acts as a contractor) to obtain and keep in effect workers’ compensation insurance to the full extent required by applicable law and also which shall cover all employees of each contractor and subcontractor; upon demand, Mortgagor shall provide evidence satisfactory to Mortgagee that it is complying with this covenant.

All insurance for loss or damage shall provide that losses, if any, shall be payable to Mortgagee, as its interest may appear.  Mortgagor will pay the premiums for all insurance and deliver to Mortgagee the policies of insurance or duplicates thereof, or other evidence satisfactory to Mortgagee of such insurance coverage.  Each insurer shall agree, by endorsement upon the policy or policies issued by it, or by independent instrument furnished to Mortgagee, that (i) it will give Mortgagee thirty (30) days’ prior written notice of the effective date of any material alteration or cancellation of such policy; and (ii) the coverage of Mortgagee shall not be terminated, reduced or affected in any manner regardless of any breach or violation by Mortgagor of any warranties, declarations or conditions of such insurance policy or policies.  The proceeds of such insurance shall be applied, at Mortgagee’s option, toward the replacement, restoration or repair of the Property which may be lost, stolen or destroyed or damaged or toward payment of any indebtedness of Mortgagor to Mortgagee.

2.8           Additional Advances.  If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid shall be at once repayable by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder.  If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may use any funds of Mortgagor towards performance or satisfaction of the same but shall be under no obligation so to do; and no such use of funds shall relieve Mortgagor from any default hereunder.

2.9           Condemnation Awards.  Should the grade of any street be altered or all or any part of the Property be condemned or taken through eminent domain proceedings, all or such part of any award or proceeds derived therefrom, as Mortgagee in its sole discretion may determine in writing, shall be paid to Mortgagee and applied to the payment of the indebtedness secured hereby (in such manner or combination thereof, including inverse order of maturity of installments of principal, if any, as Mortgagee may, in its sole discretion, elect) and all such proceeds are hereby assigned to Mortgagee.

2.10         Costs of Defending and Enforcing the Lien.  Mortgagor shall pay all costs, charges and expenses, including appraisals, title examinations, and reasonable attorney’s fees, which Mortgagee may incur in defending or enforcing the validity or priority of the legal operation and effect of this Mortgage, or any term, covenant or condition hereof, or in collecting any sum secured hereby, or in protecting the security of Mortgagee including without limitation being a party in any condemnation, bankruptcy or administrative proceedings, or, if an Event of Default shall occur, in administering and executing the trust hereby created and performing their powers, privileges and duties hereunder.  Mortgagee may make advances or payments for such purposes but all advances or payments made by Mortgagee for such purposes shall be repayable immediately by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and any such sum or sums with interest as aforesaid shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder.

2.11         Modification of Terms; No Novation.  Mortgagee may at any time, and from time to time, extend the time for payment of the indebtedness secured hereby, or any part thereof, or interest thereon, and waive, modify or amend any of the terms, covenants or conditions in the Note, in the Guarantee, in this Mortgage or in any other Loan Document, in whole or in part, either at the request of Mortgagor or of any person having an interest in the Property, accept one or more notes in replacement or substitution of the Note, consent to the release of all or any part of the Property from the legal operation and effect of this Mortgage, take or release other security, release any party primarily or secondarily liable on the Note or hereunder or on such other security, grant extensions, renewals or indulgences therein or herein, apply to the payment of the principal and interest and premium, if any, of the indebtedness secured hereby any part or all of the proceeds obtained by sale or otherwise as provided herein, without resort or regard to other security, or resort to any one or more of the securities or remedies which Mortgagee may have and which in its absolute discretion it may pursue for the payment of all or any part of the indebtedness secured hereby, in such order and in such manner as it may determine, all without in any way releasing Mortgagor or any party secondarily liable from any of the terms, covenants or conditions of the Note, the Guarantee, this Mortgage, or any other Loan Document, or relieving the unreleased Property from the legal operation and effect of this Mortgage for all amounts owing under the Note, the Loan Agreement and this Mortgage.  Mortgagee and Mortgagor recognize and agree that the provisions of this Mortgage, the Note, the Guarantee, and any other Loan Document may be modified by them or their successors or assigns at any time before or after default (which modification may involve increasing the rate of interest in the Note, agreeing that other charges should be paid, or modifying any other provision in any such instruments).  Mortgagee may extend the time of payment, may agree to alter the terms of payment of the indebtedness, and may grant partial releases of any portion of the property included herein.  No such modification by Mortgagee and Mortgagor nor any such action by Mortgagee or the Mortgagor referred to above shall be a substitution or novation of the original indebtedness or instruments evidencing or securing the same, but shall be considered a possible occurrence within the original contemplation of the parties.

2.12         Governmental Action Affecting the Property.  Mortgagor agrees that in the event of the enactment of any law or ordinance, the promulgation of any zoning or other governmental regulation, or the rendition of any judicial decree restricting or affecting the use of the Property or rezoning the area wherein the same shall be situate which Mortgagee reasonably believes adversely affects the Property, Mortgagee may, upon at least sixty (60) days written notice to Mortgagor, require payment of the indebtedness secured hereby at such time as may be stipulated in such notice, and the whole of the indebtedness secured hereby, shall thereupon become due and payable.

ARTICLE 3. EVENTS OF DEFAULT

The occurrence of one or more of the following events (herein called an “Event of Default”) shall constitute and be an Event of Default:

3.1           Default under Loan Documents.  The occurrence and continuance of an Event of Default under the Loan Agreement, the Note or any other Loan Document shall constitute an Event of Default hereunder.  In the event Mortgagee consents to an encumbrance on the Property, a default under the terms of any document creating such an encumbrance shall be a default hereunder.

3.2           Additional Insurance Obligations.  Mortgagor fails to promptly perform or comply with any of the terms and conditions set forth in subsection 2.7 and such failure continues for ten (10) days after notice from Mortgagee to Mortgagor.

3.3           Material Obligations.  Mortgagor fails to perform or observe any of its material obligations under this Mortgage and such failure shall continue for a period of thirty (30) days after Mortgagee gives Mortgagor written notice thereof.

3.4           Judgment.  Unless adequately covered by insurance in the reasonable opinion of Mortgagee, the entry of a final judgment for the payment of money involving more than $10,000.00 against Mortgagor or any guarantor of the Loan and the failure of Mortgagor or any guarantor of the Loan to cause the same to be discharged or bonded off to the satisfaction of Mortgagee within sixty (60) days from the date the order, decree or process under which or pursuant to which such judgment was entered.

3.5           Transfer of the Property.  If all or any part of the Property or any interest in the Property is sold, transferred, assigned, conveyed or otherwise disposed of, either outright or as security for an indebtedness, or if there is any change in the ownership of Mortgagor, without Mortgagee’s prior written consent, Mortgagee may, at Mortgagee’s option, declare all the indebtedness secured by this Mortgage to be immediately due and payable and Mortgagee may exercise any or all of the remedies provided in Paragraph 4 hereunder.

ARTICLE 4. REMEDIES

4.1           Remedies-Acceleration.  If one or more of the Events of Default shall occur, Mortgagee may, at its option, declare the entire unpaid principal amount of the Note (if not already due and payable) to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything in the Note, in the Guarantee, in the Loan Agreement or in this Mortgage to the contrary notwithstanding; and in the event of any sale of all or any part of the Property, whether made under the power of sale herein granted, assent to a decree or through judicial proceedings, such unpaid principal amount shall automatically and without notice become so due and payable.  If Mortgagee exercises Mortgagee’s option to declare the entire unpaid principal amount of the Note to be due and payable, Mortgagor covenants to pay immediately the full amount of the indebtedness secured hereby even though foreclosure or other court proceedings to collect the indebtedness have not been commenced.  Acceleration of maturity, once declared by Mortgagee, may at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not rescind or affect in any way such acceleration of maturity.

4.2           Power of Sale; Assent to Decree and Other Remedies.  If one or more of the Events of Default shall occur and whether or not Mortgagee shall have accelerated the maturity of the indebtedness pursuant to Section 4.1 hereof, Mortgagee, at its option, may:

(a)           proceed by suit or suits at law or in equity or by any other appropriate remedy to protect and enforce the rights of Mortgagee whether for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or to enforce payment of the Note, of the Guarantee, or to foreclose this Mortgage, or to sell the Property under the judgment or decree of a court or courts of competent jurisdiction, or otherwise.  Mortgagor, in accordance with any general or local laws or rules or regulations of New Jersey relating to mortgages including any amendments thereof or supplements thereto which do not materially change or impair the remedy, does hereby declare and assent to the passage of a decree to sell the Property by the equity court having jurisdiction for the sale of the Property, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth.  This assent to decree shall not be exhausted in the event the proceeding is dismissed before the indebtedness secured hereby is paid in full;

(b)           either with or without entering upon or taking possession of the Property, demand, collect and receive any or all revenues arising out of or in connection with the Property, including, without limitation, all rents;

(c)           take possession and assemble such items of the Property as may be designated by Mortgagee and make them available to the Mortgagee at a place reasonably convenient to both parties to be designated by Mortgagee or the Mortgagee.  Upon a default under this Mortgage, Mortgagee shall have the right to take possession of such items of the Property as Mortgagee may elect.  In taking possession Mortgagee may proceed without judicial process if this can be done without breach of the peace.  Mortgagee shall have the further right to remove such items of the Property as it may choose to any location or locations selected by Mortgagee, and Mortgagor shall pay the costs of such removal and for the storage and protection of such items immediately upon demand therefor.  If Mortgagee elects to proceed under the New Jersey Uniform Commercial Code to dispose of some of the Property, the Mortgagee shall give Mortgagor notice by certified mail, postage prepaid, return receipt requested, of the time and place of any public sale of any of such property or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Mortgagor at least five (5) days before the time of the sale or other disposition, which provisions for notice Mortgagor and the Mortgagee agree are reasonable; provided, however, that nothing herein shall preclude Mortgagee from proceeding as to all the Property in accordance with the rights and remedies of Mortgagee in respect of the real property, as provided in the New Jersey Uniform Commercial Code, as amended from time to time;

(d)           either with or without taking possession of the property, sell, lease or otherwise dispose of the Property in its then condition or following such preparation as Mortgagee deems advisable;

(e)           either with or without entering upon or taking possession of the Property and without assuming any obligations of Mortgagor, thereunder, exercise the rights of Mortgagor under, use or benefit from, any of the contracts, leases or intangible property;

(f)            may enter and take possession of the Property and may exclude Mortgagor, its agents and servants, wholly therefrom, and having and holding the same, may use, operate, manage and control the Property or any part thereof, and upon every such entry Mortgagee, at the expense of Mortgagor and of the Property, from time to time may make all necessary or proper repairs, renewals, replacements and useful or required alterations, additions, betterments and improvements to and upon the Property as to it may seem judicious and pay all costs and expenses of so taking, holding and managing the same, including reasonable compensation to its employees and other agents (including, without limitation, attorney’s fees and management and rental commissions) and any taxes, assessments and other charges prior to the legal operation and effect of this Mortgage which Mortgagee may deem it wise or desirable to pay, and in such case Mortgagee shall have the right to manage the Property and to carry on the business and exercise all rights and powers of Mortgagor, either in the name of Mortgagor, or otherwise, as Mortgagee shall deem advisable; and Mortgagee shall be entitled to collect and receive all rents thereof and therefrom.  The taking of possession and collection of rents by Mortgagee shall not be construed to be an affirmation of any lease or acceptance of attornment with respect to any lease of all or any portion of the Property.  After deducting the expenses of operating the Property and of conducting the business thereof, and of all repairs, maintenance, renewals, replacements, alterations, additions, betterments, improvements and all payments which it may be required or may elect to make for taxes or other proper charges on the Property, or any part thereof, as well as just and reasonable compensation for all its employees and other agents (including, without limitation, attorney’s fees and management and rental commissions) engaged and employed, the moneys arising as aforesaid shall be applied to the indebtedness secured hereby.  Whenever all that is due upon the principal of and interest on the Note and under any of the terms of this Mortgage shall have been paid and all defaults made good, Mortgagee shall surrender possession to Mortgagor.  The same right of entry, however, shall exist if any subsequent Event of Default shall occur. Mortgagee may,  in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Property in order to perform all acts necessary or appropriate to complete construction of the improvements and to maintain and operate the Property, including, but not limited to, the execution, cancellation or modification of leases, the making of repairs to the Property and the execution or termination of contracts providing for the construction, management or maintenance of the Property, all of such terms as Mortgagee, in its sole discretion, deems proper or appropriate;

(g)           proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Note and/or the Guarantee, or the performance of any term, covenant, condition or agreement of this Mortgage and Security Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as Mortgagee shall determine most effectual for such purposes;

(h)           institute and maintain such suits and proceedings as Mortgagee may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Mortgage and Security Agreement, to preserve or protect its interest in the Property and the revenues arising out of or in connection with the Property, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of Mortgagee;

(i)            apply all or any portion of the Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the indebtedness;

(j)            foreclose any and all rights or Mortgagor in and to the Property, whether by sale, entry or in any other manner provided for hereunder or under the laws of New Jersey;

(k)           in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceeding affecting Mortgagor or the creditors or property of Mortgagor, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire amount of the indebtedness at the date of the institution of such proceedings and for any additional portion of the indebtedness accruing after such date;

(l)            exercise of any right or remedy of mortgagee or secured party under the laws of New Jersey.

4.3           Appointment of a Receiver. Until one or more of the Events of Default shall occur (but not thereafter), Mortgagor shall have possession of the Property and shall have the right to use and enjoy the same and to receive the rents thereof and therefrom.  If one or more of the Events of Default shall occur, and without the requirement of any other showing, Mortgagee shall be entitled as a matter of right and to the extent permitted by law, without notice to Mortgagor, and without regard to the adequacy of the security, to the immediate appointment of a receiver of the Property and of the rents thereof and therefrom, in an ex parte proceeding with all such other powers as the court or courts making such appointment shall confer, and the rents thereof and therefrom are hereby assigned to Mortgagee as additional security under this Mortgage.  Mortgagor shall deliver to the receiver appointed pursuant to the provisions of this Section, or to Mortgagee in the event of entry pursuant to the terms of the preceding Section, all original records, books, bank accounts, leases, agreements, security deposits of the tenants and all other materials relating to the operation of the Property.

4.4           Foreclosure Sale.

(a)           If one or more of the Events of Default shall occur, the Mortgagee shall sell and in the case of default of any purchaser or purchasers shall resell all the Property as an entirety, or in such parcels and in such order as Mortgagee shall in writing request, or, in the absence of such request, as the Mortgagee may determine (Mortgagor hereby waiving for itself and for any person claiming by or through it application of the doctrine of marshalling of assets), at public auction at some convenient place or places in the jurisdiction in the state where the Property is situate, or in such other place or places as may be permitted by law, at such time, in such manner and upon such terms as the Mortgagee may fix and briefly specify in each notice of sale, which notice of sale shall state the time when, and the place where, the same is to be made, shall contain a brief general description of the property to be sold, and shall be sufficiently given if published as frequently and in such publication as may be required by law, and Mortgagee may cause such further public advertisement to be made as they may deem advisable, and any such sale may be adjourned by the Mortgagee by announcement at the time and place appointed for such sale or for such adjourned sale, and, without further notice or publication, such sale may be made at the time and place to which the same shall be so adjourned.  If one or more leases are entered into or recorded subsequent to the recording of this Mortgage or are otherwise subordinate to this Mortgage, the Mortgagee shall sell, subject to any one or more of such tenancies that are designated and selected by Mortgagee.

(b)           Upon the completion of any sale and compliance with all the terms thereof, the Mortgagee shall execute and deliver to the purchaser or purchasers a good and sufficient deed of conveyance, assignment and transfer, lawfully conveying, assigning and transferring the property sold.  Payment to the Mortgagee of the entire purchase money shall be full and sufficient discharge of any purchaser or purchasers of the property, sold as aforesaid, for the purchase money; and no such purchaser, or his representatives, successors or assigns, after paying such purchase money and receiving the deed shall be bound to see to the application of such purchase money.

(c)           In the case of any sale of the Property or of any part thereof, whether under the power of sale herein granted, assent to decree or through other judicial proceedings, the purchase money, proceeds and avails thereof, together with any other sums which may then be held as security hereunder or be due under any of the provisions hereof as a part of the Property, shall be applied as follows:

FIRST, to pay all proper costs, charges, fees and expenses, including the fees and costs herein provided for and to pay the costs of appraisals of the Property and the costs of title examination; and to pay or repay to Mortgagee  all moneys advanced by them or either of them for taxes, insurance or otherwise, with interest thereon as provided herein; and to pay all taxes due upon the Property at the time of sale; and to pay any other lien or encumbrance prior to the legal operation and effect of this Mortgage unless said sale is made subject to any such taxes or other lien or encumbrance; and to pay a counsel fee of One thousand Five hundred Dollars ($1,500.00) for conducting the proceedings if without contest, but if legal services are rendered to Mortgagee in connection with any contested matter in the proceedings, then such additional counsel fees and expenses shall be allowed out of the proceeds of sale or sales as the court may deem proper; and to pay additional reasonable counsel fees, if any, incurred as a result of representing Mortgagee’s interest in any proceedings on behalf of any Mortgagor before any United States Bankruptcy Court or similar State insolvency proceedings; and also to pay a commission to the auctioneer or other party making the sale equal to five percent (5%) of the gross sale price;

SECOND, to pay whatever may then remain unpaid under the Note and the interest thereon to the date of payment, whether the same shall be due or not, it being agreed that the Note shall, upon such sale being made before the maturity of the Note, be and become immediately due and payable at the election of Mortgagee and to pay all of the indebtedness secured hereby;

THIRD, to pay the remainder of said proceeds, if any, less the expense, if any, of obtaining possession, to Mortgagor or other party lawfully entitled to receive the same, upon the delivery and surrender of possession of the Property sold and conveyed and delivery of all records, books, bank accounts, leases, agreements, security deposits of the tenants and all other material relating to the operation of the Property to the said purchaser or purchasers.

(d)           Immediately upon the filing or docketing of suit preliminary to a foreclosure sale of the Property, or any part thereof under this Mortgage, there shall be and become due and owing by Mortgagor, an auctioneer’s commission on the total amount of the indebtedness secured hereby equal to two and one-half percent (2 ½%), and Mortgagee shall not be required to receive the principal and interest in satisfaction of the indebtedness secured hereby, but said sale may be proceeded with unless, prior to the day appointed therefor, tender is made of said principal, interest, commissions and all expenses and costs incident to such sale and all other sums that are part of the indebtedness secured hereby.

(e)           Mortgagee may bid and become the purchaser at any sale under this Mortgage.  If Mortgagee is the purchaser at any such sale, Mortgagee may apply the outstanding indebtedness against all or any portion of the purchase price, including the deposit.

4.5           Collection of Revenues.  In connection with the exercise by Mortgagee of the rights and remedies provided for in subsection 4.2(b) hereof:

(a)           Mortgagee may notify any tenant, lessee or licensee of the Property, either in the name of the Mortgagee or Mortgagor, to make payment of Revenues directly to Mortgagee or Mortgagor’s agents, may advise any person of Mortgagee’s interest in and to the revenues arising out of or in connection with the Property and may collect directly from such tenants, lessees and licensees all amounts due on account of such revenues;

(b)           At Mortgagee’s request, Mortgagor will provide written notification to any or all tenants, lessees and licensees of the property concerning Mortgagee’s interest in the revenues arising out of or in connection with the Property and will request that such tenants, lessees and licensees forward payment thereof directly to Lender;

(c)           Mortgagor shall hold any proceeds and collections of any of the revenues arising out of or in connection with the Property in trust for Mortgagee and shall not commingle such proceeds or collections with any other funds of Mortgagor; and

(d)           Mortgagor shall deliver all such proceeds to Mortgagee immediately upon the receipt thereof by Mortgagor in the identical form received, but duly endorsed or assigned on behalf of Mortgagor to Mortgagee.

4.6           Use and Occupation of Property.  In connection with the exercise of Mortgagee’s rights under subsection 4.2(f), Mortgagee may enter upon, occupy, and use all or any part of the Property and may exclude Mortgagor from the Land and the Improvements thereon or portion thereof as may have been so entered upon, occupied, or used.  Mortgagee shall not be required to remove any personal Property from the Land and the Improvements upon Mortgagee’s taking possession thereof, and may render any personal Property unusable to Mortgagor.  In the event Mortgagor manages the Land and the improvements thereon in accordance with subsection 4.2(f) herein, Mortgagor shall pay to Mortgagee on demand a reasonable fee for the management thereof in addition to the indebtedness.  Further, Mortgagee may construct such improvements on the Land or make such alterations, renovations, repairs, and replacements to the Improvements, as Mortgagee, in its sole discretion, deems proper or appropriate.  The obligation of Mortgagor to pay such amounts and all expenses incurred by Mortgagee in the exercise of its rights hereunder shall be included in the indebtedness and shall accrue interest at the default rate of interest stated in the Note.

4.7           Partial Sales.  Mortgagor agrees that in case Mortgagee, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the indebtedness.

4.8           Assembly of Property.  Upon the occurrence of any Event of Default, Mortgagee may require Mortgagor to assemble the Property and make it available to Mortgagee, at Mortgagor’s sole risk and expense, at a place or places to be designated by Mortgagee which are reasonably convenient to both Mortgagee and Mortgagor.

4.9           Power of Attorney.  Upon the occurrence of any Event of Default, Mortgagor hereby irrevocably constitutes and appoints Mortgagee as Mortgagor’s true and lawful attorney in fact to take any action with respect to the Property to preserve, protect, or realize upon Mortgagee’s interest therein, each at the sole risk, cost and expense of Mortgagor, but for the sole benefit of Mortgagee.  The rights and powers granted Mortgagee by the within appointment include, but are not limited to, the right and power to: (a) prosecute, defend, compromise, settle, or release any action relating to the Property; (b) endorse the name of Mortgagor in favor of Mortgagee upon any and all checks or other items constituting revenues arising out of or in connection with the Property; (c) sign and endorse the name of Mortgagor on, and to receive as secured party, any of the Property; (d) sign and file or record on behalf of Mortgagor any financing or other statement in order to perfect or protect Mortgagee’s security interest; (e) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any improvements on the Land; (g) manage, operate, maintain or repair the Land and the improvements; and (h) exercise the rights of Mortgagor under any contracts, leases or intangible personal property.  Mortgagee shall not be obligated to perform any of such acts or to exercise any of such powers, but if Mortgagee elects so to perform or exercise, Mortgagee shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Mortgagor except for Mortgagee’s willful misconduct or gross negligence.  All powers conferred upon Mortgagee by this Mortgage and Security Agreement, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of the Mortgagee.

ARTICLE 5. MISCELLANEOUS

5.1           Mortgagee.  The Mortgagee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same.  The Mortgagee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistake of law or fact, nor for anything which they may do or refrain from doing in good faith nor generally shall a Mortgagee have any accountability hereunder except for his own individual willful default.

5.2           Estoppel Certificates.  Mortgagor, upon request, made either personally or by mail, shall, within six (6) days in case the request is made personally, or within ten (10) days after the mailing of such request in case the request is made by mail, certify, by a writing duly acknowledged, to Mortgagee or to any proposed assignee of the Note, the amount of principal and interest then owing on the Note and whether any offsets or defenses exist against the indebtedness secured hereby.  At the request of Mortgagee, such certificate shall also contain a statement that Mortgagor knows of no Event of Default nor of any other default which, after notice or lapse of time or both, would constitute an Event of Default, which has occurred and remains uncured as of the date of such certificate, or, if any such Event of Default or other default has occurred and remains uncured as of the date of such certificate, then such certificate shall contain a statement specifying the nature thereof, the time for which the same has continued and the action which Mortgagor has taken or proposes to take with respect thereto.

5.3           Subrogation.  This Mortgage and the Mortgagee, as additional security, are hereby subrogated to the lien or liens and to the rights of the owners and holders thereof of each and every mortgage, lien or other encumbrance on the Property, or any part thereof, or any claim or demand which is paid or satisfied, in whole or in part, out of the proceeds of the indebtedness secured hereby and the respective liens of said mortgages, liens and other encumbrances and claims and demands shall pass to and be held by the Mortgagee as additional security for the indebtedness to Mortgagee to the same extent that they would have been preserved and would have been passed to and been held by Mortgagee had they each been duly and regularly assigned, transferred, set over and delivered to Mortgagee by separate deed of assignment, notwithstanding the fact the same may be or may have been satisfied and cancelled of record, it being the intention of the parties hereto that the same will be satisfied and cancelled of record at or about the time they are paid or satisfied out of the proceeds of the Loan.

5.4           Notices.  Unless specifically provided otherwise in this Mortgage or by law, any notice required or permitted by or in connection with this Mortgage shall be in writing and shall be made by facsimile or by hand delivery, by overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to Mortgagee or Mortgagor at the appropriate address set forth above or to such other address as may be hereafter specified by written notice by Mortgagee or Mortgagor.  Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to the overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

5.5           Legal Construction.  This Mortgage shall be construed according to the laws of New Jersey (excluding New Jersey conflict of laws) and any court of competent jurisdiction of New Jersey shall have jurisdiction in any proceeding instituted to enforce this Mortgage and any objections to venue are hereby waived.

5.6           Usury Limitations.  No provision of this Mortgage shall require the payment or permit the collection of interest or other sum in excess of the maximum permitted by applicable law, including a judicial determination.  If any excess of interest or other sum in such respect is herein provided for, or shall be adjudicated to be so provided for herein, neither Mortgagor nor its successors or assigns shall be obligated to pay such interest or other sum in excess of the amount permitted by applicable law, including a judicial determination, and the right to demand the payment of any such excess shall be and hereby is waived.  The provisions of this Section shall control all other provisions of this Mortgage.

5.7           Recording.  Mortgagor covenants and agrees to promptly cause all documents required by Mortgagee to be properly recorded or filed, including this Mortgage, and to pay all fees, taxes and expenses incident thereto.  Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any fee, tax or charge on the making and recording of this Mortgage.

5.8           Rights of Mortgagee.

(a)           Rights Not Limited.  The rights, powers, privileges and discretions (hereinafter collectively called the “rights”) specifically granted to the Mortgagee and those specifically granted to Mortgagee under this Mortgage are not in limitation of but in addition to those to which they are entitled under any general or local law relating to and mortgages in New Jersey, now or hereafter existing.

(b)           Benefit to Successors and Assigns.  The rights to which Mortgagee may be entitled shall inure to the benefit of its successors and assigns.

(c)           Rights Cumulative.  All the rights of Mortgagee are cumulative and not alternative and may be enforced successively or concurrently.

5.9           No Waiver.  Failure of Mortgagee to exercise any of their rights shall not impair any of their rights nor be deemed a waiver thereof, and no waiver of any of their rights shall be deemed to apply to any other such rights, nor shall it be effective unless in writing and signed by the party waiving the right.  The acceptance by Mortgagee of any partial payment after default or an Event of Default, with or without knowledge of the default or Event of Default, shall not be a waiver of the default or Event of Default unless Mortgagee shall specifically state in writing that the acceptance waives the default or Event of Default or states further conditions which must be satisfied to constitute such a waiver.  The failure of Mortgagee to exercise the option for acceleration of maturity, foreclosure, or either, following an Event of Default or to exercise any other option or privilege granted to Mortgagee hereunder in any one or more instances, shall not constitute a waiver of any such default, but such option or privilege shall remain continuously in force.

5.10         Mutual Waiver of Jury Trial.  Mortgagor and Mortgagee (by acceptance of this Mortgage) each, on behalf of itself and its successors and assigns, WAIVES to the fullest extent permitted by law all right to TRIAL BY JURY of any and all claims between them arising under this Mortgage, the Note, the Loan Agreement, or any other Loan Documents, and any and all claims arising under common law or under any statute of any state or the United States of America, whether any such claims be now existing or hereafter arising, now known or unknown.  In making this waiver Mortgagee and Mortgagor acknowledge and agree that any and all claims made by Mortgagee and all claims made against Mortgagee shall be heard by a judge of a court of proper jurisdiction, and shall not be heard by a jury.  Mortgagee and Mortgagor acknowledge and agree that THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS TRANSACTION.  Mortgagee and Mortgagor, with advice of counsel, each acknowledges that it is knowingly and voluntarily waiving a legal right by agreeing to this waiver provision.

5.11         Waiver by Mortgagor.  Mortgagor waives, on behalf of itself and all persons now or hereafter interested in the Property, all rights under all appraisement, homestead, moratorium, valuation, redemption, exemption, stay, extension and marshalling statutes, laws or equities now or hereafter existing and agrees that no defense based on any thereof will be asserted in any action enforcing this Mortgage.

5.12         Secondary Market Cooperation.  Mortgagor acknowledges that Mortgagee may (a) sell this Mortgage, the Note and the other Loan Documents to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Mortgage, the Note, the Guarantee and the other Loan Documents with a  trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as “Secondary Market Transactions”).  Mortgagor shall cooperate in good faith with Mortgagee in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the rating agency and addressing such matters as the rating agency may require; provided, however, Mortgagor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, or (iv) any other material economic term of the Loan.  Mortgagor shall provide such information and documents relating to Mortgagor, any guarantor of Mortgagor, the Property and any tenant of the Property as Mortgagee may reasonably request in connection with a Secondary Market Transaction.  Mortgagee shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Mortgagor, any guarantor of Mortgagor, the Property and any tenant of the Property.  Mortgagor acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents.

5.13         Indemnification.  Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any lease. Mortgagor shall indemnify the Mortgagee for and save them harmless from any and all liability arising from any lease or assignment of a lease as security under this Mortgage. Mortgagee shall not have any responsibility for the control, care, management or repair of the Property or be liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee or any other person or entity.  The obligations and liabilities of Mortgagor under this paragraph shall survive any termination, satisfaction or assignment of this Mortgage and the exercise by Mortgagee of any of its rights or remedies hereunder including, without limitation, the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

5.14         Binding Effect.  The terms and conditions agreed to by Mortgagor and the covenants of Mortgagor shall be binding upon the personal representatives, successors and assigns of Mortgagor and of each of them, but this provision does not waive any prohibition of assignment or any requirement of consent to an assignment under the other provisions of this Mortgage; any consent to an assignment shall not be consent to any further assignment, each of which must be specifically obtained in writing.

5.15         Recitals.  The recitals of this Mortgage are incorporated herein and made a part hereof.

5.16         Number and Gender.  Wherever used herein the singular shall include the plural and the plural the singular, and the use of any gender shall include all genders.

5.17         Time of Essence.  Time is of the essence of the obligations of Mortgagor in this Mortgage and each and every term, covenant and condition made herein by or applicable to Mortgagor.

5.18         Captions.  The captions of the Sections of this Mortgage are for the purpose of convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge, or restrict any of the provisions hereof.

5.19.        Severability.  If any provision of this Mortgage or the application thereof to any person or circumstance shall be invalid, inoperative or unenforceable to any extent, the remainder of this Mortgage and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be valid, operative and enforceable to the greatest extent permitted by law.

5.20.        Execution of Counterparts.  This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Mortgage.

5.21.        Security Agreement.  Mortgagor has executed this instrument as a Debtor under the Uniform Commercial Code of the state in which the Property is located.  This Mortgage shall constitute and be a security agreement and financing statement under the laws of such state.

ARTICLE 6. ADDITIONAL COVENANTS

6.1           Leases of the Property.

6.1.1        Compliance with Leases.  Mortgagor shall carry out all of its agreements and covenants as landlord contained in any leases (which word when used in this Mortgage shall include, without limitation, all agreements, licenses, contracts, reservations, accounts, and permits affecting all or any part of the Property) and not permit a lien or other encumbrance superior to such leases other than this Mortgage.  No lease shall include any space, or grant to any tenant any right or interest in any area outside of the limits of the Property.  Upon demand of Mortgagee, Mortgagor shall furnish Mortgagee an executed copy of each lease immediately upon its execution.  All future leases shall be written on the standard form accepted by Mortgagee, with only such changes as Mortgagee shall have approved in writing or on a lease agreement approved by Mortgagee.

6.1.2        Assignment of Leases.  Mortgagor hereby grants, conveys, assigns, and transfers unto the Mortgagee, for the benefit of Mortgagee, all the right, title, interest and privileges which Mortgagor has or may hereafter have in any and all of said leases now existing or hereafter made affecting all or a part of the Property, as said leases may have been or may from time to time be hereafter modified, extended or renewed with all the rents (which word when used in this Mortgage shall include, without limitation, all income and profits) due and becoming due therefrom and including without limitation the right of Mortgagee to inspect the leased areas and books and records of tenants.  Mortgagor shall, upon written request by Mortgagee, execute assignments (in any form customarily used by Mortgagee) of any present or future leases, together with the rents due and becoming due therefrom, which affect in any way all or any part of the Property.  No such assignment made or required hereby shall be construed as a consent by Mortgagee  to any lease or to impose on Mortgagee any obligation with respect thereto.  Mortgagor shall not make any other assignment, hypothecation or pledge of any rents under any lease of part or all of the Property.  Mortgagor shall not, without the prior written approval of Mortgagee, cancel any of the leases, nor terminate or accept a surrender thereof, nor reduce the payment of rent thereunder, nor modify any of said leases, nor accept any prepayment of rent other than the usual prepayment as would result from the acceptance by landlord more than fifteen (15) days before the first day of each month for the ensuing month under leases approved by Mortgagee according to the terms of such leases.  The covenants and restrictions of this subsection shall be deemed covenants and restrictions running with the land.

6.1.3        Limitation on Subordinate Lienors.  Mortgagor covenants that Mortgagee of any subordinate lien shall have no right, and shall acquire no right, to terminate or modify any lease affecting the Property whether or not such lease is subordinate to the legal operation and effect of this Mortgage.

6.1.4        Deposit of Rents.  All payments, including security deposits, under any lease received by Mortgagor shall be deemed held by Mortgagor in trust for the payment of the indebtedness secured hereby.  Mortgagor shall deposit in a non-interest bearing account or accounts with Mortgagee all payments (except security deposits made under residential leases, if any) made under all leases, which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor’s business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter.

6.1.5        Assignment of Bankruptcy Awards.  Mortgagor hereby assigns to the Mortgagee  any award made hereafter to it in any court procedure involving any of the tenants in any bankruptcy, insolvency or reorganization proceeding in any state or federal court and any and all payments by any tenant in lieu of rent.

6.1.6        Limitation of Liability under Leases.  The Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any lease; and Mortgagor hereby agrees to indemnify the Mortgagee for and to save them harmless from, any and all liability arising from any lease, or this assignment thereof and this assignment shall not place the responsibility for the control, care, management or repair of the Property upon the Mortgagee, nor make said Mortgagee liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, agent, guest, or stranger.

6.1.7        Security Deposits.  Mortgagor shall deposit in an account or accounts with Mortgagee or its designee, under the depository’s standard program for such accounts, all security deposits made under residential leases which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor’s business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter.  All such deposits shall be the continuing responsibility of Mortgagor, and Mortgagor shall comply with all applicable requirements of state and local law where the Property is located.

6.2           Environmental Covenants.

6.2.1        No Substances Present.  Mortgagor hereby represents and warrants to Mortgagee that, after a due and diligent investigation, to the best of its knowledge, there are not now and have never been any materials or substances located on or near the Property that, under federal, state, or local law, statute, ordinance, or regulation, or administrative or court order or decree, or private agreement (collectively, the “Environmental Laws”), are regulated as to use, generation, collection, storage, treatment, or disposal (such materials or substances are hereinafter collectively referred to as “Substances”).  The term “Substances” includes any materials or substances whose release or threatened release may pose a risk to human health or the environment or impairment of property values and shall also include without limitation (i) asbestos in any form, (ii) urea formaldehyde foam insulation, (iii) paint containing lead, (iv) transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls of 50 parts per million or more, and (v) petroleum in any form. Mortgagor further represents and warrants to Mortgagee that the Property is not now being used nor has it ever been used in the past for any activities involving the use, generation, collection, storage, treatment, or disposal of any Substances.  Mortgagor will not place or permit to be placed any Substances on or near the Property except for those Substances that are typically used in the operation of Mortgagor’s business provided the same are in appropriately small quantities and are stored, used, and disposed of properly; or Substances that are approved in writing by Mortgagee.

6.2.2        Acting Upon Presence of Substances.  Mortgagor hereby covenants and agrees that, if at any time (i) Substances are spilled, emitted, disposed, or leaked in any amount; or (ii) it is determined that there are Substances located on, in, or under the Property other than those of which Mortgagee has approved in writing or which are permitted to be used on the Property without Mortgagee’s written approval pursuant to subsection 6.2.1 of this Section, Mortgagor shall immediately notify Mortgagee and any authorities required by law to be notified, and shall, within thirty (30) days thereafter or sooner if required by Mortgagee or any governmental authority, take or cause to be taken, at Mortgagor’s sole expense, such action as may be required by Mortgagee or any governmental authority.  If Mortgagor shall fail to take such action, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid, including all sums advanced or paid in connection with any investigation or judicial or administrative proceeding relating thereto, including, without limitation, reasonable attorneys’ fees, expert fees, fines, or other penalty payments, shall be at once repayable by Mortgagor and shall bear interest at the Default Rate, from the date advanced or paid by Mortgagee until the date paid by Mortgagor to Mortgagee, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby.

6.2.3        Environmental Audits.  Mortgagor, promptly upon the written request of Mortgagee from time to time, shall provide Mortgagee, at Mortgagor’s expense, from time to time with an environmental site assessment or environmental audit report, or an update of such an assessment or report, all in scope, form, and content satisfactory to Mortgagee.

6.2.4        Environmental Notices.  Mortgagor shall furnish to Mortgagee duplicate copies of all correspondence, notices, or reports it receives from any federal, state, or local agency or any other person regarding environmental matters or Substances at or near the Property, immediately upon Mortgagor’s receipt thereof.

6.2.5        Condition of Property.  Mortgagor hereby represents and warrants that there are no wells or septic tanks on the Property serving any other property; no wells or septic tanks on other property serving the Property; no burial grounds, archeological sites, or habitats of endangered or threatened species on the Property; and that no part of the Property is subject to tidal waters; has been designated as wetlands by any federal, state, or local law or governmental agency; or is located in a special flood hazard area.

6.2.6        Environmental Indemnity.

6.2.6.1     Mortgagor shall at all times indemnify and hold harmless Mortgagee against and from any and all claims, suits, actions, debts, damages, costs, losses, obligations, judgments, charges, and expenses, of any nature whatsoever suffered or incurred by Mortgagee, whether as beneficiary of this Mortgage, as mortgagee in possession, or as successor-in-interest to Mortgagor by foreclosure deed or deed in lieu of foreclosure, under or on account of the Environmental Laws or any similar laws or regulations, including the assertion of any lien thereunder, with respect to:

(a)           any discharge of Substances, the threat of a discharge of any Substances, or the presence of any Substances affecting the Property whether or not the same originates or emanates from the Property or any contiguous real estate including any loss of value of the Property as a result of any of the foregoing;

(b)           any costs of removal or remedial action incurred by the United States Government or any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to any Environmental Laws;

(c)           liability for personal injury or property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Property; and/or

(d)           any other environmental matter affecting the Property within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local environmental agency.

Mortgagor’s obligations under this Agreement shall arise upon the discovery of the presence of any Substance, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Substances.

7.             U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed on its behalf and its seal to be hereunto affixed as of the date first above written.

/s/ Brian Conners
Brian Todd Conners, individually

State/Commonwealth of New Jersey

County of Burlington

On this, the 10th day of March, 2011, before me Lisa Viscusi, the undersigned officer, personally appeared Brian Todd Conners known to me (or satisfactorily proven) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged that he/she/they executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

/s/ Denise Cascio
Notary Public

EXHIBIT A

PROPERTY DESCRIPTION

EXHIBIT B

PERMITTED ENCUMBRANCES

First mortgage in favor of ING Bank in the original amount of $339,920.00 dated 6/26/03 and recorded 7/19/03 in book 7122 page 5

Second mortgage in favor of Quicken Loans Inc. in the original amount of $90,000.00 dated 6/15/04 and recorded 7/6/04 in book 7504 page 1634 (currently serviced by E-Trade Bank)

Pari passu mortgages in favor of Susquehanna Bank dated of even date herewith in the original amounts of $2,100,000.00 and $1,250,000.00.

SECURITY AGREEMENT - COMMERCIAL

This Security Agreement - Commercial (“Security Agreement”) is executed, made and delivered this 10th day of March, 2011 by Appliance Recycling Centers of America, Inc. (herein the “Debtor”), whose address is 7400 Excelsior Boulevard, Minneapolis, MN 55426, for the benefit of Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Secured Party”),  whose address is 159 E. High Street, Pottstown, PA  19464.

FOR VALUE RECEIVED, the receipt, adequacy and sufficiency of which are hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

A.            OBLIGATIONS SECURED.  The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following (i) a certain promissory note from ARCA Advanced Processing, LLC, the (“Borrower”) of even date herewith in the original principal sum of One Million Four Hundred Thousand Dollars and No Cents ($1,400,000.00) and payable to the order of Secured Party (the “Note”), and any and all extensions, renewals, modifications and rearrangements thereof; and (ii) any and all other indebtedness, liabilities and obligations whatsoever of Debtor to Secured Party whether direct or indirect, absolutely or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the “Obligations”).  Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter arising.

B.            USE OF COLLATERAL.  Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business, commercial, or other similar purposes.

C.            DESCRIPTION OF COLLATERAL.  Debtor hereby grants to Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable), the following property:

All Equipment.  A security interest in all equipment, now owned or hereafter acquired by Debtor, including all appurtenances and additions thereto, and substitutions therefor and replacement thereof, wheresoever located, including all tools, parts and accessories used in connection therewith and including but not limited to the collateral listed on Exhibit A” attached hereto.

The term “Collateral” as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto, and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself insecure. Secured Party’s rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

D.            REPRESENTATIONS. WARRANTIES AND COVENANTS OF DEBTOR.  Debtor represents and warrants as follows:

1.             Ownership; No Encumbrances.  Except for the security interest (and pledges and assignments as applicable) granted hereby, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

2.             No Financing Statements.  There is no financing statement or similar filing now on file in any public office covering any part of the Collateral except those already disclosed to Security Party by the pre-closing searches, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing except the pari passu financing statements filed or to be filed in favor of, or assigned or to be assigned on the date hereof to, Secured Party.

3.             Accuracy of Information.  All information furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

4.             Authority.  Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor’s property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

5.             Addresses.  The address of Debtor designated at the beginning of this Agreement is Debtor’s place of business if Debtor has only one place of business; Debtor’s chief executive office if Debtor has more than one place of business; or Debtor’s residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

E.             GENERAL COVENANTS.  Debtor covenants and agrees as follows:

1.             Operation of Collateral.  Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purpose, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

2.             Condition.  Debtor shall maintain, service and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or to otherwise rendered unfit for use, with appropriate replacement parts . Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

3.             Assessments.  Debtor shall promptly pay when due all taxes, assessments, license fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

4.             No Encumbrances.  Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

5.             No Removal.  Except as otherwise provided in this Agreement, Debtor shall not remove the Collateral from the County or counties designated at the beginning of this Agreement without Secured Party’s written consent.

6.             No Transfer.  Except as otherwise provided in this Agreement with respect to inventory,  Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein or offer to do any of the foregoing.

7.             Notices and Reports.  Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor’s financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

8.             Landlord’s Waivers.  Debtor shall furnish to Secured Party, if requested, a landlord’s waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord’s waivers to be in such form and upon such terms as are acceptable to Secured Party.

9.             Additional Filings.  Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to comply with the Minnesota Uniform Commercial Code (or other applicable state laws of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party’s rights to the Collateral.

10.           Protection of Collateral.  Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party’s interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certificate fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party’s rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

11.           Inspection.  Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make copies of or extracts from Debtor’s books and records.

12.           Further Assurances.  Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may request from time to time to protect, assure and enforce Secured Party’s rights and remedies.

13.           Insurance.  Debtor shall have and maintain insurance at all times with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for fifteen (15) days written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance to the Obligations secured hereby whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose from the policies of insurance to prospective insurers regarding the Collateral.

14.           Additional Collateral.  If Secured Party should at any time be of the opinion that the Collateral is impaired or insufficient, or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by messenger or telefax, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

15.           Goods.  Notwithstanding anything to the contrary contained in this agreement, if any Debtor is a “consumer” as defined Regulation AA of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 227, or the Federal Trade Commission Credit Practices Rule, 16 C.F.R. Part 444, as applicable, no lien or security interest created or evidenced by this agreement shall extend to or cover a non-possessory lien or security interest in “household goods,” other than a purchase money lien or security interest, in accordance with such regulations as applicable.

F.             ADDITIONAL PROVISIONS REGARDING ACCOUNTS.  The following provisions shall apply to all accounts included within the Collateral:

1.             Definitions.  The term “account”, as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Minnesota in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Minnesota to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

2.             Additional Warranties.  As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to such and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale or lease of goods sold or leased and delivered to, or out of and for services therefore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owning except for normal cash discounts and is not subject to any set-offs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

3.             Collection of Accounts.  Secured Party shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all Commercial paper given in payment or part payment thereof, and in Secured Party’s discretion to file any claim or take any other action or proceeding that Secured Party, may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or which have been pledged or assigned to Secured Party as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission of Secured Party and its officers, directors, employees or agents, should Secured Party elect to collect any account or take any possession of any Collateral.

4.             Identification and Assignment of Accounts.  Upon Secured Party’s request, whether before or after default, Debtor shall take such action and execute and deliver such documents as Secured Party may request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party’s interest in same. Without limitation of the foregoing Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtors books and records to reflect such security interests, pledges and assignments, and forthwith to transmit to Secured Party in the form received by Debtor any and all proceeds of collection of such accounts.

5.             Account Reports.  Debtor will deliver to Secured Party, as Lender may require, a written report in form and in content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting any account.

6.             Segregation of Returned Goods.  Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly, even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

7.             Right of Off-Set.  Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest and contractual right of off-set in all such deposits, sums, securities and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply to set-off such deposits or other sums against the Obligations at any time in the case of Debtor,  but only with respect to matured liabilities in case of the endorsers, guarantors, or sureties of any of the Obligations.

G.            ADDITIONAL PROVISIONS REGARDING INVENTORY.  The following provisions shall apply to all inventory included within the Collateral:

1.             Inventory Reports.  Debtor will deliver to Secured Party as Secured Party may require, on such frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtors opening inventory, inventory acquired, inventory sold, inventory leased, inventory returned, inventory used in Debtor’s business, closing inventory, any other inventory not within the preceding categories and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss of depreciation.

2.             Location of Inventory.  Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this Agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the places of business shown below, as modified by any written notices given pursuant hereto.

3.             Uses of Inventory.  Except as set forth in the loan agreement, unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor’s business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may lease or sell that part of the Collateral consisting of inventory provided that all such leases and sales are in the ordinary course of business, and use and consume any raw materials or supplies that are necessary in order to carry on Debtor’s business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

4.             Accounts as Proceeds.  All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

5.             Protection of Inventory.  Debtor shall take all action necessary to protect and preserve the inventory.

6.             Assignment of Rents and Leases.  Debtor hereby assigns to Secured Party all rents and other benefits derived or to be derived from leases (“Leases”) of the inventory now or hereafter existing or entered into, together with all guarantees, amendments, modifications, extensions and renewals thereof (the “Rents”). Prior to a foreclosure by Secured Party of any lien or security interest which Secured Party may now or hereafter hold covering the inventory, this Assignment of Rents is not intended to, and shall not, constitute payment to Secured Party, unless Secured Party terminates Debtor’s license to collect the Rents, and then it shall constitute payment only to the extent that prior to foreclosure the Rents are actually received by Secured Party as opposed to constituting a portion of the voluntary payments of principal and interest on the indebtedness evidenced and secured hereby, and are not used for the operation, maintenance or repair of the inventory, or for the payment of costs and expenses in connection therewith. Except as otherwise provided herein, Secured Party shall have the absolute right, power and authority to take any and all actions which Secured Party deems necessary or appropriate in connection with taking possession of the inventory, leasing all or any part of the inventory, collecting all or any of the Rents and enforcing the rights of the lessor under any of the leases, including without limitation, bringing, prosecuting, defending or settling legal proceedings against lessees of the inventory. Notwithstanding anything herein to the contrary, Secured Party shall not be obligated to perform or discharge, and Secured Party does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the inventory upon Secured Party, or for any dangerous or defective condition of the Inventory, or for any negligence in the arrangement, upkeep, repair, or control of the inventory. Debtor shall retain a revocable license to collect and receive the Rents as the agent of Secured Party, and to retain, use and enjoy such Rents, provided that such revocable license ipso facto terminate without further action by Secured Party and without notice to Debtor upon the occurrence of any default or event of default as defined in any note, deed of trust, security agreement, guaranty, financing statement, fixture filing or other loan documents given to Secured Party by Debtor or any other party in connection with any indebtedness or obligation of Debtor to Secured Party.

7.             Leased Inventory.  Debtor shall (a) observe and perform faithfully every obligation which Debtor is required to perform under the Leases; (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the lessees under the Leases; (c) not collect any Rents in advance of the time when the same shall be due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to two (2) months Rent; (d) at the request of Secured Party, deliver copies of Leases to Secured Party; and (e) appear and defend against, at Debtor’s sole cost and expense, any action or proceeding arising under, and in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, lessee or guarantors thereunder.

H.            [INTENTIONALLY OMITTED]

I.              [INTENTIONALLY OMITTED]

J.             EVENTS OF DEFAULT.  Debtor shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligations; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any of obligation of Debtor whether to Secured Party or to others; (iii) any representation or warranty made by Debtor and/or others to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of or, if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor, or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of Debtors by or against, the Debtor, or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor, or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations, or (ix) the Secured Party in good faith believes that the prospect of repayment or performance of the Obligations or any of the covenants, agreements or other duties under any writing executed in connection herewith is impaired.

K.            REMEDIES.  Upon the occurrence of an Event of Default, or if Secured Party deems payment or performance of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

1.             Declare Obligations Due.  Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor, the Borrower and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

2.             Remedies.  Secured Party shall have all of the rights and remedies provided for in this Agreement and any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of  Minnesota, and any and all rights and remedies at law or in equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risks; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances, with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

3.             Expenses.  Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, and proving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured and entitled to the benefits of this Agreement.

4.             Proceeds; Surplus; Deficiencies.  Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party’s expenses and other Obligations and in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds.

5.             Remedies Cumulative.  The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights of remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedy or without waiving any other prior or subsequent default.

L.            RELINQUISHMENT OF CERTAIN DEFENSES.  Regarding the enforcement of the security interests and covenants and agreements contained in this Agreement to secure payment of the Obligations, the Debtor covenants and agrees as follows:

1.             Secured Party’s right of recovery against the Collateral for the Obligations shall be determined as if Debtor were a primary obligor for the payment of the Obligations regardless of whether or not Debtor is in fact primarily liable for all or any part of the Obligations. Debtor specifically agrees that it shall not be necessary or required, in order to enforce the remedies under this Agreement, that the Secured Party have made demand for payment upon the Borrower or any other person or entity liable for any portion of the Obligations or have made protest thereof or have given notice to the Borrower or any other party liable thereon of maturity or nonpayment of the Obligations.

2.             The Debtor specifically waives any notice of acceptance of this Agreement by the Secured Party and of the creation, advancement, existence, extension, renewal, modification, consolidation, the rearrangement from time to time of the Obligations, the increase from time to time in the principal amount thereof, the increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time or any other indulgence may be granted with respect thereto by the Secured Party at its will or as may be agreed by the Borrower without notice to or further consent by the Debtor, at any time or times.

3.             The Debtor agrees that: (i) no renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; (ii) no increase in the principal amount of any of the Obligations; (iii) no increase or reduction of the rate of interest thereon; (iv) no release, withdrawal, substitution, surrender, subordination, exchange, deterioration, waste or other impairment of any security or collateral or guaranty now or hereafter held by the Secured Party for payment of the Obligations, or of any part thereof; (v) no release of the Borrower, any guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof; and (vi) no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor or under this Agreement shall in any manner impair, diminish or affect the rights of the Secured Party or the liability of the Debtor hereunder. The Debtor specifically agrees that it shall not be necessary or required, and that the Debtor shall not be entitled to require, that the Secured Party mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Obligations, or make any effort at collection of the Obligations from the Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collections of the Obligations from any such other party, or exercise or assert any other right or remedy to which the Secured Party is or may be entitled in connection with the Obligations or any security or collateral or other Agreement therefor, or assert or file any claim against the assets or estate of the Borrower or any guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Debtor under this Agreement or requiring payment of the Obligations by the Debtor hereunder, or at any time thereafter. The Debtor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by the Secured Party as security for the Obligations, or any part thereof, and agrees that the Secured Party shall have no duty insofar as the Debtor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of the Secured Party, except as the Secured Party shall determine in its sole discretion. The Debtor specifically agrees that Debtor shall not have any recourse or action against the Secured Party by reason of any action the Secured Party may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or collateral or any Guaranty at any time existing therefor.

4.             The Debtor agrees to the terms, provisions and conditions of the Note and other instruments evidencing the Obligations and of any renewal, modification, consolidation or rearrangement thereof or other agreements which may have been or may hereafter be executed by the Borrower from time to time evidencing or in connection with the Obligations or any part thereof, and agrees that the Debtor’s liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any term, provision or condition of such Note or other agreement or by the failure, refusal or omission of the Secured Party to enforce or observe any of same or any forbearance or compromise made by the Secured Party or any action taken or omitted to be taken by the Secured Party pursuant thereto or in connection therewith. The Debtor, by the execution and delivery of this Agreement agrees, represents, warrants and acknowledges that Debtor shall be bound by the provisions of any Agreement and Security Agreement and any Environmental Certificate and Agreement of even date herewith, from the Borrower to the Secured Party and which purport to be applicable to Debtor to the same extent and with the same effect as if Debtor had executed and delivered such document to the Secured Party. In that connection, the Debtor agrees that the provisions of this Paragraph shall survive any exercise of the power of sale granted in any instrument securing the Obligations, any foreclosure of the liens created by any of the instruments securing the Obligations, any conveyance in lieu of any such foreclosure, the repayment of the Obligations, and the discharge and release of all liens, rights and interests securing payment of the Obligations.

5.             The Debtor absolutely and unconditionally covenants and a agrees that: (i) in the event that the Borrower does not or is unable to pay or perform the Obligations for any reason including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar proceedings affecting the status, composition, identity, existence, assets or Obligations of the Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceedings; and/or (ii) if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith) is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of the Borrower, or any instrument evidencing any of the Obligations is forged or otherwise irregular), then in any such case the Debtor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect the Debtor’s liabilities hereunder.

6.             Should the status, composition, structure or name of the Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Agreement shall continue and also cover the Obligations and Obligations of the Borrower under the new status, composition structure or name according to the terms hereof. If the Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom or termination of any ownership interest therein owned, by any general or limited partner of such partnership shall alter, limit, terminate, excuse or modify the Debtor’s liabilities set forth in this Agreement.

7.             In the event any payment from the Borrower to the Secured Party is held to constitute a preference under the bankruptcy laws, or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Borrower to the Secured Party shall not constitute a release of the Debtor from any liability hereunder, and this Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.             At all times while any or all of the Obligations are now or hereafter secured in whole or in part, the Debtor agrees that the Secured Party may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by the Debtor, and without in anywise impairing, diminishing or releasing the liability of the Debtor hereunder.

9.             The Debtor waives marshalling of assets and liabilities, sale in inverse order of alienation, and all defenses given to sureties or Debtors at law or in equity other than actual payment of the Obligations and performance of the actions constituting the Obligations, including, but not limited to, any rights pursuant to the laws of  Minnesota. The failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower or any other person primarily or secondarily liable for the Obligations or of any other or others shall not affect the liability of Debtor hereunder.

M.           OTHER AGREEMENTS.

1.             Savings Clause.  Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor Debtor’s heirs, legal representatives, successors or assigns or any other party liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

2.             Joint and Several Responsibility.  If this Security Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

3.             Waivers.  Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waived demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other notice whatsoever.

4.             Severability.  Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the minimum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

5.             Use of Copies.  Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.  All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

6.             Authorization to File Financing Statements.  The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.  The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

7.             Notices.  Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States mail, postage pre-paid, addressed to Debtor at the address of the Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

8.             Headings and Gender.  Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be or such gender of number as the circumstances require.

9.             Amendments.  Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

10.           Binding Effect.  The provisions of this Security Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

11.           Governing Law.  This Security Agreement shall be governed by the law of Minnesota and applicable federal law.

15.           Statute of Frauds.  THIS COMMERCIAL SECURITY AGREEMENT, THE LOAN AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR IN THE LOAN AGREEMENT, OR EXECUTED IN CONNECTION WITH OR ATTACHED TO THE LOAN AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

13.          U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first written above.

DEBTOR
Appliance Recycling Centers of America, Inc.
By:	/s/ Edward R. Cameron
Edward Cameron, President

EXHIBIT A

See attached list of equipment

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Appliance Recycling Centers of America, Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.

7400 Excelsior Boulevard

Minneapolis, MN 53426

Safe Disposal Systems, Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

4301 Operations, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

S.D.S. Service Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

Scarabee Holdings, LLC

51 Willard Avenue

Pocantino Hills, NY 10591

Brian Conners

8 Oak Hollow Drive

Voorhees, NJ 08043

James Ford

51 Willard Avenue

Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Appliance Recycling Centers of America, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Minnesota. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 7400 Excelsior Boulevard, Minneapolis, MN 53426. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                                   , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of Appliance Recycling Centers of America, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Edward Cameron	President	Y	/s/ Edward R. Cameron

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                                   .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Edward R. Cameron
Edward Cameron, President

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Safe Disposal Systems, Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.

7400 Excelsior Boulevard

Minneapolis, MN 53426

Safe Disposal Systems, Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

4301 Operations, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

S.D.S. Service Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

Scarabee Holdings, LLC

51 Willard Avenue

Pocantino Hills, NY 10591

Brian Conners

8 Oak Hollow Drive

Voorhees, NJ 08043

James Ford

51 Willard Avenue

Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Safe Disposal Systems, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Pennsylvania. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                                   , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of Safe Disposal Systems, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	President/Secretary	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                                   .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Brian Conners
Brian Conners, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

AFFIDAVIT

RE:  $1,400,000.00 LIFE INSURANCE

I, Brian Conners, have life insurance in the amount of $1,400,000.00, as evidenced by Policy No. Guardian Life Insurance Company Policy No. 6417978.  Within sixty (60) days from today’s date, I shall provide to Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation  (“Lender”) if not already provided, the actual original life insurance policy(ies) and/or recorded collateral assignment(s).  I recognize that my failure to provide the original life insurance policy(ies) and recorded collateral assignment(s) will constitute a default under the loan documents unless I take all reasonable steps to obtain comparable coverage.

I further certify, as an additional inducement for Susquehanna Bank to make the loan, that the policy referenced herein is in full force and effect, is current on its premium payments, has not been assigned to any other creditor(s) and that there are no other liens of any type whatsoever against the policy except the pari passu liens of Susquehanna Bank.

I understand that Susquehanna Bank is relying on the representations set forth in this Affidavit in the making of the loan and that any false statements contained herein or any failure to comply with the undertakings set forth above shall entitle the Lender to pursue any and all remedies to which it is entitled under the loan documents or applicable law, including, but not limited to acceleration of the indebtedness.

/s/ Brian Conners
Brian Conners

Sworn to and subscribed before me this 10th day of March, 2011.

/s/ Denise Cascio
Notary Public

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

S.D.S. Service Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.

7400 Excelsior Boulevard

Minneapolis, MN 53426

Safe Disposal Systems, Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

4301 Operations, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

S.D.S. Service Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

Scarabee Holdings, LLC

51 Willard Avenue

Pocantino Hills, NY 10591

Brian Conners

8 Oak Hollow Drive

Voorhees, NJ 08043

James Ford

51 Willard Avenue

Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is S.D.S. Service Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Pennsylvania. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                                   , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of S.D.S. Service Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	President/Secretary	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                                   .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Brian Conners
Brian Conners, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

ARCA Advanced Processing, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.

7400 Excelsior Boulevard

Minneapolis, MN 53426

Safe Disposal Systems, Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

4301 Operations, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

S.D.S. Service Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

Scarabee Holdings, LLC

51 Willard Avenue

Pocantino Hills, NY 10591

Brian Conners

8 Oak Hollow Drive

Voorhees, NJ 08043

James Ford

51 Willard Avenue

Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is ARCA Advanced Processing, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Minnesota. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                                    at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of ARCA Advanced Processing, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	Chief Manager	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                                   . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

/s/ Brian Conners
Brian Conners, Chief Manager

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

4301 Operations, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.

7400 Excelsior Boulevard

Minneapolis, MN 53426

Safe Disposal Systems, Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

4301 Operations, LLC

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

S.D.S. Service Inc.

4301 N. Delaware Avenue, Bldg. A

Philadelphia, PA 19137

Scarabee Holdings, LLC

51 Willard Avenue

Pocantino Hills, NY 10591

Brian Conners

8 Oak Hollow Drive

Voorhees, NJ 08043

James Ford

51 Willard Avenue

Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is 4301 Operations, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                                    at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of 4301 Operations, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	Director	Y	/s/ Brian Conners

James Ford	Director	Y	/s/ James Ford

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                                   . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

/s/ Brian Conners
Brian Conners, Director

/s/ James Ford
James Ford, Director

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

Scarabee Holdings, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is Scarabee Holdings, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of New York. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 51 Willard Avenue, Pocantino Hills, NY 10591. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                                    at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of Scarabee Holdings, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

James Ford	Manager	Y	/s/ James Ford

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap

Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                                   . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

/s/ James Ford
James Ford, Manager

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

ASSIGNMENT OF LEASE

(Tenant’s Interest)

THIS ASSIGNMENT OF LEASE (“Assignment”) is made on 03/10/11 by ARCA Advanced Processing, LLC (“Assignor”) whose address is 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137  to Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (“Assignee”) whose address is 159 E. High Street, Pottstown, PA  19464.

1.             Definitions.

“Lease”:   Lease agreement, including all modifications, extensions and renewals, dated June 18, 2010 by and between Assignor as tenant and Delaware Ave, LLC (“Landlord”) of the Property.

“Loan Agreement”:  The Small Business Administration Authorization dated December 23, 2010 between The United States Small Business Administration and Assignee and the Loan Agreement dated of even date herewith between Assignor and Assignee.

“Loan Documents”:  The Note, the Loan Agreement and any loan documents relating to or securing the Note.

“Note”:  The promissory note dated of even date herewith in the original principal amount of $1,400,000.00 delivered to Assignee by Assignor.

“Property”:  The leasehold interest in the real estate commonly known as 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137 .

“Indebtedness”: All amounts outstanding at any time under the Note and Loan Documents.

All other capitalized terms used herein, unless otherwise specified, shall have the same meaning ascribed to them in the Loan Agreement.

2.             Assignment.  Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, convey, and deliver unto Assignee all of Assignor’s right, title and interest in the Lease.  To have and to hold the same unto Assignee, its successors and assigns, until termination of this Assignment as hereinafter provided.

3.             Collateral Assignment.  The parties intend that this Assignment shall be a collateral assignment of the Lease.  Assignee shall not exercise its rights under this Assignment until the occurrence of an Event of Default (as defined in Paragraph 10).  Such assignment and grant shall continue in effect until the Indebtedness is paid in full.

4.             Consideration.  This Assignment is made for and in consideration of the loan made by Assignee to Assignor as set forth in the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

5.             Indemnity.  Assignor agrees to pay and protect, and indemnify and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) to which Assignee may become exposed, or which Assignee may incur, in connection with the Lease or in exercising its rights under this Assignment.

6.             Performance of Lease Covenants.  Upon the occurrence of a default by Assignor under the Lease, Assignee may, at its option, perform any Lease covenant for and on behalf of Assignor, and all monies expended in so doing shall be chargeable to Assignor and added to the outstanding principal balance of the Loan and shall be immediately due and payable.

7.             Representations and Warranties.  Assignor represents and warrants:

(a)  The Lease is in full force and effect and has not been modified;

(b)  There are no defaults, defenses or setoffs of either landlord or Assignor under the Lease nor, to the best of Assignor’s knowledge, is there any fact which, with the giving of notice or lapse of time or both, would constitute a default under the Lease;

(c)  The sole ownership of the entire tenant’s interest in the Lease is vested in Assignor and the Lease has not been otherwise assigned or pledged; and

(d)   All rents due to date have been paid.

8.             Covenants and Agreements.  Assignor hereby covenants and agrees as follows:

(a)  Assignor shall comply with and perform in a complete and timely manner all of its obligations as tenant under the Lease.  Assignor shall give notice to Assignee of any default by Assignor under the Lease in such time to afford Assignee an opportunity to cure any such default prior to the landlord having any right to terminate the Lease.  Assignor shall also provide Assignee with notice of the commencement of an action of ejectment or any summary proceedings for dispossession of the Assignor under the Lease;

(b)  Assignor shall furnish promptly to Assignee a certified copy of the Lease. Assignee shall have the right to notify landlord at any time and from time to time of any provision of the Loan Documents;

(c)  Assignor shall not permit the Lease to be modified, terminated, extended or renewed without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed;

(d)  Assignor shall not without the prior written consent of Assignee: (i) perform any act or execute any other instrument which might interfere with the exercise of Assignee’s rights hereunder; or (ii) execute any assignment, pledge or other encumbrance of the Lease; and

(e)  Assignee may assign its right, title and interest in the Lease and any subsequent assignee shall have all of the rights and powers provided to Assignee by this Assignment.

9.             No Obligation.  This Assignment shall not be deemed to impose upon Assignee any of the obligations or duties of the Assignor provided in any Lease.  Assignor hereby acknowledges and agrees: (i) Assignor is and will remain liable under the Lease to the same extent as though this Assignment had not been made; and (ii) Assignee has not by this Assignment assumed any of the obligations of Assignor under the Lease, except as to such obligations which arise after such time as Assignee shall have exercised its rights under this Assignment and assumed Assignee’s obligations under the Lease.  This Assignment shall not make Assignee responsible for the care or repair of the Property or any personal property or for the carrying out of any of the terms of the Lease.  Assignee shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm, or corporation in or about the Property.

10.           Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Assignment:

(a)  failure of Assignor to pay when due any of the Indebtedness, including any payment due under the Note; or

(b)  failure of Assignor to strictly comply with Sections 8(a) and (c) of this Assignment; or

     (c)  breach of any covenant (other than those covenants set forth in subsections  (a) and (b) above), representation or warranty set forth in this Assignment which is not cured within ten (10) days after notice; provided, however, if such breach cannot by its nature be cured within ten (10) days, and Assignor immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical; or

(d)  the occurrence of an Event of Default under any other Loan Documents.

11.           Remedies.  Upon the occurrence of an Event of Default, then, without notice to, or the consent of, Assignor,  Assignee shall be entitled to exercise all of  the rights and remedies contained in this Assignment or in any other Loan Document or otherwise available at law or in equity.  The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of, but are in addition to, any other rights or remedies which Assignee may have under the Loan Documents, at law or otherwise.

12.           Power of Attorney.  Upon the occurrence of an Event of Default, Assignee shall have the right (and Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, which power is coupled with an interest, to do so) to demand, receive and enforce Assignor’s rights with respect to the Lease, and to do any and all acts in the name of Assignor or in the name of Assignee with the same force and effect as Assignor could do if this Assignment had not been made.

13.           Defense.  Assignor shall at all times diligently enforce its rights in, under and to the Lease, unless otherwise directed by Assignee in writing, and shall, at Assignor’s sole cost and expense, appear in and defend Assignee in any action or proceeding in any way connected with the Lease or this Assignment, and shall pay all reasonable costs and expenses, including, without limitation, attorneys’ fees, which Assignee may incur in connection with Assignee’s appearance, voluntarily or otherwise, in any such action or proceeding.

14.           No Waiver.  The exercise of any rights under this Assignment by Assignee shall not cure or waive any Event of Default hereunder or under any of the other Loan Documents.  Failure of Assignee to avail itself of any of the terms of this Assignment for any period of time or for any reason shall not constitute a waiver of the Assignment.

15.           Notices.  Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as first set forth above and shall be effective (i) when actually delivered, (ii) when deposited with a nationally recognized overnight courier or (iii) when deposited in the United States Mail, first class, certified or registered, postage prepaid.  Any party may change its address for notices under this Assignment by giving written notice to the other party as set forth above.

16.           Applicable Law.  This Assignment shall be governed by and shall be construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without  regard to conflicts of law principles.  This Assignment shall be binding upon the parties hereto and their respective heirs, successors and assigns, and may not be modified, amended or altered except by writing signed by each of the parties hereto.

[signature page to follow]

IN WITNESS WHEREOF, Assignor has executed this Assignment or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

ASSIGNOR:

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

ENVIRONMENTAL INDEMNITY AGREEMENT

This Agreement is made on 03/10/11, by and between Susquehanna Bank,  a Pennsylvania state-chartered commercial banking corporation (“Lender”) and ARCA Advanced Processing, LLC (“Borrower”) and Appliance Recycling Centers of America, Inc., Safe Disposal Systems, Inc., 4301 Operations, LLC, S.D.S. Service Inc., Scarabee Holdings, LLC, Brian Conners and James Ford (“Guarantor”) (hereinafter individually and/or collectively the “Indemnitor”).

RECITALS

A.            Borrower desires to obtain a loan from Lender in the principal sum of $1,400,000.00 (the “Loan”) as evidenced by that certain Promissory Note dated 03/10/11, a Loan Agreement, and other supporting collateral documents (the “Loan Documents”).

B.            Indemnitor is or will be the owner and/or operator of certain real property commonly known as  4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137 and 8 Oak Hollow Drive, Voorhees, New Jersey 08043 (the “Subject Property”).  Indemnitor agrees that the Subject Property does not contain any contamination caused by any Hazardous Substance(s) (as defined within this Agreement) above action levels defined in any Environmental Laws.

C.            In order to induce Lender to make the Loan to Borrower, the Subject Property is offered as security for the Loan.

D.            In order for Lender to accept the Subject Property as security for the Loan, Lender requires that Indemnitor provide assurances the Subject Property is, and will remain, clear of hazardous levels of toxic contaminants, including but not limited to asbestos, PCB’s, chlorinated hydrocarbons, petroleum products, pesticides and heavy metals (“Hazardous Substances”) as defined by the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”) or any federal, state or local environmental laws, rules or regulations (collectively referred to as “Environmental Laws”).

Therefore, in consideration of the mutual covenants and promises contained herein and in the Loan Documents, the Indemnitor hereby agrees to the following:

1.             Borrower agrees, prior to disbursement of the Loan, to submit to Lender if required, a copy of a recent report prepared by a qualified, impartial consultant, satisfactory to Lender, verifying that the Subject Property offered as collateral has been tested and found clear of Hazardous Substances above action levels defined in any Environmental Laws.

2.             Indemnitor represents that the Subject Property does not contain and will not be used to generate, manufacture, refine, transport, treat, store, handle or dispose of Hazardous Substances or other toxic materials unless said actions are conducted pursuant to and in compliance with Environmental Laws and/or the conditions of a permit issued by the appropriate federal or state governmental authorities.  At the time Borrower submitted its application for the Loan, Borrower was and shall continue to be in compliance with all Environmental Laws.

3.             Indemnitor warrants that after due and diligent inquiry, to the best of Indemnitor’s knowledge, the following statements are true and correct:

a.  There has not been any summons, citation, directive, letter or other communication, written or oral, from any agency or department of any municipal, county, state or the U.S. Government (collectively “Governmental Agency”) concerning any intentional or unintentional action or omission on the part of Borrower or any previous owner or operator of the Subject Property, which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping (“Discharge”) of any Hazardous Substances into the air, land or waters above acceptable levels as established by any Governmental Agency.

b.   As a result of the past or present use of the Subject Property, there is no unremedied damage known to have occurred to the air, lands, waters, fish, shellfish, wildlife, biota or any other resource owned, managed, held in trust, or otherwise controlled by the state in which Subject Property is located.

4.             Indemnitor agrees not to cause or permit to exist, as a result of an intentional or unintentional act or omission on its part, a Discharge of any Hazardous Substances into the air, waters, or lands within, under or outside the Subject Property, where damage may result to the air, lands, water, fish, shellfish, wildlife, biota and other resources unless

Discharge is pursuant to and in compliance with the conditions of a permit issued by the appropriate Governmental Agency.

5.             Borrower agrees to submit to Lender, should Lender in its discretion deem such is required, not more than once a year, an updated report prepared by a qualified impartial consultant, satisfactory to Lender, verifying that the Subject Property remains clear of hazardous levels of contaminants.  If Borrower fails to provide such a report within thirty (30) days of request by Lender, Lender has the right, but is not required, to order such a report at Borrower’s expense.

6.             In the event that said report indicates that the Subject Property is not clear of hazardous levels of toxic contaminants, Lender will provide written notice to Indemnitor requiring correction of the condition within 30 days, or such reasonable additional time period as Lender may determine in its sole discretion.

7.             In the event that Indemnitor fails to correct the condition to the satisfaction of Lender within the period of time stated in the notice, Lender may, with the concurrence of the U.S. Small Business Administration, declare a default of the loan under the terms and conditions contained in the Loan Documents.

8.             At all times Indemnitor agrees to immediately notify Lender should Indemnitor become aware of (i) any toxic contaminants or other environmental problem or liability with respect to the Subject Property, or (ii) any lien, action or notice from any Governmental Agency concerning Hazardous Substances on the Subject Property.  Indemnitor shall, at its own cost and expense, take all actions as shall be necessary or advisable for the clean-up of the Subject Property, including all remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender).  Indemnitor shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative, and enforcement costs which may be asserted against the Subject Property or the owner or operator thereof by any Governmental Agency.

9.             Borrower acknowledges that Lender is relying on this Agreement in making the Loan, and Borrower, Indemnitor and its principals as individuals agree to indemnify and hold harmless Lender, its agents, and assigns from and against any damages, cost, liability or expense, including attorney and other professional fees, directly or indirectly attributable to the presence of Hazardous Substances, on or under the Subject Property or adjoining real property and based upon claims assertable by any Governmental Agency or other third parties against Lender or its assigns.

10.           This indemnification will specifically survive, and is entirely independent of the Borrower’s contractual obligation to repay the primary obligation held by Lender as amended, extended or renewed by Lender and release of Lender liens on Indemnitor’s real or personal property by payment, foreclosure or other action including Lender’s discretionary abandonment of lien.

11.           Those liabilities, losses, claims, damages and expenses for which Lender is indemnified shall be reimbursable to Lender as Lender’s obligations to make payments with respect thereto are incurred, notwithstanding any litigation, claim or other proceeding.  Indemnitor shall pay such liability, losses, claims, damages and expenses to Lender as incurred within thirty (30) days after notice from Lender itemizing the amounts incurred to the date of such notice.  In addition to any remedy available for failure to periodically pay such amounts, such amounts shall thereafter bear interest at the maximum rate permitted by law.

12.           Indemnitor waives any execution of this Environmental Indemnity Agreement by Lender.  The failure of Lender to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Lender, nor excuse Indemnitor from its obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by Lender.  Any waiver of any provision herein by Lender shall not be deemed a continuing waiver thereof.  Any waiver of any part or provision herein shall not be deemed a waiver of any other part or provision herein whereas said other parts and provisions of the within Agreement shall remain in full force and effect.  This Agreement is subject to enforcement at law and/or equity, including actions for damages and/or specific performance.

[signature page to follow]

LENDER:		INDEMNITOR:
Susquehanna Bank		ARCA Advanced Processing, LLC

BY:	/s/ Lisa Viscusi	By:	/s/ Brian Conners
	,		Brian Conners, Chief Manager

Appliance Recycling Centers of America, Inc.

		By:	/s/ Edward R. Cameron
Edward Cameron, President

Safe Disposal Systems, Inc.

		By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

		By:	/s/ Brian Conners
Brian Conners, Director

		By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

		By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

		By:	/s/ James Ford
James Ford, Manager

/s/ Brian Conners
Brian Conners, individually

/s/ James Ford
James Ford, individually

CLOSING CERTIFICATION

POST  CLOSING COMPLIANCE AND DOCUMENT CORRECTION AGREEMENT

AND

LIMITED POWER OF ATTORNEY

In consideration of the loan made by Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Lender”) to ARCA Advanced Processing, LLC (the “Borrower”) in the amount of $1,400,000.00 (the “Loan”) and to induce the Lender to make the Loan, the undersigned do(es) hereby represent, certify, covenant, and agree as follows:

1.             If any properties pledged as collateral are designated by the Federal Government as falling within the boundaries of a special flood hazard area and Federal Flood Insurance becomes available, the undersigned will purchase and maintain such insurance in the amounts and coverage equal to the lesser of (a) the insurable value of the property, or (b) the maximum limit of coverage available at subsidized rates during the life of the Loan.  Borrower(s) and/or Guarantor(s) will not be eligible for any future flood disaster assistance if this flood insurance is not maintained.

2.             No life insurance in addition to the amount specified in the Loan documents is to be purchased by the Borrower(s) and/or Guarantor(s) for this Loan and no current policy collaterally assigned or to be collaterally assigned to Lender will be converted until the Loan is fully paid without prior written approval of the Lender.  In addition, the undersigned agree(s) to provide any and all insurance forms and financial statements requested by Lender, including, without limitation: (a) business financial statements for Borrower, along with annual tax returns; (b) annual personal financial statements and tax returns for Guarantor(s); (c) annual property tax receipts; and (d) hazard insurance policy/ies covering collateral pledged to Susquehanna Bank.

3.             As of this date, there have been no unremedied adverse changes in the Borrower(s) or Guarantor(s) financial condition, organization, operations or fixed assets and there are no outstanding tax liabilities owed as of this date, including, but not limited to the following:  Federal, State & Local income and other taxes, since the loan application was submitted to Lender.

4.             F.I.C.A. and Withheld Income Tax of the Borrower are currently being deposited on a regular basis.  All other payroll taxes are paid or deposited quarterly.  The undersigned hereby certifies that Borrower is current on all Federal and State taxes, including, but not limited to, income taxes, payroll taxes, real estate taxes, and sales taxes, and that all future taxes will be paid when due.

5.             All insurance, licenses, permits and/or other approvals necessary to lawfully operate the Borrower’s/s’ business have been obtained or have been applied for and will be obtained.  To the extent that it may later be determined that any additional insurance, licenses, permits and/or other approvals may be required, the undersigned will immediately secure them and forward copies to Lender once they have been obtained.

6.             (a)           In consideration of Lender disbursing funds for the closing of the Loan secured by the Property being encumbered, and regardless of the reason for any loss, misplacement, or inaccuracy in any loan documentation, the undersigned agree(s) as follows:  If any document is lost, misplaced, misstated or inaccurately reflects the true and correct terms and conditions of the Loan, upon request of the Lender, the undersigned will comply with Lender’s request to execute, acknowledge, initial and deliver to Lender any documentation Lender deems necessary to replace or correct the lost, misplaced, misstated or inaccurate documents.  All documents Lender requests of Borrower(s) and/or Guarantor(s) shall be referred to as “Replacement Documents.”  The undersigned agree(s) to deliver the Replacement Documents within ten (10) days after receipt by the undersigned of a written request for such replacement.  The undersigned also agree(s) that upon request the undersigned will supply additional amounts and/or pay to Lender any additional sum previously disclosed to Borrower(s) and/or Guarantor(s) for any cost or fee associated with the Loan, which for whatever reason it was not collected at closing (“Additional Fees”).

(b)           Any request under this Agreement may be made by the Lender (including assignees and persons acting on behalf of the Lender) and shall be prima facie evidence of the necessity for same.  A written statement addressed to the undersigned, or any of them at the address indicated in the Loan documentation shall be considered conclusive evidence of the necessity for Replacement Documents.

(c)           Failure or refusal by the undersigned to comply with the terms of the correction request shall constitute a default under the note and/or mortgage/deed of trust, and shall give Lender the option of declaring all sums secured by the Loan documents immediately due and payable.

(d)           If Failure or refusal by the undersigned to execute, acknowledge, initial and deliver the Replacement Documents or provide the Replacement Documents or Additional Fees to Lender more than ten (10) days after being requested to do so by Lender and understanding that Lender is relying on these representations, Borrower(s) agrees to be liable for any and all loss or damage which Lender reasonably sustains thereby, including, but not limited to all reasonable attorney’s fees and costs incurred by Lender.

7.             LIMITED POWER OF ATTORNEY.  Notwithstanding the foregoing paragraph, the undersigned, for and in consideration of the approval, closing and funding of the Loan, hereby grant(s) to Lender a LIMITED POWER OF ATTORNEY to correct and/or re-execute or initial documents containing typographical or clerical errors discovered in any or all of the closing documentation required to be executed by the undersigned at settlement or during the Loan approval process, including, but not limited to:

(a)           Errors with the Borrower(s)’ or Guarantor(s)’ name(s) including, but not limited to wrong or misspelled names;

(b)           Errors with the property address including, but not limited to, wrong or misspelled street, city or town names, incorrect house or street numbers or zip codes;

(c)           Errors in the legal description for the property;

(d)           Errors with the applicable county name, including wrong or misspelled county names; and

(e)           Errors related to the date of documents, including wrong or incomplete dates.

In the event the Limited Power of Attorney granted pursuant to this section is exercised, Lender will notify the undersigned and will provide a copy of the document(s) executed, initialed and/or corrected on their behalf.  The Power of Attorney granted herein is limited to the rights set forth herein and may not be used to increase the interest rate of the Loan, alter the term of the Loan, increase the outstanding principal balance of the Loan or increase the monthly principal and interest payment under the Loan.  The undersigned acknowledge(s) that the grant of the Limited Power of Attorney set forth herein is in exchange for good and valuable consideration and is intended to be coupled with an interest, and the undersigned do(es) hereby make and declare this Limited Power of Attorney to be irrevocable by the undersigned, or otherwise, renouncing all right to revoke this power or to appoint any other person to perform any of the acts enumerated herein.

8.             The undersigned have read all of the Loan documents relating to the Loan and understand(s) the meaning and content of said Loan documents.

9.             The undersigned understand that the Loan documents constitute the entire agreement between Borrower(s) and Lender and that no agent or representative of Lender has made any statement, agreement or representation, either oral or written, in connection with the Loan that would modify, add to or change the terms and conditions set forth in the various documents executed in conjunction with this transaction. It is the intention of both the Lender and the undersigned  that the following Disclaimer be incorporated by reference into each of the Loan Documents so executed for this transaction.

“THIS WRITTEN LOAN AGREEMENT

REPRESENTS THE FINAL AGREEMENT

BETWEEN THE PARTIES

AND SHALL NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS

OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL

AGREEMENTS BETWEEN THE PARTIES.”

10.           The undersigned understand and acknowledge that the representations made herein are material to Lender’s decision to close and fund the Loan and that Lender is relying upon these representations in connection with the making of the Loan.  The undersigned further acknowledge and understand that the obligations enumerated herein shall survive closing and that any failure to comply with the obligations as set forth herein shall constitute a default under the Loan documents, entitling Lender to pursue any and all remedies set forth in the Loan documents, including, but in no way limited to acceleration of the indebtedness.

11.           Any documents required to be delivered to Lender shall be delivered to the offices of Susquehanna Bank, 159 E. High Street, Pottstown, Pennsylvania 19464, Attn: Loan Servicing.

12.           This agreement will survive the closing of the Loan, and inure to the benefit of Lender’s successors and assigns and binding upon the heirs, successors and assigns of Borrower(s).

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be executed as of the date set forth herein.

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

/s/ Brian Conners
Brian Conners, individually

/s/ James Ford
James Ford, individually

Date: 03/10/11

U.S. Small Business Administration NOTE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Date	03/10/11

Loan Amount	$1,250,000.00

Interest Rate	Prime Rate plus 2.75%

Borrower	ARCA Advanced Processing, LLC

Operating Company	N/A

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

1.             PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of One Million Two Hundred Fifty Thousand Dollars,  interest on the unpaid principal balance, and all other amounts required by this Note.

2.             DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or  entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.             PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The interest rate on this Note will fluctuate.  The initial interest rate is 6.00% per year.  This initial rate is the Prime Rate in effect on the first business day of the month  in which SBA received the loan application, plus 2.75%.  The initial interest rate must remain in effect until the first change period begins.

Borrower must pay a total of 3 payments of interest only on the disbursed principal balance beginning one month from the month this Note is dated and every month thereafter; payments must be made on the first calendar day in the months they are due.

Borrower must pay principal and interest payments of $14,137.67 every month, beginning four months from the month this Note is dated; payments must be made on the first calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

The interest rate will be adjusted every calendar quarter (the “change period”).

The “Prime Rate” is the prime rate in effect on the first business day of the month (as published in the Wall Street Journal) in which SBA received the application, or any interest rate change occurs.  Base Rates will be rounded to two decimal places with .004 being rounded down and .005 being rounded up.

The adjusted interest rate will be 2.75% above the Prime Rate.  Lender will adjust the interest rate on the first calendar day of each change period.  The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default.  If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may Prepay this Note.  Borrower may prepay 20%  or less of the unpaid principal balance at any time without notice.  If Borrower prepays more than 20% and the Loan has been sold on the secondary market, Borrower must:

a.             Give Lender written notice;

b.             Pay all accrued interest; and

c.             If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 10 years from date of Note.

Late Charge:  If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4.             DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.            Fails to do anything required by this Note and other Loan Documents;

B.            Defaults on any other loan with Lender;

C.            Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D.            Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.             Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.             Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G.            Fails to pay any taxes when due;

H.            Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.              Has a receiver or liquidator appointed for any part of their business or property;

J.             Makes an assignment for the benefit of creditors;

K.            Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L.             Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

M.           Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.             LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.            Require immediate payment of all amounts owing under this Note;

B.            Collect all amounts owing from any Borrower or Guarantor;

C.            File suit and obtain judgment;

D.            Take possession of any Collateral; or

E.             Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.             LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.            Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B.            Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral.  Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.            Release anyone obligated to pay this Note;

D.            Compromise, release, renew, extend or substitute any of the Collateral; and

E.             Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7.             WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.             SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            All individuals and entities signing this Note are jointly and severally liable.

B.            Borrower waives all suretyship defenses.

C.            Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

D.            Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.             Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.             If any part of this Note is unenforceable, all other parts remain in effect.

G.            To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Appliance Recycling Centers of America, Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,250,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Two Hundred Fifty Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

NONE

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Safe Disposal Systems, Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,250,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Two Hundred Fifty Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Guarantor:             Safe Disposal Systems, Inc.

Lender:                   Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:                       03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $1,250,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	4301 Operations, LLC

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,250,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Two Hundred Fifty Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.           GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.           GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

Guarantor:             4301 Operations, LLC

Lender:                   Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:                       03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $1,250,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	S.D.S. Service Inc.

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,250,000.00

1.             GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.             NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Two Hundred Fifty Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.             DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.             LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.            Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.            Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.            Release any Borrower or any guarantor of the Note;

D.            Compromise or settle with the Borrower or any guarantor of the Note;

E.             Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.             Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.            Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.             FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.             RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.            Guarantor waives all rights to:

1)             Require presentment, protest, or demand upon Borrower;

2)             Redeem any Collateral before or after Lender disposes of it;

3)             Have any disposition of Collateral advertised; and

4)             Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)             Any default under the Note;

2)             Presentment, dishonor, protest, or demand;

3)             Execution of the Note;

4)             Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)             Any change in the financial condition or business operations of Borrower or any guarantor;

6)             Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)             The time or place of any sale or other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)             Lender failed to obtain any guarantee;

2)             Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)             Lender or others improperly valued or inspected the Collateral;

4)             The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)             Lender impaired the Collateral;

6)             Lender did not dispose of any of the Collateral;

7)             Lender did not conduct a commercially reasonable sale;

8)             Lender did not obtain the fair market value of the Collateral;

9)             Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)           The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)           Lender made errors or omissions in Loan Documents or administration of the Loan;

12)           Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)           Lender impaired Guarantor’s suretyship rights;

14)           Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)           Borrower has avoided liability on the Note; or

16)           Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.             DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.             SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.             GENERAL PROVISIONS:

A.            ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.            SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.            JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.             FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.            ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.              SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.             CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.           STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT.  THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THE NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL.  THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.  THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

11.                               GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                               GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Guarantor:                                        S.D.S. Service Inc.

Lender:                                                        Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date:                                                                  03/10/11

DISCLOSURE FOR CONFESSION OF JUDGMENT

I have executed a guarantee (the “Guarantee”) in the original amount of $1,250,000.00 obligating me to repay that amount.

Initials:	/s/ BC

I understand that the Guarantee contains wording that would permit Susquehanna Bank to enter judgment against me in Court, without advance notice to me and without offering me an opportunity to defend against the entry of judgment, and that the judgment may be collected immediately by any legal means.

Initials:	/s/ BC

In executing the Guarantee, I am knowingly, understandingly and voluntarily waiving my rights to resist the entry of judgment against me at the courthouse, including any right to advance notice of the entry of, or execution upon, said judgment, and I am consenting to the confession of judgment.

Initials:	/s/ BC

I certify that my annual income exceeds $10,000; that the blanks in this disclosure were filled in when I initialed and signed it; and that I received a copy at the time of signing.

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Signed, acknowledged and delivered in the presence of:

/s/ Denise Cascio
Witness

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Scarabee Holdings, LLC

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,250,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Two Hundred Fifty Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                               STATE-SPECIFIC PROVISIONS:

NONE

11.                               GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                               GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	Brian Conners

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,250,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Two Hundred Fifty Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                      SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                               STATE-SPECIFIC PROVISIONS:

NONE

11.                               GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                               GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ Brian Conners
Brian Conners, individually

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	44714950-03

SBA Loan Name	ARCA Advanced Processing, LLC

Guarantor	James Ford

Borrower	ARCA Advanced Processing, LLC

Lender	Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

Date

Note Amount	$1,250,000.00

1.                                       GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note.  This Guarantee remains in effect until the Note is paid in full.  Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor.  Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.                                       NOTE:

The “Note” is the promissory note dated 03/10/11 in the principal amount of One Million Two Hundred Fifty Thousand Dollars from Borrower to Lender.  It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.                                       DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

4.                                       LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.                                   Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.                                     Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.                                     Release any Borrower or any guarantor of the Note;

D.                                    Compromise or settle with the Borrower or any guarantor of the Note;

E.                                      Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.                                      Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.                                     Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.                                    Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.                                       FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability.  As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.                                       RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.                                   Guarantor waives all rights to:

1)                                      Require presentment, protest, or demand upon Borrower;

2)                                      Redeem any Collateral before or after Lender disposes of it;

3)                                      Have any disposition of Collateral advertised; and

4)                                      Require a valuation of Collateral before or after Lender disposes of it.

B.                                     Guarantor waives any notice of:

1)                                      Any default under the Note;

2)                                      Presentment, dishonor, protest, or demand;

3)                                      Execution of the Note;

4)                                      Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)                                      Any change in the financial condition or business operations of Borrower or any guarantor;

6)                                      Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)                                      The time or place of any sale or other disposition of Collateral.

C.                                     Guarantor waives defenses based upon any claim that:

1)                                      Lender failed to obtain any guarantee;

2)                                      Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)                                      Lender or others improperly valued or inspected the Collateral;

4)                                      The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

5)                                      Lender impaired the Collateral;

6)                                      Lender did not dispose of any of the Collateral;

7)                                      Lender did not conduct a commercially reasonable sale;

8)                                      Lender did not obtain the fair market value of the Collateral;

9)                                      Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)                                The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)                                Lender made errors or omissions in Loan Documents or administration of the Loan;

12)                                Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)                                Lender impaired Guarantor’s suretyship rights;

14)                                Lender modified the Note terms, other than to increase amounts due under the Note.  If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)                                Borrower has avoided liability on the Note; or

16)                                Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.                                       DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee.  Lender has no duty to preserve or dispose of any Collateral.

8.                                       SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.                                       GENERAL PROVISIONS:

A.                                   ENFORCEMENT EXPENSES.  Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.                                     SBA NOT A CO-GUARANTOR.  Guarantor’s liability will continue even if SBA pays Lender.  SBA is not a co-guarantor with Guarantor.  Guarantor has no right of contribution from SBA.

C.                                     SUBROGATION RIGHTS.  Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.                                    JOINT AND SEVERAL LIABILITY.  All individuals and entities signing as Guarantor are jointly and severally liable.

E.                                      DOCUMENT SIGNING.  Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.                                      FINANCIAL STATEMENTS.  Guarantor must give Lender financial statements as Lender requires.

G.                                     LENDER’S RIGHTS CUMULATIVE, NOT WAIVED.  Lender may exercise any of its rights separately or together, as many times as it chooses.  Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.                                    ORAL STATEMENTS NOT BINDING.  Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                                         SEVERABILITY.  If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.                                        CONSIDERATION.  The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.                               STATE-SPECIFIC PROVISIONS:

NONE

11.                               GUARANTOR ACKNOWLEDGMENT OF TERMS:

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.                               GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ James Ford
James Ford, individually

SECURITY AGREEMENT - COMMERCIAL

This Security Agreement - Commercial (“Security Agreement”) is executed, made and delivered this 10th day of March, 2011 by ARCA Advanced Processing, LLC, Safe Disposal Systems, Inc., 4301 Operations, LLC, S.D.S. Service Inc. and Scarabee Holdings, LLC (herein the “Debtor”), whose address is 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137, for the benefit of Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Secured Party”),  whose address is 159 E. High Street, Pottstown, PA  19464.

FOR VALUE RECEIVED, the receipt, adequacy and sufficiency of which are hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

A.                                    OBLIGATIONS SECURED.  The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following (i) a certain promissory note from ARCA Advanced Processing, LLC, the (“Borrower”) of even date herewith in the original principal sum of One Million Two Hundred Fifty Thousand Dollars and No Cents ($1,250,000.00) and payable to the order of Secured Party (the “Note”), and any and all extensions, renewals, modifications and rearrangements thereof; and (ii) any and all other indebtedness, liabilities and obligations whatsoever of Debtor to Secured Party whether direct or indirect, absolutely or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the “Obligations”).  Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter arising.

B.                                    USE OF COLLATERAL.  Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business, commercial, or other similar purposes.

C.                                    DESCRIPTION OF COLLATERAL.  Debtor hereby grants to Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable), the following property:

All Accounts.  A security interest in all accounts now owned or existing as well as any and all that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any which accounts, or other proceeds of any sale or other disposition of inventory.

All Inventory.  A security interest in all of Debtor’s inventory, including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor’s business, and all additions and accessions thereto, and all leases and contracts with respect thereto, and all documents of title evidencing. or representing any part thereof, and all products and proceeds thereof, whether in the possession of the Debtor, warehouseman, bailee, or any other person.

All Equipment, Furniture, Fixtures and other Tangible Property.  A security interest in all equipment, furniture, fixtures and other tangible property of every nature and description whatsoever, now owned or hereafter acquired by Debtor, including all appurtenances and additions thereto, and substitutions therefor and replacement thereof, wheresoever located, including all tools, parts and accessories used in connection therewith and including but not limited to the collateral listed on Exhibit A” attached hereto.

General Intangibles.  A security interest in all general intangibles and other personal property now owned or hereafter acquired by Debtor other than goods, accounts, chattel paper, documents or instruments.

Chattel Paper.  A security interest in all of Debtor’s interest under chattel paper, lease agreements and other instruments or documents, whether now existing or owned by Debtor or hereafter arising or acquired by Debtor, evidencing both a debt and security interest in or lease of specific goods.

Instruments.  A pledge and assignment of and security interest in all of Debtor’s Instruments now owned or existing as well as hereafter acquired or arising instruments and documents.

The term “Collateral” as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto, and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself insecure. Secured Party’s rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

D.                                    REPRESENTATIONS. WARRANTIES AND COVENANTS OF DEBTOR.  Debtor represents and warrants as follows:

1.                                       Ownership; No Encumbrances.  Except for the security interest (and pledges and assignments as applicable) granted hereby, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

2.                                       No Financing Statements.  There is no financing statement or similar filing now on file in any public office covering any part of the Collateral except those already disclosed to Secured Party by the pre-closing searches, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing except the pari passu financing statements filed or to be filed in favor of, or assigned or to be assigned on the date hereof to, Secured Party.

3.                                       Accuracy of Information.  All information furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

4.                                       Authority.  Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor’s property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

5.                                       Addresses.  The address of Debtor designated at the beginning of this Agreement is Debtor’s place of business if Debtor has only one place of business; Debtor’s chief executive office if Debtor has more than one place of business; or Debtor’s residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

E.                                      GENERAL COVENANTS.  Debtor covenants and agrees as follows:

1.                                       Operation of Collateral.  Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purpose, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

2.                                       Condition.  Debtor shall maintain, service and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or to otherwise rendered unfit for use, with appropriate replacement parts . Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

3.                                       Assessments.  Debtor shall promptly pay when due all taxes, assessments, license fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

4.                                       No Encumbrances.  Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

5.                                       No Removal.  Except as otherwise provided in this Agreement, Debtor shall not remove the Collateral from the County or counties designated at the beginning of this Agreement without Secured Party’s written consent.

6.                                       No Transfer.  Except as otherwise provided in this Agreement with respect to inventory,  Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein or offer to do any of the foregoing.

7.                                       Notices and Reports.  Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor’s financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

8.                                       Landlord’s Waivers.  Debtor shall furnish to Secured Party, if requested, a landlord’s waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord’s waivers to be in such form and upon such terms as are acceptable to Secured Party.

9.                                       Additional Filings.  Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to comply with the Minnesota Uniform Commercial Code (or other applicable state laws of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party’s rights to the Collateral.

10.                                 Protection of Collateral.  Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party’s interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certificate fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party’s rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

11.                            Inspection.  Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make copies of or extracts from Debtor’s books and records.

12.                            Further Assurances.  Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may request from time to time to protect, assure and enforce Secured Party’s rights and remedies.

13.                            Insurance.  Debtor shall have and maintain insurance at all times with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for fifteen (15) days written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance to the Obligations secured hereby whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose from the policies of insurance to prospective insurers regarding the Collateral.

14.                            Additional Collateral.  If Secured Party should at any time be of the opinion that the Collateral is impaired or insufficient, or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by messenger or telefax, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

15.                            Goods.  Notwithstanding anything to the contrary contained in this agreement, if any Debtor is a “consumer” as defined Regulation AA of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 227, or the Federal Trade Commission Credit Practices Rule, 16 C.F.R. Part 444, as applicable, no lien or security interest created or evidenced by this agreement shall extend to or cover a non-possessory lien or security interest in “household goods,” other than a purchase money lien or security interest, in accordance with such regulations as applicable.

F.                                      ADDITIONAL PROVISIONS REGARDING ACCOUNTS.  The following provisions shall apply to all accounts included within the Collateral:

1.                                       Definitions.  The term “account”, as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Minnesota in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Minnesota to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

2.                                       Additional Warranties.  As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to such and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale or lease of goods sold or leased and delivered to, or out of and for services therefore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owning except for normal cash discounts and is not subject to any set-offs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

3.                                       Collection of Accounts.  Secured Party shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all Commercial paper given in payment or part payment thereof, and in Secured Party’s discretion to file any claim or take any other action or proceeding that Secured Party, may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or which have been pledged or assigned to Secured Party as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission of Secured Party and its officers, directors, employees or agents, should Secured Party elect to collect any account or take any possession of any Collateral.

4.                                       Identification and Assignment of Accounts.  Upon Secured Party’s request, whether before or after default, Debtor shall take such action and execute and deliver such documents as Secured Party may request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party’s interest in same. Without limitation of the foregoing Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtors books and records to reflect such security interests, pledges and assignments, and forthwith to transmit to Secured Party in the form received by Debtor any and all proceeds of collection of such accounts.

5.                                       Account Reports.  Debtor will deliver to Secured Party, as Lender may require, a written report in form and in content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting any account.

6.                                       Segregation of Returned Goods.  Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly, even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

7.                                       Right of Off-Set.  Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest and contractual right of off-set in all such deposits, sums, securities and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply to set-off such deposits or other sums against the Obligations at any time in the case of Debtor,  but only with respect to matured liabilities in case of the endorsers, guarantors, or sureties of any of the Obligations.

G.                                    ADDITIONAL PROVISIONS REGARDING INVENTORY.  The following provisions shall apply to all inventory included within the Collateral:

1.                                       Inventory Reports.  Debtor will deliver to Secured Party as Secured Party may require, on such frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtors opening inventory, inventory acquired, inventory sold, inventory leased, inventory returned, inventory used in Debtor’s business, closing inventory, any other inventory not within the preceding categories and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss of depreciation.

2.                                       Location of Inventory.  Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this Agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the places of business shown below, as modified by any written notices given pursuant hereto.

3.                                       Uses of Inventory.  Except as set forth in the loan agreement, unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor’s business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may lease or sell that part of the Collateral consisting of inventory provided that all such leases and sales are in the ordinary course of business, and use and consume any raw materials or supplies that are necessary in order to carry on Debtor’s business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

4.                                       Accounts as Proceeds.  All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

5.                                       Protection of Inventory.  Debtor shall take all action necessary to protect and preserve the inventory.

6.                                       Assignment of Rents and Leases.  Debtor hereby assigns to Secured Party all rents and other benefits derived or to be derived from leases (“Leases”) of the inventory now or hereafter existing or entered into, together with all guarantees, amendments, modifications, extensions and renewals thereof (the “Rents”). Prior to a foreclosure by Secured Party of any lien or security interest which Secured Party may now or hereafter hold covering the inventory, this Assignment of Rents is not intended to, and shall not, constitute payment to Secured Party, unless Secured Party terminates Debtor’s license to collect the Rents, and then it shall constitute payment only to the extent that prior to foreclosure the Rents are actually received by Secured Party as opposed to constituting a portion of the voluntary payments of principal and interest on the indebtedness evidenced and secured hereby, and are not used for the operation, maintenance or repair of the inventory, or for the payment of costs and expenses in connection therewith. Except as otherwise provided herein, Secured Party shall have the absolute right, power and authority to take any and all actions which Secured Party deems necessary or appropriate in connection with taking possession of the inventory, leasing all or any part of the inventory, collecting all or any of the Rents and enforcing the rights of the lessor under any of the leases, including without limitation, bringing, prosecuting, defending or settling legal proceedings against lessees of the inventory. Notwithstanding anything herein to the contrary, Secured Party shall not be obligated to perform or discharge, and Secured Party does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the inventory upon Secured Party, or for any dangerous or defective condition of the Inventory, or for any negligence in the arrangement, upkeep, repair, or control of the inventory. Debtor shall retain a revocable license to collect and receive the Rents as the agent of Secured Party, and to retain, use and enjoy such Rents, provided that such revocable license ipso facto terminate without further action by Secured Party and without notice to Debtor upon the occurrence of any default or event of default as defined in any note, deed of trust, security agreement, guaranty, financing statement, fixture filing or other loan documents given to Secured Party by Debtor or any other party in connection with any indebtedness or obligation of Debtor to Secured Party.

7.                                       Leased Inventory.  Debtor shall (a) observe and perform faithfully every obligation which Debtor is required to perform under the Leases; (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the lessees under the Leases; (c) not collect any Rents in advance of the time when the same shall be due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to two (2) months Rent; (d) at the request of Secured Party, deliver copies of Leases to Secured Party; and (e) appear and defend against, at Debtor’s sole cost and expense, any action or proceeding arising under, and in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, lessee or guarantors thereunder.

H.                                    [INTENTIONALLY OMITTED]

I.                                         [INTENTIONALLY OMITTED]

J.                                      EVENTS OF DEFAULT.  Debtor shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligations; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any of obligation of Debtor whether to Secured Party or to others; (iii) any representation or warranty made by Debtor and/or others to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of or, if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor, or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of Debtors by or against, the Debtor, or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor, or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations, or (ix) the Secured Party in good faith believes that the prospect of repayment or performance of the Obligations or any of the covenants, agreements or other duties under any writing executed in connection herewith is impaired.

K.                                    REMEDIES.  Upon the occurrence of an Event of Default, or if Secured Party deems payment or performance of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

1.                                       Declare Obligations Due.  Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor, the Borrower and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

2.                                       Remedies.  Secured Party shall have all of the rights and remedies provided for in this Agreement and any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of  Minnesota, and any and all rights and remedies at law or in equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risks; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances, with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

3.                                       Expenses.  Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, and proving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured and entitled to the benefits of this Agreement.

4.                                       Proceeds; Surplus; Deficiencies.  Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party’s expenses and other Obligations and in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds.

5.                                       Remedies Cumulative.  The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights of remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedy or without waiving any other prior or subsequent default.

L.                                     RELINQUISHMENT OF CERTAIN DEFENSES.  Regarding the enforcement of the security interests and covenants and agreements contained in this Agreement to secure payment of the Obligations, the Debtor covenants and agrees as follows:

1.                                       Secured Party’s right of recovery against the Collateral for the Obligations shall be determined as if Debtor were a primary obligor for the payment of the Obligations regardless of whether or not Debtor is in fact primarily liable for all or any part of the Obligations. Debtor specifically agrees that it shall not be necessary or required, in order to enforce the remedies under this Agreement, that the Secured Party have made demand for payment upon the Borrower or any other person or entity liable for any portion of the Obligations or have made protest thereof or have given notice to the Borrower or any other party liable thereon of maturity or nonpayment of the Obligations.

2.                                       The Debtor specifically waives any notice of acceptance of this Agreement by the Secured Party and of the creation, advancement, existence, extension, renewal, modification, consolidation, the rearrangement from time to time of the Obligations, the increase from time to time in the principal amount thereof, the increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time or any other indulgence may be granted with respect thereto by the Secured Party at its will or as may be agreed by the Borrower without notice to or further consent by the Debtor, at any time or times.

3.                                       The Debtor agrees that: (i) no renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; (ii) no increase in the principal amount of any of the Obligations; (iii) no increase or reduction of the rate of interest thereon; (iv) no release, withdrawal, substitution, surrender, subordination, exchange, deterioration, waste or other impairment of any security or collateral or guaranty now or hereafter held by the Secured Party for payment of the Obligations, or of any part thereof; (v) no release of the Borrower, any guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof; and (vi) no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor or under this Agreement shall in any manner impair, diminish or affect the rights of the Secured Party or the liability of the Debtor hereunder. The Debtor specifically agrees that it shall not be necessary or required, and that the Debtor shall not be entitled to require, that the Secured Party mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Obligations, or make any effort at collection of the Obligations from the Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collections of the Obligations from any such other party, or exercise or assert any other right or remedy to which the Secured Party is or may be entitled in connection with the Obligations or any security or collateral or other Agreement therefor, or assert or file any claim against the assets or estate of the Borrower or any guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Debtor under this Agreement or requiring payment of the Obligations by the Debtor hereunder, or at any time thereafter. The Debtor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by the Secured Party as security for the Obligations, or any part thereof, and agrees that the Secured Party shall have no duty insofar as the Debtor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of the Secured Party, except as the Secured Party shall determine in its sole discretion. The Debtor specifically agrees that Debtor shall not have any recourse or action against the Secured Party by reason of any action the Secured Party may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or collateral or any Guaranty at any time existing therefor.

4.                                       The Debtor agrees to the terms, provisions and conditions of the Note and other instruments evidencing the Obligations and of any renewal, modification, consolidation or rearrangement thereof or other agreements which may have been or may hereafter be executed by the Borrower from time to time evidencing or in connection with the Obligations or any part thereof, and agrees that the Debtor’s liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any term, provision or condition of such Note or other agreement or by the failure, refusal or omission of the Secured Party to enforce or observe any of same or any forbearance or compromise made by the Secured Party or any action taken or omitted to be taken by the Secured Party pursuant thereto or in connection therewith. The Debtor, by the execution and delivery of this Agreement agrees, represents, warrants and acknowledges that Debtor shall be bound by the provisions of any Agreement and Security Agreement and any Environmental Certificate and Agreement of even date herewith, from the Borrower to the Secured Party and which purport to be applicable to Debtor to the same extent and with the same effect as if Debtor had executed and delivered such document to the Secured Party. In that connection, the Debtor agrees that the provisions of this Paragraph shall survive any exercise of the power of sale granted in any instrument securing the Obligations, any foreclosure of the liens created by any of the instruments securing the Obligations, any conveyance in lieu of any such foreclosure, the repayment of the Obligations, and the discharge and release of all liens, rights and interests securing payment of the Obligations.

5.                                       The Debtor absolutely and unconditionally covenants and a agrees that: (i) in the event that the Borrower does not or is unable to pay or perform the Obligations for any reason including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar proceedings affecting the status, composition, identity, existence, assets or Obligations of the Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceedings; and/or (ii) if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith) is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of the Borrower, or any instrument evidencing any of the Obligations is forged or otherwise irregular), then in any such case the Debtor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect the Debtor’s liabilities hereunder.

6.                                       Should the status, composition, structure or name of the Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Agreement shall continue and also cover the Obligations and Obligations of the Borrower under the new status, composition structure or name according to the terms hereof. If the Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom or termination of any ownership interest therein owned, by any general or limited partner of such partnership shall alter, limit, terminate, excuse or modify the Debtor’s liabilities set forth in this Agreement.

7.                                       In the event any payment from the Borrower to the Secured Party is held to constitute a preference under the bankruptcy laws, or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Borrower to the Secured Party shall not constitute a release of the Debtor from any liability hereunder, and this Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.                                       At all times while any or all of the Obligations are now or hereafter secured in whole or in part, the Debtor agrees that the Secured Party may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by the Debtor, and without in anywise impairing, diminishing or releasing the liability of the Debtor hereunder.

9.                                       The Debtor waives marshalling of assets and liabilities, sale in inverse order of alienation, and all defenses given to sureties or Debtors at law or in equity other than actual payment of the Obligations and performance of the actions constituting the Obligations, including, but not limited to, any rights pursuant to the laws of  Minnesota. The failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower or any other person primarily or secondarily liable for the Obligations or of any other or others shall not affect the liability of Debtor hereunder.

M.                                  OTHER AGREEMENTS.

1.                                       Savings Clause.  Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor Debtor’s heirs, legal representatives, successors or assigns or any other party liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

2.                                       Joint and Several Responsibility.  If this Security Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

3.                                       Waivers.  Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waived demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other notice whatsoever.

4.                                       Severability.  Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the minimum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

5.                                       Use of Copies.  Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.  All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

6.                                       Authorization to File Financing Statements.  The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.  The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

7.                                       Notices.  Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States mail, postage pre-paid, addressed to Debtor at the address of the Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

8.                                       Headings and Gender.  Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be or such gender of number as the circumstances require.

9.                                       Amendments.  Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

10.                                 Binding Effect.  The provisions of this Security Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

11.                                 Governing Law.  This Security Agreement shall be governed by the law of Minnesota and applicable federal law.

12.                                 Statute of Frauds.  THIS COMMERCIAL SECURITY AGREEMENT, THE LOAN AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR IN THE LOAN AGREEMENT, OR EXECUTED IN CONNECTION WITH OR ATTACHED TO THE LOAN AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

13.                               U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)                                      When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)                                      Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first written above.

DEBTOR

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

EXHIBIT A

See attached list of equipment

Prepared by and return to:

Janet M. Dery, Esquire

Starfield & Smith, P.C.

1300 Virginia Drive, Suite 325

Fort Washington, PA 19034

Lot 5, Block 202.04 of the Township of Voorhees Tax Map

MORTGAGE

NOTICE: THIS DOCUMENT SECURES A VARIABLE INTEREST RATE NOTE AND CONTAINS PROVISIONS FOR INCREASES UNDER CERTAIN CIRCUMSTANCES IN THE PRINCIPAL BALANCE OF THE INDEBTEDNESS SECURED HEREBY

THIS MORTGAGE is made on 03/10/11, by and between Brian Todd Conners, with an address of 8 Oak Hollow Drive, Voorhees, New Jersey 08043 (the “Mortgagor”), and Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation, with an address of 159 E. High Street, Pottstown, Pennsylvania 19464 (the “Mortgagee”).

RECITALS

Mortgagee, has agreed, pursuant to a Loan Agreement of even date herewith (the “Loan Agreement”), and subject to the terms set forth therein, to make a loan to ARCA Advanced Processing, LLC (the “Borrower”) in an aggregate amount of One Million Two Hundred Fifty Thousand Dollars and No Cents ($1,250,000.00) (the “Loan”) which is being guaranteed by Mortgagor (the “Guarantee”), the Loan Agreement and Guarantee constituting the consideration for this Mortgage.

Borrower has duly executed a promissory note of even date herewith (the “Note”) to evidence the terms of repayment of the Loan with interest at the rate or rates established from time to time in accordance with the terms set forth therein, which Note has been delivered by Borrower to the Mortgagee (the Mortgagee and any assignee or other lawful owner of the Note being hereinafter sometimes called “Mortgagee”).  Mortgagor has duly executed the Guarantee to support the obligations of the Borrower to repay the Loan.  All references herein to the Note and the obligations arising thereunder shall be deemed to include the Guarantee and all obligations arising under the Guarantee.

All things necessary to make the Note the valid, binding and legal obligation of Mortgagor, and to make this Mortgage a valid, binding and legal instrument for the security of the Note in accordance with its terms, have been duly performed, and the execution and delivery of the Note and this Mortgage by Mortgagor have been in all respects duly authorized.

It has been agreed that the repayment of the Loan with interest, according to the terms of the Note and any alterations, modifications, substitutions, extensions or renewals thereof, as well as the performance of the other covenants, terms and conditions herein, should be secured by the execution of this Mortgage, which also shall secure payment by Mortgagor of all costs and expenses incurred in respect to the Loan, including reasonable attorney’s fees as is hereinafter provided.

NOW, THEREFORE, WITNESSETH: in consideration of the premises and of other good and valuable considerations, the receipt of which is hereby acknowledged, Mortgagor mortgages, grants, assigns, conveys and transfers unto the Mortgagee, its successor or successors and assigns, in fee simple, WITH MORTGAGE COVENANTS, all that land situate in Camden County, New Jersey, being  commonly known as 8 Oak Hollow Drive, Voorhees, Lot 5, Block 202.04 of the Township of Voorhees Tax Map and more particularly described in Exhibit A attached hereto and made a part hereof (the “Land”) and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repair, replacements and improvements now or hereafter located thereon (hereinafter sometimes called the “Improvements”).

TOGETHER with all the walks, fences, shrubbery, driveways, fixtures, equipment, machinery, apparatus, fittings, building materials and other articles of personal property of every kind and nature whatsoever, now or hereafter ordered for eventual delivery to the Land (whether or not delivered thereto), and all such as are now or hereafter located in or upon any interest or estate in the Land or any part thereof and used or usable in connection with any present or future operation of the Land now owned or hereafter acquired by Mortgagor, including, without limiting the generality of the foregoing, all heating, lighting, laundry, clothes washing, clothes drying, incinerating and power equipment, engines, pipes, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire-prevention, fire-extinguishing, refrigerating, ventilating, and communications apparatus, television sets, radio systems, recording systems, computer equipment, air-cooling and air-conditioning apparatus, elevators, escalators, shades, awnings, draperies, curtains, fans, furniture, furnishings, carpeting, linoleum and other floor coverings, screens, storm doors and windows, stoves, gas and electric ranges, refrigerators, garbage disposals, sump pumps, dishwashers, washers, dryers, attached cabinets, partitions, ducts and compressors, landscaping, swimming pools, lawn and garden equipment, security systems and including all equipment installed or to be installed or used or usable in the operation of the building or buildings or appurtenant facilities erected or to be erected in or upon the Land; it being understood that all of the aforesaid shall be deemed to be fixtures and part of the Land, but whether or not of the nature of fixtures they shall be deemed and shall constitute part of the security for the indebtedness herein mentioned and shall be covered by this Mortgage excluding, however, only personal property owned by any tenant actually occupying all or part of the premises.  Disposition of any of the aforesaid or of any interest therein is prohibited; however, if any disposition is made in violation hereof, the Mortgagee shall have a security interest in the proceeds therefrom to the fullest extent permitted by the laws of New Jersey; and

TOGETHER with all and singular the rights, alleys, ways, waters, easements, tenements, privileges, advantages, accessions, hereditaments and appurtenances belonging or in any way appertaining to the Land and other property described herein, and the reversions and remainders, earnings, revenues, rents, issues and profits thereof and including any right, title, interest or estate hereafter acquired by Mortgagor in the Land and other property described herein; and

TOGETHER with all the right, title and interest (but not the obligations) of Mortgagor, present and future, in and to all present and future accounts, contract rights (including all fees and other obligations set forth in the Mortgagee’s commitment to make the Loan), general intangibles, chattel paper, documents and instruments including but not limited to licenses, construction contracts, service contracts, utility contracts, options, permits, public works agreements, bonds, deposits and payments thereunder, relating or appertaining to the Land and other property described herein and its development, occupancy and use; and

TOGETHER with any right to payment  or for services rendered, whether or not yet earned by performance, arising from the operation of the improvements or any other facility on the Land, including, without limitation, (1) all accounts arising from the operation of the improvements and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof, and (2) all rights to payment from any consumer credit/charge card organization or entity, including, without limitation, payments arising from the use of the American Express Card, Visa Card, Carte Blanche Card, MasterCard, Diner’s Club, or any other credit card, including those now existing or hereinafter created or any substitution therefor and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof; and

TOGETHER with all of the rents, royalties, revenues, income, proceeds, profits and other benefits paid or payable by parties to the leases for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying the Land, the Improvements, and other property securing the indebtedness, or any portion thereof.  As used in this Mortgage, the word “leases” includes any and all leases, subleases, licenses, concessions, reservations, accounts, permits, contracts, and other agreements (oral or written, now or hereafter in effect) which grant a possessory interest or right of occupancy in and to, or the right to use, or affect all or part of the Land, the improvements, and other property securing the indebtedness, or any portion thereof; and

TOGETHER with all proceeds of and any unearned premiums on any insurance policies covering the Property (hereinafter defined), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property or any part thereof; and

TOGETHER with all proceeds derived from any taking by condemnation or eminent domain proceedings or transfer in place or in anticipation thereof of all or any part of the property described in these granting clauses;

TO HAVE AND TO HOLD the Land with Improvements thereupon and all the rights, easements, profits and appurtenances and other property described above (all of which is hereinafter sometimes called the “Property”) belonging unto and to the use of the Mortgagee, and its successor or successors and assigns, in fee simple forever;

BUT for and upon the uses, intents and purposes hereinafter mentioned, that is to say for the benefit and security of Mortgagee and for the enforcement of the payment of all sums secured hereby (hereinafter sometimes called the “Indebtedness”) and the compliance with the terms, covenants and conditions, in the Note, in the Loan Agreement and in this Mortgage, expressed or implied;

SUBJECT, HOWEVER, to the liens and rights of the holders of the contracts and instruments secured by any instruments that may be described in Exhibit B to this Mortgage (the “Permitted Encumbrances”);

PROVIDED, HOWEVER, that if Mortgagor shall pay or cause to be paid to Mortgagee all sums secured hereby in the manner stipulated in the Note, the Loan Agreement and this Mortgage, then and in such case, the estate, right, title and interest of the Mortgagee in the Property shall cease, determine and become void, and upon proof being given to the satisfaction of the Mortgagee that the Note has been paid or satisfied, in accordance with its terms and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by the Mortgagee and of any other sums as in this Mortgage provided, the Mortgagee shall at the expense of Mortgagor, release and discharge this Mortgage of record, and shall transfer and deliver up to Mortgagor any property at the time subject to this Mortgage which may be then in their possession, provided the Mortgagee hereunder shall be entitled to a reasonable fee for the release and reconveyance of the Property or any partial release and reconveyance;

AND THIS MORTGAGE FURTHER WITNESSETH, that Mortgagor (jointly and severally if more than one) has covenanted and agreed and does hereby covenant and agree with the Mortgagee as follows:

ARTICLE 1. DEFINITIONS

1.1                                 Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth or referred to in the Loan Agreement.

ARTICLE 2. COVENANTS AND AGREEMENTS OF MORTGAGOR

2.1                                 Incorporation of Covenants, Conditions and Agreements.  All the covenants, conditions and agreements contained in the Loan Agreement, the Note, and the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

2.2                                 Title to the Property.  Mortgagor covenants that at the time of the execution and delivery of this Mortgage it has good title to all of the property described in the granting clauses of this Mortgage as being presently granted, assigned, conveyed and transferred hereunder, free and clear of all liens and encumbrances except for the Permitted Encumbrances; Mortgagor hereby does and will forever warrant generally and defend the title to the Property, and every part thereof, whether now owned or hereafter acquired, unto the Mortgagee and its successor or successors in the trust and assigns, against all claims and demands by any person or entity whatsoever; Mortgagor covenants that Mortgagor shall comply with all the terms, covenants and conditions of all agreements and instruments, recorded and unrecorded, affecting the Property; Mortgagor covenants that it has good right and lawful authority to mortgage, give, grant, pledge, assign and convey the Property in the manner and form herein provided.

2.3                                 Further Assurances.  At any and all times Mortgagor shall furnish and record all and every such further assurances as may be requisite or as the Mortgagee shall reasonably require for the better assuring and confirming unto the Mortgagee the estate and property hereby granted, assigned, conveyed or transferred, or intended so to be whether now owned or hereafter acquired; Mortgagor shall bear all expenses, charges and taxes in connection therewith.

2.4                                 Escrow for Taxes.  To better secure the covenant to pay taxes and fees in the Loan Agreement, Mortgagor agrees that, if Holder so requests, Mortgagor shall deposit with Holder on the day of each month on which a payment of interest is due under the Note, beginning with the month following such request, one-twelfth of the annual taxes next due as estimated by Holder, plus one-twelfth of the annual fire, hazard and other insurance premiums as required herein, such deposit to be held by Holder, without interest, to pay said taxes and premiums.  If payments of interest are due under the Note other than monthly, appropriate adjustment shall be made in the amount of the aforesaid periodic deposits.

Any amounts deposited pursuant to the provisions of this Section shall not be, nor be deemed to be, trust funds, nor shall they operate to curtail or reduce the indebtedness secured hereby, and all such amounts may be commingled with the general funds of the depositor and be deposited with Mortgagee or at an institution designated by Mortgagee.  Mortgagee shall not be responsible for the solvency of such institution, provided it is insured by the Federal Deposit Insurance Corporation or other regulatory agency at the time of designation.  If at any time Mortgagee shall determine that the amount then on deposit shall be insufficient to pay an obligation in full, Mortgagor shall immediately after demand deposit with Mortgagee the amount of the deficiency determined by Mortgagee.  Nothing contained in this Section shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the rate provided for in the Note, to the indebtedness secured hereby.

2.5                                 Change in Tax Law.  In the event of the passage after date of this Mortgage of any law changing in any way the laws for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of collection of any such taxation so as to affect this Mortgage, Mortgagee may give thirty (30) days’ written notice to Mortgagor requiring the payment of the indebtedness secured hereby.  If such notice be given, the indebtedness secured hereby shall become due and payable at the expiration of said thirty (30) days; provided, however, that such requirement of payment shall be ineffective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Mortgagee, and if Mortgagor in fact pays such tax prior to the date upon which payment is required by such notice.

2.6                                 Activities on the Property.  Mortgagor shall not suffer any act to be done or any conditions to exist on the Property or any part thereof or any thing or article to be brought thereon (i) which may cause structural injury to the improvements on the Land; or (ii) which would cause the value or usefulness of the Property or any part thereof to diminish (ordinary wear and tear excepted); or (iii) which may be dangerous, unless safeguarded as required by law; or (iv) which may in fact or in law, constitute a nuisance, public or private; or (v) which may void or make voidable any insurance then in force or required by the terms of this Mortgage, the Loan Agreement to be in force.

2.7                                 Additional Insurance.  If required by the Mortgagee, in addition to the provisions of and to the extent not so provided by the Loan Agreement, Mortgagor shall at all times maintain during the entire term of this Mortgage the following insurance, in form and substance satisfactory to Mortgagee:

(a)  Workers’ Compensation.  During any construction, repair, restoration or replacement of improvements on the Land, Mortgagor shall cause all contractors and subcontractors (including Mortgagor if it acts as a contractor) to obtain and keep in effect workers’ compensation insurance to the full extent required by applicable law and also which shall cover all employees of each contractor and subcontractor; upon demand, Mortgagor shall provide evidence satisfactory to Mortgagee that it is complying with this covenant.

All insurance for loss or damage shall provide that losses, if any, shall be payable to Mortgagee, as its interest may appear.  Mortgagor will pay the premiums for all insurance and deliver to Mortgagee the policies of insurance or duplicates thereof, or other evidence satisfactory to Mortgagee of such insurance coverage.  Each insurer shall agree, by endorsement upon the policy or policies issued by it, or by independent instrument furnished to Mortgagee, that (i) it will give Mortgagee thirty (30) days’ prior written notice of the effective date of any material alteration or cancellation of such policy; and (ii) the coverage of Mortgagee shall not be terminated, reduced or affected in any manner regardless of any breach or violation by Mortgagor of any warranties, declarations or conditions of such insurance policy or policies.  The proceeds of such insurance shall be applied, at Mortgagee’s option, toward the replacement, restoration or repair of the Property which may be lost, stolen or destroyed or damaged or toward payment of any indebtedness of Mortgagor to Mortgagee.

2.8                                 Additional Advances.  If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid shall be at once repayable by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder.  If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may use any funds of Mortgagor towards performance or satisfaction of the same but shall be under no obligation so to do; and no such use of funds shall relieve Mortgagor from any default hereunder.

2.9                                 Condemnation Awards.  Should the grade of any street be altered or all or any part of the Property be condemned or taken through eminent domain proceedings, all or such part of any award or proceeds derived therefrom, as Mortgagee in its sole discretion may determine in writing, shall be paid to Mortgagee and applied to the payment of the indebtedness secured hereby (in such manner or combination thereof, including inverse order of maturity of installments of principal, if any, as Mortgagee may, in its sole discretion, elect) and all such proceeds are hereby assigned to Mortgagee.

2.10                           Costs of Defending and Enforcing the Lien.  Mortgagor shall pay all costs, charges and expenses, including appraisals, title examinations, and reasonable attorney’s fees, which Mortgagee may incur in defending or enforcing the validity or priority of the legal operation and effect of this Mortgage, or any term, covenant or condition hereof, or in collecting any sum secured hereby, or in protecting the security of Mortgagee including without limitation being a party in any condemnation, bankruptcy or administrative proceedings, or, if an Event of Default shall occur, in administering and executing the trust hereby created and performing their powers, privileges and duties hereunder.  Mortgagee may make advances or payments for such purposes but all advances or payments made by Mortgagee for such purposes shall be repayable immediately by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and any such sum or sums with interest as aforesaid shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder.

2.11                           Modification of Terms; No Novation.  Mortgagee may at any time, and from time to time, extend the time for payment of the indebtedness secured hereby, or any part thereof, or interest thereon, and waive, modify or amend any of the terms, covenants or conditions in the Note, in the Guarantee, in this Mortgage or in any other Loan Document, in whole or in part, either at the request of Mortgagor or of any person having an interest in the Property, accept one or more notes in replacement or substitution of the Note, consent to the release of all or any part of the Property from the legal operation and effect of this Mortgage, take or release other security, release any party primarily or secondarily liable on the Note or hereunder or on such other security, grant extensions, renewals or indulgences therein or herein, apply to the payment of the principal and interest and premium, if any, of the indebtedness secured hereby any part or all of the proceeds obtained by sale or otherwise as provided herein, without resort or regard to other security, or resort to any one or more of the securities or remedies which Mortgagee may have and which in its absolute discretion it may pursue for the payment of all or any part of the indebtedness secured hereby, in such order and in such manner as it may determine, all without in any way releasing Mortgagor or any party secondarily liable from any of the terms, covenants or conditions of the Note, the Guarantee, this Mortgage, or any other Loan Document, or relieving the unreleased Property from the legal operation and effect of this Mortgage for all amounts owing under the Note, the Loan Agreement and this Mortgage.  Mortgagee and Mortgagor recognize and agree that the provisions of this Mortgage, the Note, the Guarantee, and any other Loan Document may be modified by them or their successors or assigns at any time before or after default (which modification may involve increasing the rate of interest in the Note, agreeing that other charges should be paid, or modifying any other provision in any such instruments).  Mortgagee may extend the time of payment, may agree to alter the terms of payment of the indebtedness, and may grant partial releases of any portion of the property included herein.  No such modification by Mortgagee and Mortgagor nor any such action by Mortgagee or the Mortgagor referred to above shall be a substitution or novation of the original indebtedness or instruments evidencing or securing the same, but shall be considered a possible occurrence within the original contemplation of the parties.

2.12                           Governmental Action Affecting the Property.  Mortgagor agrees that in the event of the enactment of any law or ordinance, the promulgation of any zoning or other governmental regulation, or the rendition of any judicial decree restricting or affecting the use of the Property or rezoning the area wherein the same shall be situate which Mortgagee reasonably believes adversely affects the Property, Mortgagee may, upon at least sixty (60) days written notice to Mortgagor, require payment of the indebtedness secured hereby at such time as may be stipulated in such notice, and the whole of the indebtedness secured hereby, shall thereupon become due and payable.

ARTICLE 3. EVENTS OF DEFAULT

The occurrence of one or more of the following events (herein called an “Event of Default”) shall constitute and be an Event of Default:

3.1                                 Default under Loan Documents.  The occurrence and continuance of an Event of Default under the Loan Agreement, the Note or any other Loan Document shall constitute an Event of Default hereunder.  In the event Mortgagee consents to an encumbrance on the Property, a default under the terms of any document creating such an encumbrance shall be a default hereunder.

3.2                                 Additional Insurance Obligations.  Mortgagor fails to promptly perform or comply with any of the terms and conditions set forth in subsection 2.7 and such failure continues for ten (10) days after notice from Mortgagee to Mortgagor.

3.3                                 Material Obligations.  Mortgagor fails to perform or observe any of its material obligations under this Mortgage and such failure shall continue for a period of thirty (30) days after Mortgagee gives Mortgagor written notice thereof.

3.4                                 Judgment.  Unless adequately covered by insurance in the reasonable opinion of Mortgagee, the entry of a final judgment for the payment of money involving more than $10,000.00 against Mortgagor or any guarantor of the Loan and the failure of Mortgagor or any guarantor of the Loan to cause the same to be discharged or bonded off to the satisfaction of Mortgagee within sixty (60) days from the date the order, decree or process under which or pursuant to which such judgment was entered.

3.5                                 Transfer of the Property.  If all or any part of the Property or any interest in the Property is sold, transferred, assigned, conveyed or otherwise disposed of, either outright or as security for an indebtedness, or if there is any change in the ownership of Mortgagor, without Mortgagee’s prior written consent, Mortgagee may, at Mortgagee’s option, declare all the indebtedness secured by this Mortgage to be immediately due and payable and Mortgagee may exercise any or all of the remedies provided in Paragraph 4 hereunder.

ARTICLE 4. REMEDIES

4.1                               Remedies-Acceleration.  If one or more of the Events of Default shall occur, Mortgagee may, at its option, declare the entire unpaid principal amount of the Note (if not already due and payable) to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything in the Note, in the Guarantee, in the Loan Agreement or in this Mortgage to the contrary notwithstanding; and in the event of any sale of all or any part of the Property, whether made under the power of sale herein granted, assent to a decree or through judicial proceedings, such unpaid principal amount shall automatically and without notice become so due and payable.  If Mortgagee exercises Mortgagee’s option to declare the entire unpaid principal amount of the Note to be due and payable, Mortgagor covenants to pay immediately the full amount of the indebtedness secured hereby even though foreclosure or other court proceedings to collect the indebtedness have not been commenced.  Acceleration of maturity, once declared by Mortgagee, may at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not rescind or affect in any way such acceleration of maturity.

4.2                                 Power of Sale; Assent to Decree and Other Remedies.  If one or more of the Events of Default shall occur and whether or not Mortgagee shall have accelerated the maturity of the indebtedness pursuant to Section 4.1 hereof, Mortgagee, at its option, may:

(a)                                  proceed by suit or suits at law or in equity or by any other appropriate remedy to protect and enforce the rights of Mortgagee whether for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or to enforce payment of the Note, of the Guarantee, or to foreclose this Mortgage, or to sell the Property under the judgment or decree of a court or courts of competent jurisdiction, or otherwise.  Mortgagor, in accordance with any general or local laws or rules or regulations of New Jersey relating to mortgages including any amendments thereof or supplements thereto which do not materially change or impair the remedy, does hereby declare and assent to the passage of a decree to sell the Property by the equity court having jurisdiction for the sale of the Property, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth.  This assent to decree shall not be exhausted in the event the proceeding is dismissed before the indebtedness secured hereby is paid in full;

(b)                                 either with or without entering upon or taking possession of the Property, demand, collect and receive any or all revenues arising out of or in connection with the Property, including, without limitation, all rents;

(c)                                  take possession and assemble such items of the Property as may be designated by Mortgagee and make them available to the Mortgagee at a place reasonably convenient to both parties to be designated by Mortgagee or the Mortgagee.  Upon a default under this Mortgage, Mortgagee shall have the right to take possession of such items of the Property as Mortgagee may elect.  In taking possession Mortgagee may proceed without judicial process if this can be done without breach of the peace.  Mortgagee shall have the further right to remove such items of the Property as it may choose to any location or locations selected by Mortgagee, and Mortgagor shall pay the costs of such removal and for the storage and protection of such items immediately upon demand therefor.  If Mortgagee elects to proceed under the New Jersey Uniform Commercial Code to dispose of some of the Property, the Mortgagee shall give Mortgagor notice by certified mail, postage prepaid, return receipt requested, of the time and place of any public sale of any of such property or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Mortgagor at least five (5) days before the time of the sale or other disposition, which provisions for notice Mortgagor and the Mortgagee agree are reasonable; provided, however, that nothing herein shall preclude Mortgagee from proceeding as to all the Property in accordance with the rights and remedies of Mortgagee in respect of the real property, as provided in the New Jersey Uniform Commercial Code, as amended from time to time;

(d)                                 either with or without taking possession of the property, sell, lease or otherwise dispose of the Property in its then condition or following such preparation as Mortgagee deems advisable;

(e)                                  either with or without entering upon or taking possession of the Property and without assuming any obligations of Mortgagor, thereunder, exercise the rights of Mortgagor under, use or benefit from, any of the contracts, leases or intangible property;

(f)                                    may enter and take possession of the Property and may exclude Mortgagor, its agents and servants, wholly therefrom, and having and holding the same, may use, operate, manage and control the Property or any part thereof, and upon every such entry Mortgagee, at the expense of Mortgagor and of the Property, from time to time may make all necessary or proper repairs, renewals, replacements and useful or required alterations, additions, betterments and improvements to and upon the Property as to it may seem judicious and pay all costs and expenses of so taking, holding and managing the same, including reasonable compensation to its employees and other agents (including, without limitation, attorney’s fees and management and rental commissions) and any taxes, assessments and other charges prior to the legal operation and effect of this Mortgage which Mortgagee may deem it wise or desirable to pay, and in such case Mortgagee shall have the right to manage the Property and to carry on the business and exercise all rights and powers of Mortgagor, either in the name of Mortgagor, or otherwise, as Mortgagee shall deem advisable; and Mortgagee shall be entitled to collect and receive all rents thereof and therefrom.  The taking of possession and collection of rents by Mortgagee shall not be construed to be an affirmation of any lease or acceptance of attornment with respect to any lease of all or any portion of the Property.  After deducting the expenses of operating the Property and of conducting the business thereof, and of all repairs, maintenance, renewals, replacements, alterations, additions, betterments, improvements and all payments which it may be required or may elect to make for taxes or other proper charges on the Property, or any part thereof, as well as just and reasonable compensation for all its employees and other agents (including, without limitation, attorney’s fees and management and rental commissions) engaged and employed, the moneys arising as aforesaid shall be applied to the indebtedness secured hereby.  Whenever all that is due upon the principal of and interest on the Note and under any of the terms of this Mortgage shall have been paid and all defaults made good, Mortgagee shall surrender possession to Mortgagor.  The same right of entry, however, shall exist if any subsequent Event of Default shall occur. Mortgagee may,  in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Property in order to perform all acts necessary or appropriate to complete construction of the improvements and to maintain and operate the Property, including, but not limited to, the execution, cancellation or modification of leases, the making of repairs to the Property and the execution or termination of contracts providing for the construction, management or maintenance of the Property, all of such terms as Mortgagee, in its sole discretion, deems proper or appropriate;

(g)                                 proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Note and/or the Guarantee, or the performance of any term, covenant, condition or agreement of this Mortgage and Security Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as Mortgagee shall determine most effectual for such purposes;

(h)                                 institute and maintain such suits and proceedings as Mortgagee may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Mortgage and Security Agreement, to preserve or protect its interest in the Property and the revenues arising out of or in connection with the Property, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of Mortgagee;

(i)                                     apply all or any portion of the Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the indebtedness;

(j)                                     foreclose any and all rights or Mortgagor in and to the Property, whether by sale, entry or in any other manner provided for hereunder or under the laws of New Jersey;

(k)                                  in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceeding affecting Mortgagor or the creditors or property of Mortgagor, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire amount of the indebtedness at the date of the institution of such proceedings and for any additional portion of the indebtedness accruing after such date;

(l)                                     exercise of any right or remedy of mortgagee or secured party under the laws of New Jersey.

4.3                                 Appointment of a Receiver. Until one or more of the Events of Default shall occur (but not thereafter), Mortgagor shall have possession of the Property and shall have the right to use and enjoy the same and to receive the rents thereof and therefrom.  If one or more of the Events of Default shall occur, and without the requirement of any other showing, Mortgagee shall be entitled as a matter of right and to the extent permitted by law, without notice to Mortgagor, and without regard to the adequacy of the security, to the immediate appointment of a receiver of the Property and of the rents thereof and therefrom, in an ex parte proceeding with all such other powers as the court or courts making such appointment shall confer, and the rents thereof and therefrom are hereby assigned to Mortgagee as additional security under this Mortgage.  Mortgagor shall deliver to the receiver appointed pursuant to the provisions of this Section, or to Mortgagee in the event of entry pursuant to the terms of the preceding Section, all original records, books, bank accounts, leases, agreements, security deposits of the tenants and all other materials relating to the operation of the Property.

4.4                                 Foreclosure Sale.

(a)                                  If one or more of the Events of Default shall occur, the Mortgagee shall sell and in the case of default of any purchaser or purchasers shall resell all the Property as an entirety, or in such parcels and in such order as Mortgagee shall in writing request, or, in the absence of such request, as the Mortgagee may determine (Mortgagor hereby waiving for itself and for any person claiming by or through it application of the doctrine of marshalling of assets), at public auction at some convenient place or places in the jurisdiction in the state where the Property is situate, or in such other place or places as may be permitted by law, at such time, in such manner and upon such terms as the Mortgagee may fix and briefly specify in each notice of sale, which notice of sale shall state the time when, and the place where, the same is to be made, shall contain a brief general description of the property to be sold, and shall be sufficiently given if published as frequently and in such publication as may be required by law, and Mortgagee may cause such further public advertisement to be made as they may deem advisable, and any such sale may be adjourned by the Mortgagee by announcement at the time and place appointed for such sale or for such adjourned sale, and, without further notice or publication, such sale may be made at the time and place to which the same shall be so adjourned.  If one or more leases are entered into or recorded subsequent to the recording of this Mortgage or are otherwise subordinate to this Mortgage, the Mortgagee shall sell, subject to any one or more of such tenancies that are designated and selected by Mortgagee.

(b)                                 Upon the completion of any sale and compliance with all the terms thereof, the Mortgagee shall execute and deliver to the purchaser or purchasers a good and sufficient deed of conveyance, assignment and transfer, lawfully conveying, assigning and transferring the property sold.  Payment to the Mortgagee of the entire purchase money shall be full and sufficient discharge of any purchaser or purchasers of the property, sold as aforesaid, for the purchase money; and no such purchaser, or his representatives, successors or assigns, after paying such purchase money and receiving the deed shall be bound to see to the application of such purchase money.

(c)                                  In the case of any sale of the Property or of any part thereof, whether under the power of sale herein granted, assent to decree or through other judicial proceedings, the purchase money, proceeds and avails thereof, together with any other sums which may then be held as security hereunder or be due under any of the provisions hereof as a part of the Property, shall be applied as follows:

FIRST, to pay all proper costs, charges, fees and expenses, including the fees and costs herein provided for and to pay the costs of appraisals of the Property and the costs of title examination; and to pay or repay to Mortgagee  all moneys advanced by them or either of them for taxes, insurance or otherwise, with interest thereon as provided herein; and to pay all taxes due upon the Property at the time of sale; and to pay any other lien or encumbrance prior to the legal operation and effect of this Mortgage unless said sale is made subject to any such taxes or other lien or encumbrance; and to pay a counsel fee of One thousand Five hundred Dollars ($1,500.00) for conducting the proceedings if without contest, but if legal services are rendered to Mortgagee in connection with any contested matter in the proceedings, then such additional counsel fees and expenses shall be allowed out of the proceeds of sale or sales as the court may deem proper; and to pay additional reasonable counsel fees, if any, incurred as a result of representing Mortgagee’s interest in any proceedings on behalf of any Mortgagor before any United States Bankruptcy Court or similar State insolvency proceedings; and also to pay a commission to the auctioneer or other party making the sale equal to five percent (5%) of the gross sale price;

SECOND, to pay whatever may then remain unpaid under the Note and the interest thereon to the date of payment, whether the same shall be due or not, it being agreed that the Note shall, upon such sale being made before the maturity of the Note, be and become immediately due and payable at the election of Mortgagee and to pay all of the indebtedness secured hereby;

THIRD, to pay the remainder of said proceeds, if any, less the expense, if any, of obtaining possession, to Mortgagor or other party lawfully entitled to receive the same, upon the delivery and surrender of possession of the Property sold and conveyed and delivery of all records, books, bank accounts, leases, agreements, security deposits of the tenants and all other material relating to the operation of the Property to the said purchaser or purchasers.

(d)           Immediately upon the filing or docketing of suit preliminary to a foreclosure sale of the Property, or any part thereof under this Mortgage, there shall be and become due and owing by Mortgagor, an auctioneer’s commission on the total amount of the indebtedness secured hereby equal to two and one-half percent (2 ½%), and Mortgagee shall not be required to receive the principal and interest in satisfaction of the indebtedness secured hereby, but said sale may be proceeded with unless, prior to the day appointed therefor, tender is made of said principal, interest, commissions and all expenses and costs incident to such sale and all other sums that are part of the indebtedness secured hereby.

(e)           Mortgagee may bid and become the purchaser at any sale under this Mortgage.  If Mortgagee is the purchaser at any such sale, Mortgagee may apply the outstanding indebtedness against all or any portion of the purchase price, including the deposit.

4.5           Collection of Revenues.  In connection with the exercise by Mortgagee of the rights and remedies provided for in subsection 4.2(b) hereof:

(a)           Mortgagee may notify any tenant, lessee or licensee of the Property, either in the name of the Mortgagee or Mortgagor, to make payment of Revenues directly to Mortgagee or Mortgagor’s agents, may advise any person of Mortgagee’s interest in and to the revenues arising out of or in connection with the Property and may collect directly from such tenants, lessees and licensees all amounts due on account of such revenues;

(b)           At Mortgagee’s request, Mortgagor will provide written notification to any or all tenants, lessees and licensees of the property concerning Mortgagee’s interest in the revenues arising out of or in connection with the Property and will request that such tenants, lessees and licensees forward payment thereof directly to Lender;

(c)           Mortgagor shall hold any proceeds and collections of any of the revenues arising out of or in connection with the Property in trust for Mortgagee and shall not commingle such proceeds or collections with any other funds of Mortgagor; and

(d)           Mortgagor shall deliver all such proceeds to Mortgagee immediately upon the receipt thereof by Mortgagor in the identical form received, but duly endorsed or assigned on behalf of Mortgagor to Mortgagee.

4.6           Use and Occupation of Property.  In connection with the exercise of Mortgagee’s rights under subsection 4.2(f), Mortgagee may enter upon, occupy, and use all or any part of the Property and may exclude Mortgagor from the Land and the Improvements thereon or portion thereof as may have been so entered upon, occupied, or used.  Mortgagee shall not be required to remove any personal Property from the Land and the Improvements upon Mortgagee’s taking possession thereof, and may render any personal Property unusable to Mortgagor.  In the event Mortgagor manages the Land and the improvements thereon in accordance with subsection 4.2(f) herein, Mortgagor shall pay to Mortgagee on demand a reasonable fee for the management thereof in addition to the indebtedness.  Further, Mortgagee may construct such improvements on the Land or make such alterations, renovations, repairs, and replacements to the Improvements, as Mortgagee, in its sole discretion, deems proper or appropriate.  The obligation of Mortgagor to pay such amounts and all expenses incurred by Mortgagee in the exercise of its rights hereunder shall be included in the indebtedness and shall accrue interest at the default rate of interest stated in the Note.

4.7           Partial Sales.  Mortgagor agrees that in case Mortgagee, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the indebtedness.

4.8           Assembly of Property.  Upon the occurrence of any Event of Default, Mortgagee may require Mortgagor to assemble the Property and make it available to Mortgagee, at Mortgagor’s sole risk and expense, at a place or places to be designated by Mortgagee which are reasonably convenient to both Mortgagee and Mortgagor.

4.9           Power of Attorney.  Upon the occurrence of any Event of Default, Mortgagor hereby irrevocably constitutes and appoints Mortgagee as Mortgagor’s true and lawful attorney in fact to take any action with respect to the Property to preserve, protect, or realize upon Mortgagee’s interest therein, each at the sole risk, cost and expense of Mortgagor, but for the sole benefit of Mortgagee.  The rights and powers granted Mortgagee by the within appointment include, but are not limited to, the right and power to: (a) prosecute, defend, compromise, settle, or release any action relating to the Property; (b) endorse the name of Mortgagor in favor of Mortgagee upon any and all checks or other items constituting revenues arising out of or in connection with the Property; (c) sign and endorse the name of Mortgagor on, and to receive as secured party, any of the Property; (d) sign and file or record on behalf of Mortgagor any financing or other statement in order to perfect or protect Mortgagee’s security interest; (e) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any improvements on the Land; (g) manage, operate, maintain or repair the Land and the improvements; and (h) exercise the rights of Mortgagor under any contracts, leases or intangible personal property.  Mortgagee shall not be obligated to perform any of such acts or to exercise any of such powers, but if Mortgagee elects so to perform or exercise, Mortgagee shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Mortgagor except for Mortgagee’s willful misconduct or gross negligence.  All powers conferred upon Mortgagee by this Mortgage and Security Agreement, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of the Mortgagee.

ARTICLE 5. MISCELLANEOUS

5.1           Mortgagee.  The Mortgagee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same.  The Mortgagee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistake of law or fact, nor for anything which they may do or refrain from doing in good faith nor generally shall a Mortgagee have any accountability hereunder except for his own individual willful default.

5.2           Estoppel Certificates.  Mortgagor, upon request, made either personally or by mail, shall, within six (6) days in case the request is made personally, or within ten (10) days after the mailing of such request in case the request is made by mail, certify, by a writing duly acknowledged, to Mortgagee or to any proposed assignee of the Note, the amount of principal and interest then owing on the Note and whether any offsets or defenses exist against the indebtedness secured hereby.  At the request of Mortgagee, such certificate shall also contain a statement that Mortgagor knows of no Event of Default nor of any other default which, after notice or lapse of time or both, would constitute an Event of Default, which has occurred and remains uncured as of the date of such certificate, or, if any such Event of Default or other default has occurred and remains uncured as of the date of such certificate, then such certificate shall contain a statement specifying the nature thereof, the time for which the same has continued and the action which Mortgagor has taken or proposes to take with respect thereto.

5.3           Subrogation.  This Mortgage and the Mortgagee, as additional security, are hereby subrogated to the lien or liens and to the rights of the owners and holders thereof of each and every mortgage, lien or other encumbrance on the Property, or any part thereof, or any claim or demand which is paid or satisfied, in whole or in part, out of the proceeds of the indebtedness secured hereby and the respective liens of said mortgages, liens and other encumbrances and claims and demands shall pass to and be held by the Mortgagee as additional security for the indebtedness to Mortgagee to the same extent that they would have been preserved and would have been passed to and been held by Mortgagee had they each been duly and regularly assigned, transferred, set over and delivered to Mortgagee by separate deed of assignment, notwithstanding the fact the same may be or may have been satisfied and cancelled of record, it being the intention of the parties hereto that the same will be satisfied and cancelled of record at or about the time they are paid or satisfied out of the proceeds of the Loan.

5.4           Notices.  Unless specifically provided otherwise in this Mortgage or by law, any notice required or permitted by or in connection with this Mortgage shall be in writing and shall be made by facsimile or by hand delivery, by overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to Mortgagee or Mortgagor at the appropriate address set forth above or to such other address as may be hereafter specified by written notice by Mortgagee or Mortgagor.  Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to the overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

5.5           Legal Construction.  This Mortgage shall be construed according to the laws of New Jersey (excluding New Jersey conflict of laws) and any court of competent jurisdiction of New Jersey shall have jurisdiction in any proceeding instituted to enforce this Mortgage and any objections to venue are hereby waived.

5.6           Usury Limitations.  No provision of this Mortgage shall require the payment or permit the collection of interest or other sum in excess of the maximum permitted by applicable law, including a judicial determination.  If any excess of interest or other sum in such respect is herein provided for, or shall be adjudicated to be so provided for herein, neither Mortgagor nor its successors or assigns shall be obligated to pay such interest or other sum in excess of the amount permitted by applicable law, including a judicial determination, and the right to demand the payment of any such excess shall be and hereby is waived.  The provisions of this Section shall control all other provisions of this Mortgage.

5.7           Recording.  Mortgagor covenants and agrees to promptly cause all documents required by Mortgagee to be properly recorded or filed, including this Mortgage, and to pay all fees, taxes and expenses incident thereto.  Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any fee, tax or charge on the making and recording of this Mortgage.

5.8           Rights of Mortgagee.

(a)           Rights Not Limited.  The rights, powers, privileges and discretions (hereinafter collectively called the “rights”) specifically granted to the Mortgagee and those specifically granted to Mortgagee under this Mortgage are not in limitation of but in addition to those to which they are entitled under any general or local law relating to and mortgages in New Jersey, now or hereafter existing.

(b)           Benefit to Successors and Assigns.  The rights to which Mortgagee may be entitled shall inure to the benefit of its successors and assigns.

(c)           Rights Cumulative.  All the rights of Mortgagee are cumulative and not alternative and may be enforced successively or concurrently.

5.9           No Waiver.  Failure of Mortgagee to exercise any of their rights shall not impair any of their rights nor be deemed a waiver thereof, and no waiver of any of their rights shall be deemed to apply to any other such rights, nor shall it be effective unless in writing and signed by the party waiving the right.  The acceptance by Mortgagee of any partial payment after default or an Event of Default, with or without knowledge of the default or Event of Default, shall not be a waiver of the default or Event of Default unless Mortgagee shall specifically state in writing that the acceptance waives the default or Event of Default or states further conditions which must be satisfied to constitute such a waiver.  The failure of Mortgagee to exercise the option for acceleration of maturity, foreclosure, or either, following an Event of Default or to exercise any other option or privilege granted to Mortgagee hereunder in any one or more instances, shall not constitute a waiver of any such default, but such option or privilege shall remain continuously in force.

5.10         Mutual Waiver of Jury Trial.  Mortgagor and Mortgagee (by acceptance of this Mortgage) each, on behalf of itself and its successors and assigns, WAIVES to the fullest extent permitted by law all right to TRIAL BY JURY of any and all claims between them arising under this Mortgage, the Note, the Loan Agreement, or any other Loan Documents, and any and all claims arising under common law or under any statute of any state or the United States of America, whether any such claims be now existing or hereafter arising, now known or unknown.  In making this waiver Mortgagee and Mortgagor acknowledge and agree that any and all claims made by Mortgagee and all claims made against Mortgagee shall be heard by a judge of a court of proper jurisdiction, and shall not be heard by a jury.  Mortgagee and Mortgagor acknowledge and agree that THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS TRANSACTION.  Mortgagee and Mortgagor, with advice of counsel, each acknowledges that it is knowingly and voluntarily waiving a legal right by agreeing to this waiver provision.

5.11         Waiver by Mortgagor.  Mortgagor waives, on behalf of itself and all persons now or hereafter interested in the Property, all rights under all appraisement, homestead, moratorium, valuation, redemption, exemption, stay, extension and marshalling statutes, laws or equities now or hereafter existing and agrees that no defense based on any thereof will be asserted in any action enforcing this Mortgage.

5.12         Secondary Market Cooperation.  Mortgagor acknowledges that Mortgagee may (a) sell this Mortgage, the Note and the other Loan Documents to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Mortgage, the Note, the Guarantee and the other Loan Documents with a  trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as “Secondary Market Transactions”).  Mortgagor shall cooperate in good faith with Mortgagee in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the rating agency and addressing such matters as the rating agency may require; provided, however, Mortgagor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, or (iv) any other material economic term of the Loan.  Mortgagor shall provide such information and documents relating to Mortgagor, any guarantor of Mortgagor, the Property and any tenant of the Property as Mortgagee may reasonably request in connection with a Secondary Market Transaction.  Mortgagee shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Mortgagor, any guarantor of Mortgagor, the Property and any tenant of the Property.  Mortgagor acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents.

5.13         Indemnification.  Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any lease. Mortgagor shall indemnify the Mortgagee for and save them harmless from any and all liability arising from any lease or assignment of a lease as security under this Mortgage. Mortgagee shall not have any responsibility for the control, care, management or repair of the Property or be liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee or any other person or entity.  The obligations and liabilities of Mortgagor under this paragraph shall survive any termination, satisfaction or assignment of this Mortgage and the exercise by Mortgagee of any of its rights or remedies hereunder including, without limitation, the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

5.14         Binding Effect.  The terms and conditions agreed to by Mortgagor and the covenants of Mortgagor shall be binding upon the personal representatives, successors and assigns of Mortgagor and of each of them, but this provision does not waive any prohibition of assignment or any requirement of consent to an assignment under the other provisions of this Mortgage; any consent to an assignment shall not be consent to any further assignment, each of which must be specifically obtained in writing.

5.15         Recitals.  The recitals of this Mortgage are incorporated herein and made a part hereof.

5.16         Number and Gender.  Wherever used herein the singular shall include the plural and the plural the singular, and the use of any gender shall include all genders.

5.17         Time of Essence.  Time is of the essence of the obligations of Mortgagor in this Mortgage and each and every term, covenant and condition made herein by or applicable to Mortgagor.

5.18         Captions.  The captions of the Sections of this Mortgage are for the purpose of convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge, or restrict any of the provisions hereof.

5.19.        Severability.  If any provision of this Mortgage or the application thereof to any person or circumstance shall be invalid, inoperative or unenforceable to any extent, the remainder of this Mortgage and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be valid, operative and enforceable to the greatest extent permitted by law.

5.20.        Execution of Counterparts.  This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Mortgage.

5.21.        Security Agreement.  Mortgagor has executed this instrument as a Debtor under the Uniform Commercial Code of the state in which the Property is located.  This Mortgage shall constitute and be a security agreement and financing statement under the laws of such state.

ARTICLE 6. ADDITIONAL COVENANTS

6.1           Leases of the Property.

6.1.1        Compliance with Leases.  Mortgagor shall carry out all of its agreements and covenants as landlord contained in any leases (which word when used in this Mortgage shall include, without limitation, all agreements, licenses, contracts, reservations, accounts, and permits affecting all or any part of the Property) and not permit a lien or other encumbrance superior to such leases other than this Mortgage.  No lease shall include any space, or grant to any tenant any right or interest in any area outside of the limits of the Property.  Upon demand of Mortgagee, Mortgagor shall furnish Mortgagee an executed copy of each lease immediately upon its execution.  All future leases shall be written on the standard form accepted by Mortgagee, with only such changes as Mortgagee shall have approved in writing or on a lease agreement approved by Mortgagee.

6.1.2        Assignment of Leases.  Mortgagor hereby grants, conveys, assigns, and transfers unto the Mortgagee, for the benefit of Mortgagee, all the right, title, interest and privileges which Mortgagor has or may hereafter have in any and all of said leases now existing or hereafter made affecting all or a part of the Property, as said leases may have been or may from time to time be hereafter modified, extended or renewed with all the rents (which word when used in this Mortgage shall include, without limitation, all income and profits) due and becoming due therefrom and including without limitation the right of Mortgagee to inspect the leased areas and books and records of tenants.  Mortgagor shall, upon written request by Mortgagee, execute assignments (in any form customarily used by Mortgagee) of any present or future leases, together with the rents due and becoming due therefrom, which affect in any way all or any part of the Property.  No such assignment made or required hereby shall be construed as a consent by Mortgagee  to any lease or to impose on Mortgagee any obligation with respect thereto.  Mortgagor shall not make any other assignment, hypothecation or pledge of any rents under any lease of part or all of the Property.  Mortgagor shall not, without the prior written approval of Mortgagee, cancel any of the leases, nor terminate or accept a surrender thereof, nor reduce the payment of rent thereunder, nor modify any of said leases, nor accept any prepayment of rent other than the usual prepayment as would result from the acceptance by landlord more than fifteen (15) days before the first day of each month for the ensuing month under leases approved by Mortgagee according to the terms of such leases.  The covenants and restrictions of this subsection shall be deemed covenants and restrictions running with the land.

6.1.3        Limitation on Subordinate Lienors.  Mortgagor covenants that Mortgagee of any subordinate lien shall have no right, and shall acquire no right, to terminate or modify any lease affecting the Property whether or not such lease is subordinate to the legal operation and effect of this Mortgage.

6.1.4        Deposit of Rents.  All payments, including security deposits, under any lease received by Mortgagor shall be deemed held by Mortgagor in trust for the payment of the indebtedness secured hereby.  Mortgagor shall deposit in a non-interest bearing account or accounts with Mortgagee all payments (except security deposits made under residential leases, if any) made under all leases, which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor’s business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter.

6.1.5        Assignment of Bankruptcy Awards.  Mortgagor hereby assigns to the Mortgagee  any award made hereafter to it in any court procedure involving any of the tenants in any bankruptcy, insolvency or reorganization proceeding in any state or federal court and any and all payments by any tenant in lieu of rent.

6.1.6        Limitation of Liability under Leases.  The Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any lease; and Mortgagor hereby agrees to indemnify the Mortgagee for and to save them harmless from, any and all liability arising from any lease, or this assignment thereof and this assignment shall not place the responsibility for the control, care, management or repair of the Property upon the Mortgagee, nor make said Mortgagee liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, agent, guest, or stranger.

6.1.7        Security Deposits.  Mortgagor shall deposit in an account or accounts with Mortgagee or its designee, under the depository’s standard program for such accounts, all security deposits made under residential leases which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor’s business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter.  All such deposits shall be the continuing responsibility of Mortgagor, and Mortgagor shall comply with all applicable requirements of state and local law where the Property is located.

6.2                               Environmental Covenants.

6.2.1        No Substances Present.  Mortgagor hereby represents and warrants to Mortgagee that, after a due and diligent investigation, to the best of its knowledge, there are not now and have never been any materials or substances located on or near the Property that, under federal, state, or local law, statute, ordinance, or regulation, or administrative or court order or decree, or private agreement (collectively, the “Environmental Laws”), are regulated as to use, generation, collection, storage, treatment, or disposal (such materials or substances are hereinafter collectively referred to as “Substances”).  The term “Substances” includes any materials or substances whose release or threatened release may pose a risk to human health or the environment or impairment of property values and shall also include without limitation (i) asbestos in any form, (ii) urea formaldehyde foam insulation, (iii) paint containing lead, (iv) transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls of 50 parts per million or more, and (v) petroleum in any form. Mortgagor further represents and warrants to Mortgagee that the Property is not now being used nor has it ever been used in the past for any activities involving the use, generation, collection, storage, treatment, or disposal of any Substances.  Mortgagor will not place or permit to be placed any Substances on or near the Property except for those Substances that are typically used in the operation of Mortgagor’s business provided the same are in appropriately small quantities and are stored, used, and disposed of properly; or Substances that are approved in writing by Mortgagee.

6.2.2        Acting Upon Presence of Substances.  Mortgagor hereby covenants and agrees that, if at any time (i) Substances are spilled, emitted, disposed, or leaked in any amount; or (ii) it is determined that there are Substances located on, in, or under the Property other than those of which Mortgagee has approved in writing or which are permitted to be used on the Property without Mortgagee’s written approval pursuant to subsection 6.2.1 of this Section, Mortgagor shall immediately notify Mortgagee and any authorities required by law to be notified, and shall, within thirty (30) days thereafter or sooner if required by Mortgagee or any governmental authority, take or cause to be taken, at Mortgagor’s sole expense, such action as may be required by Mortgagee or any governmental authority.  If Mortgagor shall fail to take such action, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid, including all sums advanced or paid in connection with any investigation or judicial or administrative proceeding relating thereto, including, without limitation, reasonable attorneys’ fees, expert fees, fines, or other penalty payments, shall be at once repayable by Mortgagor and shall bear interest at the Default Rate, from the date advanced or paid by Mortgagee until the date paid by Mortgagor to Mortgagee, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby.

6.2.3        Environmental Audits.  Mortgagor, promptly upon the written request of Mortgagee from time to time, shall provide Mortgagee, at Mortgagor’s expense, from time to time with an environmental site assessment or environmental audit report, or an update of such an assessment or report, all in scope, form, and content satisfactory to Mortgagee.

6.2.4        Environmental Notices.  Mortgagor shall furnish to Mortgagee duplicate copies of all correspondence, notices, or reports it receives from any federal, state, or local agency or any other person regarding environmental matters or Substances at or near the Property, immediately upon Mortgagor’s receipt thereof.

6.2.5        Condition of Property.  Mortgagor hereby represents and warrants that there are no wells or septic tanks on the Property serving any other property; no wells or septic tanks on other property serving the Property; no burial grounds, archeological sites, or habitats of endangered or threatened species on the Property; and that no part of the Property is subject to tidal waters; has been designated as wetlands by any federal, state, or local law or governmental agency; or is located in a special flood hazard area.

6.2.6        Environmental Indemnity.

6.2.6.1     Mortgagor shall at all times indemnify and hold harmless Mortgagee against and from any and all claims, suits, actions, debts, damages, costs, losses, obligations, judgments, charges, and expenses, of any nature whatsoever suffered or incurred by Mortgagee, whether as beneficiary of this Mortgage, as mortgagee in possession, or as successor-in-interest to Mortgagor by foreclosure deed or deed in lieu of foreclosure, under or on account of the Environmental Laws or any similar laws or regulations, including the assertion of any lien thereunder, with respect to:

(a)           any discharge of Substances, the threat of a discharge of any Substances, or the presence of any Substances affecting the Property whether or not the same originates or emanates from the Property or any contiguous real estate including any loss of value of the Property as a result of any of the foregoing;

(b)           any costs of removal or remedial action incurred by the United States Government or any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to any Environmental Laws;

(c)           liability for personal injury or property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Property; and/or

(d)           any other environmental matter affecting the Property within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local environmental agency.

Mortgagor’s obligations under this Agreement shall arise upon the discovery of the presence of any Substance, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Substances.

7.                                       U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)                                      When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)                                      Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed on its behalf and its seal to be hereunto affixed as of the date first above written.

/s/ Brian Conners
Brian Todd Conners, individually

State/Commonwealth of New Jersey

County of Burlington

On this, the 10th day of March, 2011, before me Lisa Viscusi, the undersigned officer, personally appeared Brian Todd Conners known to me (or satisfactorily proven) to be the person(s)  whose name(s) is/are subscribed to the within instrument, and acknowledged that he/she/they executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

/s/ Denise Cascio
Notary Public

EXHIBIT A

PROPERTY DESCRIPTION

EXHIBIT B

PERMITTED ENCUMBRANCES

First mortgage in favor of ING Bank in the original amount of $339,920.00 dated 6/26/03 and recorded 7/19/03 in book 7122 page 5

Second mortgage in favor of Quicken Loans Inc. in the original amount of $90,000.00 dated 6/15/04 and recorded 7/6/04 in book 7504 page 1634 (currently serviced by E*TRADE Bank)

Pari passu mortgages in favor of Susquehanna Bank dated of even date herewith in the original amounts of $2,100,000.00 and $1,400,000.00

SECURITY AGREEMENT - COMMERCIAL

This Security Agreement - Commercial (“Security Agreement”) is executed, made and delivered this 10th day of March, 2011 by Appliance Recycling Centers of America, Inc. (herein the “Debtor”), whose address is 7400 Excelsior Boulevard, Minneapolis, MN 55426, for the benefit of Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Secured Party”), whose address is 159 E. High Street, Pottstown, PA 19464.

FOR VALUE RECEIVED, the receipt, adequacy and sufficiency of which are hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

A.            OBLIGATIONS SECURED.  The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following (i) a certain promissory note from ARCA Advanced Processing, LLC, the (“Borrower”) of even date herewith in the original principal sum of One Million Two Hundred Fifty Thousand Dollars and No Cents ($1,250,000.00) and payable to the order of Secured Party (the “Note”), and any and all extensions, renewals, modifications and rearrangements thereof; and (ii) any and all other indebtedness, liabilities and obligations whatsoever of Debtor to Secured Party whether direct or indirect, absolutely or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the “Obligations”).  Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter arising.

B.            USE OF COLLATERAL.  Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business, commercial, or other similar purposes.

C.            DESCRIPTION OF COLLATERAL.  Debtor hereby grants to Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable), the following property:

All Equipment.  A security interest in all equipment, now owned or hereafter acquired by Debtor, including all appurtenances and additions thereto, and substitutions therefor and replacement thereof, wheresoever located, including all tools, parts and accessories used in connection therewith and including but not limited to the collateral listed on Exhibit A” attached hereto.

The term “Collateral” as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto, and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself insecure. Secured Party’s rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

D.            REPRESENTATIONS. WARRANTIES AND COVENANTS OF DEBTOR.  Debtor

represents and warrants as follows:

1.             Ownership; No Encumbrances.  Except for the security interest (and pledges and assignments as applicable) granted hereby, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

2.             No Financing Statements.  There is no financing statement or similar filing now on file in any public office covering any part of the Collateral except those already disclosed to Secured Party by the pre-closing searches, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing except the pari passu financing statements filed or to be filed in favor of, or assigned or to be assigned on the date hereof to, Secured Party.

3.             Accuracy of Information.  All information furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

4.             Authority.  Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor’s property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

5.             Addresses.  The address of Debtor designated at the beginning of this Agreement is Debtor’s place of business if Debtor has only one place of business; Debtor’s chief executive office if Debtor has more than one place of business; or Debtor’s residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

E.             GENERAL COVENANTS.  Debtor covenants and agrees as follows:

1.             Operation of Collateral.  Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purpose, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

2.             Condition.  Debtor shall maintain, service and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or to otherwise rendered unfit for use, with appropriate replacement parts . Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

3.             Assessments.  Debtor shall promptly pay when due all taxes, assessments, license fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

4.             No Encumbrances.  Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

5.             No Removal.  Except as otherwise provided in this Agreement, Debtor shall not remove the Collateral from the County or counties designated at the beginning of this Agreement without Secured Party’s written consent.

6.             No Transfer.  Except as otherwise provided in this Agreement with respect to inventory, Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein or offer to do any of the foregoing.

7.             Notices and Reports.  Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor’s financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

8.             Landlord’s Waivers.  Debtor shall furnish to Secured Party, if requested, a landlord’s waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord’s waivers to be in such form and upon such terms as are acceptable to Secured Party.

9.             Additional Filings.  Debtor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to comply with the Minnesota Uniform Commercial Code (or other applicable state laws of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party’s rights to the Collateral.

10.           Protection of Collateral.  Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party’s interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certificate fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party’s rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

11.           Inspection.  Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make copies of or extracts from Debtor’s books and records.

12.           Further Assurances.  Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may request from time to time to protect, assure and enforce Secured Party’s rights and remedies.

13.           Insurance.  Debtor shall have and maintain insurance at all times with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for fifteen (15) days written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance to the Obligations secured hereby whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose from the policies of insurance to prospective insurers regarding the Collateral.

14.           Additional Collateral.  If Secured Party should at any time be of the opinion that the Collateral is impaired or insufficient, or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by messenger or telefax, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

15.           Goods.  Notwithstanding anything to the contrary contained in this agreement, if any Debtor is a “consumer” as defined Regulation AA of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 227, or the Federal Trade Commission Credit Practices Rule, 16 C.F.R. Part 444, as applicable, no lien or security interest created or evidenced by this agreement shall extend to or cover a non-possessory lien or security interest in “household goods,” other than a purchase money lien or security interest, in accordance with such regulations as applicable.

F.             ADDITIONAL PROVISIONS REGARDING ACCOUNTS.  The following provisions shall apply to all accounts included within the Collateral:

1.             Definitions.  The term “account”, as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Minnesota in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Minnesota to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

2.             Additional Warranties.  As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to such and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale or lease of goods sold or leased and delivered to, or out of and for services therefore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owning except for normal cash discounts and is not subject to any set-offs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

3.             Collection of Accounts.  Secured Party shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all Commercial paper given in payment or part payment thereof, and in Secured Party’s discretion to file any claim or take any other action or proceeding that Secured Party, may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or which have been pledged or assigned to Secured Party as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission of Secured Party and its officers, directors, employees or agents, should Secured Party elect to collect any account or take any possession of any Collateral.

4.             Identification and Assignment of Accounts.  Upon Secured Party’s request, whether before or after default, Debtor shall take such action and execute and deliver such documents as Secured Party may request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party’s interest in same. Without limitation of the foregoing Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtors books and records to reflect such security interests, pledges and assignments, and forthwith to transmit to Secured Party in the form received by Debtor any and all proceeds of collection of such accounts.

5.             Account Reports.  Debtor will deliver to Secured Party, as Lender may require, a written report in form and in content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting any account.

6.             Segregation of Returned Goods.  Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly, even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

7.             Right of Off-Set.  Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest and contractual right of off-set in all such deposits, sums, securities and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply to set-off such deposits or other sums against the Obligations at any time in the case of Debtor,  but only with respect to matured liabilities in case of the endorsers, guarantors, or sureties of any of the Obligations.

G.            ADDITIONAL PROVISIONS REGARDING INVENTORY.  The following provisions shall apply to all inventory included within the Collateral:

1.             Inventory Reports.  Debtor will deliver to Secured Party as Secured Party may require, on such frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtors opening inventory, inventory acquired, inventory sold, inventory leased, inventory returned, inventory used in Debtor’s business, closing inventory, any other inventory not within the preceding categories and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss of depreciation.

2.             Location of Inventory.  Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this Agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the places of business shown below, as modified by any written notices given pursuant hereto.

3.             Uses of Inventory.  Except as set forth in the loan agreement, unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor’s business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may lease or sell that part of the Collateral consisting of inventory provided that all such leases and sales are in the ordinary course of business, and use and consume any raw materials or supplies that are necessary in order to carry on Debtor’s business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

4.             Accounts as Proceeds.  All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

5.             Protection of Inventory.  Debtor shall take all action necessary to protect and preserve the inventory.

6.             Assignment of Rents and Leases.  Debtor hereby assigns to Secured Party all rents and other benefits derived or to be derived from leases (“Leases”) of the inventory now or hereafter existing or entered into, together with all guarantees, amendments, modifications, extensions and renewals thereof (the “Rents”). Prior to a foreclosure by Secured Party of any lien or security interest which Secured Party may now or hereafter hold covering the inventory, this Assignment of Rents is not intended to, and shall not, constitute payment to Secured Party, unless Secured Party terminates Debtor’s license to collect the Rents, and then it shall constitute payment only to the extent that prior to foreclosure the Rents are actually received by Secured Party as opposed to constituting a portion of the voluntary payments of principal and interest on the indebtedness evidenced and secured hereby, and are not used for the operation, maintenance or repair of the inventory, or for the payment of costs and expenses in connection therewith. Except as otherwise provided herein, Secured Party shall have the absolute right, power and authority to take any and all actions which Secured Party deems necessary or appropriate in connection with taking possession of the inventory, leasing all or any part of the inventory, collecting all or any of the Rents and enforcing the rights of the lessor under any of the leases, including without limitation, bringing, prosecuting, defending or settling legal proceedings against lessees of the inventory. Notwithstanding anything herein to the contrary, Secured Party shall not be obligated to perform or discharge, and Secured Party does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the inventory upon Secured Party, or for any dangerous or defective condition of the Inventory, or for any negligence in the arrangement, upkeep, repair, or control of the inventory. Debtor shall retain a revocable license to collect and receive the Rents as the agent of Secured Party, and to retain, use and enjoy such Rents, provided that such revocable license ipso facto terminate without further action by Secured Party and without notice to Debtor upon the occurrence of any default or event of default as defined in any note, deed of trust, security agreement, guaranty, financing statement, fixture filing or other loan documents given to Secured Party by Debtor or any other party in connection with any indebtedness or obligation of Debtor to Secured Party.

7.             Leased Inventory.  Debtor shall (a) observe and perform faithfully every obligation which Debtor is required to perform under the Leases; (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the lessees under the Leases; (c) not collect any Rents in advance of the time when the same shall be due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to two (2) months Rent; (d) at the request of Secured Party, deliver copies of Leases to Secured Party; and (e) appear and defend against, at Debtor’s sole cost and expense, any action or proceeding arising under, and in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, lessee or guarantors thereunder.

H.            [INTENTIONALLY OMITTED]

I.              [INTENTIONALLY OMITTED]

J.             EVENTS OF DEFAULT.  Debtor shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligations; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any of obligation of Debtor whether to Secured Party or to others; (iii) any representation or warranty made by Debtor and/or others to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of or, if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor, or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of Debtors by or against, the Debtor, or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor, or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations, or (ix) the Secured Party in good faith believes that the prospect of repayment or performance of the Obligations or any of the covenants, agreements or other duties under any writing executed in connection herewith is impaired.

K.            REMEDIES.  Upon the occurrence of an Event of Default, or if Secured Party deems payment or performance of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

1.             Declare Obligations Due.  Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor, the Borrower and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

2.             Remedies.  Secured Party shall have all of the rights and remedies provided for in this Agreement and any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of Minnesota, and any and all rights and remedies at law or in equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risks; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances, with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

3.             Expenses.  Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, and proving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured and entitled to the benefits of this Agreement.

4.             Proceeds; Surplus; Deficiencies.  Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party’s expenses and other Obligations and in such order or manner as Secured Party may elect.

Debtor shall be entitled to any surplus if one results after lawful application of the proceeds.

5.             Remedies Cumulative.  The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights of remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedy or without waiving any other prior or subsequent default.

L.            RELINQUISHMENT OF CERTAIN DEFENSES.  Regarding the enforcement of the security interests and covenants and agreements contained in this Agreement to secure payment of the Obligations, the Debtor covenants and agrees as follows:

1.             Secured Party’s right of recovery against the Collateral for the Obligations shall be determined as if Debtor were a primary obligor for the payment of the Obligations regardless of whether or not Debtor is in fact primarily liable for all or any part of the Obligations. Debtor specifically agrees that it shall not be necessary or required, in order to enforce the remedies under this Agreement, that the Secured Party have made demand for payment upon the Borrower or any other person or entity liable for any portion of the Obligations or have made protest thereof or have given notice to the Borrower or any other party liable thereon of maturity or nonpayment of the Obligations.

2.             The Debtor specifically waives any notice of acceptance of this Agreement by the Secured Party and of the creation, advancement, existence, extension, renewal, modification, consolidation, the rearrangement from time to time of the Obligations, the increase from time to time in the principal amount thereof, the increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time or any other indulgence may be granted with respect thereto by the Secured Party at its will or as may be agreed by the Borrower without notice to or further consent by the Debtor, at any time or times.

3.             The Debtor agrees that: (i) no renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; (ii) no increase in the principal amount of any of the Obligations; (iii) no increase or reduction of the rate of interest thereon; (iv) no release, withdrawal, substitution, surrender, subordination, exchange, deterioration, waste or other impairment of any security or collateral or guaranty now or hereafter held by the Secured Party for payment of the Obligations, or of any part thereof; (v) no release of the Borrower, any guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof; and (vi) no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor or under this Agreement shall in any manner impair, diminish or affect the rights of the Secured Party or the liability of the Debtor hereunder. The Debtor specifically agrees that it shall not be necessary or required, and that the Debtor shall not be entitled to require, that the Secured Party mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Obligations, or make any effort at collection of the Obligations from the Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collections of the Obligations from any such other party, or exercise or assert any other right or remedy to which the Secured Party is or may be entitled in connection with the Obligations or any security or collateral or other Agreement therefor, or assert or file any claim against the assets or estate of the Borrower or any guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Debtor under this Agreement or requiring payment of the Obligations by the Debtor hereunder, or at any time thereafter. The Debtor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by the Secured Party as security for the Obligations, or any part thereof, and agrees that the Secured Party shall have no duty insofar as the Debtor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of the Secured Party, except as the Secured Party shall determine in its sole discretion. The Debtor specifically agrees that Debtor shall not have any recourse or action against the Secured Party by reason of any action the Secured Party may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or collateral or any Guaranty at any time existing therefor.

4.             The Debtor agrees to the terms, provisions and conditions of the Note and other instruments evidencing the Obligations and of any renewal, modification, consolidation or rearrangement thereof or other agreements which may have been or may hereafter be executed by the Borrower from time to time evidencing or in connection with the Obligations or any part thereof, and agrees that the Debtor’s liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any term, provision or condition of such Note or other agreement or by the failure, refusal or omission of the Secured Party to enforce or observe any of same or any forbearance or compromise made by the Secured Party or any action taken or omitted to be taken by the Secured Party pursuant thereto or in connection therewith. The Debtor, by the execution and delivery of this Agreement agrees, represents, warrants and acknowledges that Debtor shall be bound by the provisions of any Agreement and Security Agreement and any Environmental Certificate and Agreement of even date herewith, from the Borrower to the Secured Party and which purport to be applicable to Debtor to the same extent and with the same effect as if Debtor had executed and delivered such document to the Secured Party. In that connection, the Debtor agrees that the provisions of this Paragraph shall survive any exercise of the power of sale granted in any instrument securing the Obligations, any foreclosure of the liens created by any of the instruments securing the Obligations, any conveyance in lieu of any such foreclosure, the repayment of the Obligations, and the discharge and release of all liens, rights and interests securing payment of the Obligations.

5.             The Debtor absolutely and unconditionally covenants and a agrees that: (i) in the event that the Borrower does not or is unable to pay or perform the Obligations for any reason including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar proceedings affecting the status, composition, identity, existence, assets or Obligations of the Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceedings; and/or (ii) if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith) is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of the Borrower, or any instrument evidencing any of the Obligations is forged or otherwise irregular), then in any such case the Debtor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect the Debtor’s liabilities hereunder.

6.             Should the status, composition, structure or name of the Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Agreement shall continue and also cover the Obligations and Obligations of the Borrower under the new status, composition structure or name according to the terms hereof. If the Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom or termination of any ownership interest therein owned, by any general or limited partner of such partnership shall alter, limit, terminate, excuse or modify the Debtor’s liabilities set forth in this Agreement.

7.             In the event any payment from the Borrower to the Secured Party is held to constitute a preference under the bankruptcy laws, or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Borrower to the Secured Party shall not constitute a release of the Debtor from any liability hereunder, and this Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.             At all times while any or all of the Obligations are now or hereafter secured in whole or in part, the Debtor agrees that the Secured Party may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by the Debtor, and without in anywise impairing, diminishing or releasing the liability of the Debtor hereunder.

9.             The Debtor waives marshalling of assets and liabilities, sale in inverse order of alienation, and all defenses given to sureties or Debtors at law or in equity other than actual payment of the Obligations and performance of the actions constituting the Obligations, including, but not limited to, any rights pursuant to the laws of Minnesota. The failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower or any other person primarily or secondarily liable for the Obligations or of any other or others shall not affect the liability of Debtor hereunder.

M.           OTHER AGREEMENTS.

1.             Savings Clause.  Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor Debtor’s heirs, legal representatives, successors or assigns or any other party liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

2.             Joint and Several Responsibility.  If this Security Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

3.             Waivers.  Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waived demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other notice whatsoever.

4.             Severability.  Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the minimum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

5.             Use of Copies.  Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.  All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

6.             Authorization to File Financing Statements.  The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.  The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

7.             Notices.  Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States mail, postage pre-paid, addressed to Debtor at the address of the Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

8.             Headings and Gender.  Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be or such gender of number as the circumstances require.

9.             Amendments.  Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

10.           Binding Effect.  The provisions of this Security Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

11.           Governing Law.  This Security Agreement shall be governed by the law of Minnesota and applicable federal law.

12.           Statute of Frauds.  THIS COMMERCIAL SECURITY AGREEMENT, THE LOAN AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR IN THE LOAN AGREEMENT, OR EXECUTED IN CONNECTION WITH OR ATTACHED TO THE LOAN AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

13.          U.S. SMALL BUSINESS ADMINISTRATION PROVISION:

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)             Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first written above.

DEBTOR

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

EXHIBIT A

See attached list of equipment

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Appliance Recycling Centers of America, Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Appliance Recycling Centers of America, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Minnesota. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 7400 Excelsior Boulevard, Minneapolis, MN 53426. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                                 , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of Appliance Recycling Centers of America, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Edward Cameron	President	Y	/s/ Edward R. Cameron

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                                  .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Edward R. Cameron
Edward Cameron, President

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Safe Disposal Systems, Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, , a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Safe Disposal Systems, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Pennsylvania. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                                 , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of Safe Disposal Systems, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	President/Secretary	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                                  .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Brian Conners
Brian Conners, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

AFFIDAVIT

RE:  $1,250,000.00 LIFE INSURANCE

I, Brian Conners, have life insurance in the amount of $1,250,000.00, as evidenced by Policy No. Guardian Life Insurance Company Policy No. 6417978.  Within sixty (60) days from today’s date, I shall provide to Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (“Lender”) if not already provided, the actual original life insurance policy(ies) and/or recorded collateral assignment(s).  I recognize that my failure to provide the original life insurance policy(ies) and recorded collateral assignment(s) will constitute a default under the loan documents unless I take all reasonable steps to obtain comparable coverage.

I further certify, as an additional inducement for Susquehanna Bank to make the loan, that the policy referenced herein is in full force and effect, is current on its premium payments, has not been assigned to any other creditor(s) and that there are no other liens of any type whatsoever against the policy except the pari passu liens of Susquehanna Bank.

I understand that Susquehanna Bank is relying on the representations set forth in this Affidavit in the making of the loan and that any false statements contained herein or any failure to comply with the undertakings set forth above shall entitle the Lender to pursue any and all remedies to which it is entitled under the loan documents or applicable law, including, but not limited to acceleration of the indebtedness.

/s/ Brian Conners
Brian Conners

Sworn to and subscribed
before me this 10th day
of March, 2011.

/s/ Denise Cascio
Notary Public

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

S.D.S. Service Inc.

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is S.D.S. Service Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Pennsylvania. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The

Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                      , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person(s) is an/are officer(s) of S.D.S. Service, Inc.;

NAMES	TITLE(S)	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	President/Secretary	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized person(s) listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person(s) is/are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a borrower, cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guaranties, surety agreement(s) or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Corporation, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take affect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer(s) named above is/are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy/occupies the position(s) set opposite his or her respective name(s). This Resolution now stands of record on the books of the Corporation, is in full force and affect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated                              .  THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE
SEAL
/s/ Brian Conners
Brian Conners, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

ARCA Advanced Processing, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is ARCA Advanced Processing, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Minnesota. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4301 N. Delaware

Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                                   at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of ARCA Advanced Processing, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	Chief Manager	Y	/s/ Brian Conners

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                                . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

/s/ Brian Conners
Brian Conners, Chief Manager

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

4301 Operations, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is 4301 Operations, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                                   at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of 4301 Operations, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Brian Conners	Director	Y	/s/ Brian Conners

James Ford	Director	Y	/s/ James Ford

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                                 . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

/s/ Brian Conners
Brian Conners, Director

/s/ James Ford
James Ford, Director

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

LIMITED LIABILITY COMPANY RESOLUTION

TO BORROW / GRANT COLLATERAL

Scarabee Holdings, LLC

Borrower:

ARCA Advanced Processing, LLC

4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA  19137

Guarantor:

Appliance Recycling Centers of America, Inc.
7400 Excelsior Boulevard
Minneapolis, MN 53426

Safe Disposal Systems, Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

4301 Operations, LLC
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

S.D.S. Service Inc.
4301 N. Delaware Avenue, Bldg. A
Philadelphia, PA 19137

Scarabee Holdings, LLC
51 Willard Avenue
Pocantino Hills, NY 10591

Brian Conners
8 Oak Hollow Drive
Voorhees, NJ 08043

James Ford
51 Willard Avenue
Pocantino Hills, NY 10591

Lender:

Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation

159 E. High Street

Pottstown, Pennsylvania 19464

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is Scarabee Holdings, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of New York. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business.

Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 51 Willard Avenue, Pocantino Hills, NY 10591. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on                          at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS. The following named persons are members of Scarabee Holdings, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

James Ford	Manager	Y	/s/ James Ford

ACTIONS AUTHORIZED. The authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a borrower, cosigner, guarantor or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, guaranty or guarantees or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, including confession of judgment against the Company, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered,

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company, Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:

ASSUMED BUSINESS NAME	FILING LOCATION	DATE

N/A	N/A	N/A

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a “Swap Transaction”), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any indebtedness of the Company to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, Pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signature set opposite the name listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated                               . THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

/s/ James Ford
James Ford, Manager

NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

ASSIGNMENT OF LEASE

(Tenant’s Interest)

THIS ASSIGNMENT OF LEASE (“Assignment”) is made on 03/10/11 by ARCA Advanced Processing, LLC (“Assignor”) whose address is 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137  to Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (“Assignee”) whose address is 159 E. High Street, Pottstown, PA  19464.

1.             Definitions.

“Lease”:   Lease agreement, including all modifications, extensions and renewals, dated June 18, 2010 by and between Assignor as tenant and Delaware Ave, LLC (“Landlord”) of the Property.

“Loan Agreement”:  The Small Business Administration Authorization dated December 23, 2010 between The United States Small Business Administration and Assignee and the Loan Agreement dated of even date herewith between Assignor and Assignee.

“Loan Documents”:  The Note, the Loan Agreement and any loan documents relating to or securing the Note.

“Note”:  The promissory note dated of even date herewith in the original principal amount of $1,250,000.00 delivered to Assignee by Assignor.

“Property”:  The leasehold interest in the real estate commonly known as 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137 .

“Indebtedness”: All amounts outstanding at any time under the Note and Loan Documents.

All other capitalized terms used herein, unless otherwise specified, shall have the same meaning ascribed to them in the Loan Agreement.

2.             Assignment.  Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, convey, and deliver unto Assignee all of Assignor’s right, title and interest in the Lease.  To have and to hold the same unto Assignee, its successors and assigns, until termination of this Assignment as hereinafter provided.

3.             Collateral Assignment.  The parties intend that this Assignment shall be a collateral assignment of the Lease.  Assignee shall not exercise its rights under this Assignment until the occurrence of an Event of Default (as defined in Paragraph 10).  Such assignment and grant shall continue in effect until the Indebtedness is paid in full.

4.             Consideration.  This Assignment is made for and in consideration of the loan made by Assignee to Assignor as set forth in the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

5.             Indemnity.  Assignor agrees to pay and protect, and indemnify and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) to which Assignee may become exposed, or which Assignee may incur, in connection with the Lease or in exercising its rights under this Assignment.

6.             Performance of Lease Covenants.  Upon the occurrence of a default by Assignor under the Lease, Assignee may, at its option, perform any Lease covenant for and on behalf of Assignor, and all monies expended in so doing shall be chargeable to Assignor and added to the outstanding principal balance of the Loan and shall be immediately due and payable.

7.             Representations and Warranties.  Assignor represents and warrants:

(a)  The Lease is in full force and effect and has not been modified;

(b)  There are no defaults, defenses or setoffs of either landlord or Assignor under the Lease nor, to the best of Assignor’s knowledge, is there any fact which, with the giving of notice or lapse of time or both, would constitute a default under the Lease;

(c)  The sole ownership of the entire tenant’s interest in the Lease is vested in Assignor and the Lease has not been otherwise assigned or pledged; and

(d)   All rents due to date have been paid.

8.             Covenants and Agreements.  Assignor hereby covenants and agrees as follows:

(a)  Assignor shall comply with and perform in a complete and timely manner all of its obligations as tenant under the Lease.  Assignor shall give notice to Assignee of any default by Assignor under the Lease in such time to afford Assignee an opportunity to cure any such default prior to the landlord having any right to terminate the Lease.  Assignor shall also provide Assignee with notice of the commencement of an action of ejectment or any summary proceedings for dispossession of the Assignor under the Lease;

(b)  Assignor shall furnish promptly to Assignee a certified copy of the Lease. Assignee shall have the right to notify landlord at any time and from time to time of any provision of the Loan Documents;

(c)  Assignor shall not permit the Lease to be modified, terminated, extended or renewed without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed;

(d)  Assignor shall not without the prior written consent of Assignee: (i) perform any act or execute any other instrument which might interfere with the exercise of Assignee’s rights hereunder; or (ii) execute any assignment, pledge or other encumbrance of the Lease; and

(e)  Assignee may assign its right, title and interest in the Lease and any subsequent assignee shall have all of the rights and powers provided to Assignee by this Assignment.

9.             No Obligation.  This Assignment shall not be deemed to impose upon Assignee any of the obligations or duties of the Assignor provided in any Lease.  Assignor hereby acknowledges and agrees: (i) Assignor is and will remain liable under the Lease to the same extent as though this Assignment had not been made; and (ii) Assignee has not by this Assignment assumed any of the obligations of Assignor under the Lease, except as to such obligations which arise after such time as Assignee shall have exercised its rights under this Assignment and assumed Assignee’s obligations under the Lease.  This Assignment shall not make Assignee responsible for the care or repair of the Property or any personal property or for the carrying out of any of the terms of the Lease.  Assignee shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm, or corporation in or about the Property.

10.           Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Assignment:

(a)  failure of Assignor to pay when due any of the Indebtedness, including any payment due under the Note; or

(b)  failure of Assignor to strictly comply with Sections 8(a) and (c) of this Assignment; or

(c)  breach of any covenant (other than those covenants set forth in subsections (a) and (b) above), representation or warranty set forth in this Assignment which is not cured within ten (10) days after notice; provided, however, if such breach cannot by its nature be cured within ten (10) days, and

Assignor immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical; or

(d)  the occurrence of an Event of Default under any other Loan Documents.

11.           Remedies.  Upon the occurrence of an Event of Default, then, without notice to, or the consent of, Assignor,  Assignee shall be entitled to exercise all of the rights and remedies contained in this Assignment or in any other Loan Document or otherwise available at law or in equity.  The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of, but are in addition to, any other rights or remedies which Assignee may have under the Loan Documents, at law or otherwise.

12.           Power of Attorney.  Upon the occurrence of an Event of Default, Assignee shall have the right (and Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, which power is coupled with an interest, to do so) to demand, receive and enforce Assignor’s rights with respect to the Lease, and to do any and all acts in the name of Assignor or in the name of Assignee with the same force and effect as Assignor could do if this Assignment had not been made.

13.           Defense.  Assignor shall at all times diligently enforce its rights in, under and to the Lease, unless otherwise directed by Assignee in writing, and shall, at Assignor’s sole cost and expense, appear in and defend Assignee in any action or proceeding in any way connected with the Lease or this Assignment, and shall pay all reasonable costs and expenses, including, without limitation, attorneys’ fees, which Assignee may incur in connection with Assignee’s appearance, voluntarily or otherwise, in any such action or proceeding.

14.           No Waiver.  The exercise of any rights under this Assignment by Assignee shall not cure or waive any Event of Default hereunder or under any of the other Loan Documents.  Failure of Assignee to avail itself of any of the terms of this Assignment for any period of time or for any reason shall not constitute a waiver of the Assignment.

15.           Notices.  Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as first set forth above and shall be effective (i) when actually delivered, (ii) when deposited with a nationally recognized overnight courier or (iii) when deposited in the United States Mail, first class, certified or registered, postage prepaid.  Any party may change its address for notices under this Assignment by giving written notice to the other party as set forth above.

16.           Applicable Law.  This Assignment shall be governed by and shall be construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to conflicts of law principles.  This Assignment shall be binding upon the parties hereto and their respective heirs, successors and assigns, and may not be modified, amended or altered except by writing signed by each of the parties hereto.

[signature page to follow]

IN WITNESS WHEREOF, Assignor has executed this Assignment or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

ASSIGNOR:

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

ENVIRONMENTAL INDEMNITY AGREEMENT

This Agreement is made on 03/10/11, by and between Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (“Lender”) and ARCA Advanced Processing, LLC (“Borrower”) and Appliance Recycling Centers of America, Inc., Safe Disposal Systems, Inc., 4301 Operations, LLC, S.D.S. Service Inc., Scarabee Holdings, LLC, Brian Conners and James Ford (“Guarantor”) (hereinafter individually and/or collectively the “Indemnitor”).

RECITALS

A.            Borrower desires to obtain a loan from Lender in the principal sum of $1,250,000.00 (the “Loan”) as evidenced by that certain Promissory Note dated 03/10/11, a Loan Agreement, and other supporting collateral documents (the “Loan Documents”).

B.            Indemnitor is or will be the owner and/or operator of certain real property commonly known as 4301 N. Delaware Avenue, Bldg. A, Philadelphia, PA 19137 and 8 Oak Hollow Drive, Voorhees, New Jersey 08043 (the “Subject Property”).  Indemnitor agrees that the Subject Property does not contain any contamination caused by any Hazardous Substance(s) (as defined within this Agreement) above action levels defined in any Environmental Laws.

C.            In order to induce Lender to make the Loan to Borrower, the Subject Property is offered as security for the Loan.

D.            In order for Lender to accept the Subject Property as security for the Loan, Lender requires that Indemnitor provide assurances the Subject Property is, and will remain, clear of hazardous levels of toxic contaminants, including but not limited to asbestos, PCB’s, chlorinated hydrocarbons, petroleum products, pesticides and heavy metals (“Hazardous Substances”) as defined by the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”) or any federal, state or local environmental laws, rules or regulations (collectively referred to as “Environmental Laws”).

Therefore, in consideration of the mutual covenants and promises contained herein and in the Loan Documents, the Indemnitor hereby agrees to the following:

1.             Borrower agrees, prior to disbursement of the Loan, to submit to Lender if required, a copy of a recent report prepared by a qualified, impartial consultant, satisfactory to Lender, verifying that the Subject Property offered as collateral has been tested and found clear of Hazardous Substances above action levels defined in any Environmental Laws.

2.             Indemnitor represents that the Subject Property does not contain and will not be used to generate, manufacture, refine, transport, treat, store, handle or dispose of Hazardous Substances or other toxic materials unless said actions are conducted pursuant to and in compliance with Environmental Laws and/or the conditions of a permit issued by the appropriate federal or state governmental authorities.  At the time Borrower submitted its application for the Loan, Borrower was and shall continue to be in compliance with all Environmental Laws.

3.             Indemnitor warrants that after due and diligent inquiry, to the best of Indemnitor’s knowledge, the following statements are true and correct:

a.  There has not been any summons, citation, directive, letter or other communication, written or oral, from any agency or department of any municipal, county, state or the U.S. Government (collectively “Governmental Agency”) concerning any intentional or unintentional action or omission on the part of Borrower or any previous owner or operator of the Subject Property, which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping (“Discharge”) of any Hazardous Substances into the air, land or waters above acceptable levels as established by any Governmental Agency.

b.  As a result of the past or present use of the Subject Property, there is no unremedied damage known to have occurred to the air, lands, waters, fish, shellfish, wildlife, biota or any other resource owned, managed, held in trust, or otherwise controlled by the state in which Subject Property is located.

4.             Indemnitor agrees not to cause or permit to exist, as a result of an intentional or unintentional act or omission on its part, a Discharge of any Hazardous Substances into the air, waters, or lands within, under or outside the Subject Property, where damage may result to the air, lands, water, fish, shellfish, wildlife, biota and other resources unless

Discharge is pursuant to and in compliance with the conditions of a permit issued by the appropriate Governmental Agency.

5.             Borrower agrees to submit to Lender, should Lender in its discretion deem such is required, not more than once a year, an updated report prepared by a qualified impartial consultant, satisfactory to Lender, verifying that the Subject Property remains clear of hazardous levels of contaminants.  If Borrower fails to provide such a report within thirty (30) days of request by Lender, Lender has the right, but is not required, to order such a report at Borrower’s expense.

6.             In the event that said report indicates that the Subject Property is not clear of hazardous levels of toxic contaminants, Lender will provide written notice to Indemnitor requiring correction of the condition within 30 days, or such reasonable additional time period as Lender may determine in its sole discretion.

7.             In the event that Indemnitor fails to correct the condition to the satisfaction of Lender within the period of time stated in the notice, Lender may, with the concurrence of the U.S. Small Business Administration, declare a default of the loan under the terms and conditions contained in the Loan Documents.

8.             At all times Indemnitor agrees to immediately notify Lender should Indemnitor become aware of (i) any toxic contaminants or other environmental problem or liability with respect to the Subject Property, or (ii) any lien, action or notice from any Governmental Agency concerning Hazardous Substances on the Subject Property.  Indemnitor shall, at its own cost and expense, take all actions as shall be necessary or advisable for the clean-up of the Subject Property, including all remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender).  Indemnitor shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative, and enforcement costs which may be asserted against the Subject Property or the owner or operator thereof by any Governmental Agency.

9.             Borrower acknowledges that Lender is relying on this Agreement in making the Loan, and Borrower, Indemnitor and its principals as individuals agree to indemnify and hold harmless Lender, its agents, and assigns from and against any damages, cost, liability or expense, including attorney and other professional fees, directly or indirectly attributable to the presence of Hazardous Substances, on or under the Subject Property or adjoining real property and based upon claims assertable by any Governmental Agency or other third parties against Lender or its assigns.

10.           This indemnification will specifically survive, and is entirely independent of the Borrower’s contractual obligation to repay the primary obligation held by Lender as amended, extended or renewed by Lender and release of Lender liens on Indemnitor’s real or personal property by payment, foreclosure or other action including Lender’s discretionary abandonment of lien.

11.           Those liabilities, losses, claims, damages and expenses for which Lender is indemnified shall be reimbursable to Lender as Lender’s obligations to make payments with respect thereto are incurred, notwithstanding any litigation, claim or other proceeding.  Indemnitor shall pay such liability, losses, claims, damages and expenses to Lender as incurred within thirty (30) days after notice from Lender itemizing the amounts incurred to the date of such notice.  In addition to any remedy available for failure to periodically pay such amounts, such amounts shall thereafter bear interest at the maximum rate permitted by law.

12.           Indemnitor waives any execution of this Environmental Indemnity Agreement by Lender.  The failure of Lender to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against Lender, nor excuse Indemnitor from its obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by Lender.  Any waiver of any provision herein by Lender shall not be deemed a continuing waiver thereof.  Any waiver of any part or provision herein shall not be deemed a waiver of any other part or provision herein whereas said other parts and provisions of the within Agreement shall remain in full force and effect.  This Agreement is subject to enforcement at law and/or equity, including actions for damages and/or specific performance.

[signature page to follow]

LENDER:		INDEMNITOR:
Susquehanna Bank		ARCA Advanced Processing, LLC

By:	/s/ Lisa Viscusi	By:	/s/ Brian Conners
	,		Brian Conners, Chief Manager

Appliance Recycling Centers of America, Inc.

		By:	/s/ Edward R. Cameron
Edward Cameron, President

Safe Disposal Systems, Inc.

		By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

		By:	/s/ Brian Conners
Brian Conners, Director

		By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

		By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

		By:	/s/ James Ford
James Ford, Manager

/s/ Brian Conners
Brian Conners, individually

/s/ James Ford
James Ford, individually

CLOSING CERTIFICATION

POST_CLOSING COMPLIANCE AND DOCUMENT CORRECTION AGREEMENT

AND

LIMITED POWER OF ATTORNEY

In consideration of the loan made by Susquehanna Bank, a Pennsylvania state-chartered commercial banking corporation (the “Lender”) to ARCA Advanced Processing, LLC (the “Borrower”) in the amount of $1,250,000.00 (the “Loan”) and to induce the Lender to make the Loan, the undersigned do(es) hereby represent, certify, covenant, and agree as follows:

1.             If any properties pledged as collateral are designated by the Federal Government as falling within the boundaries of a special flood hazard area and Federal Flood Insurance becomes available, the undersigned will purchase and maintain such insurance in the amounts and coverage equal to the lesser of (a) the insurable value of the property, or (b) the maximum limit of coverage available at subsidized rates during the life of the Loan.  Borrower(s) and/or Guarantor(s) will not be eligible for any future flood disaster assistance if this flood insurance is not maintained.

2.             No life insurance in addition to the amount specified in the Loan documents is to be purchased by the Borrower(s) and/or Guarantor(s) for this Loan and no current policy collaterally assigned or to be collaterally assigned to Lender will be converted until the Loan is fully paid without prior written approval of the Lender.  In addition, the undersigned agree(s) to provide any and all insurance forms and financial statements requested by Lender, including, without limitation: (a) business financial statements for Borrower, along with annual tax returns; (b) annual personal financial statements and tax returns for Guarantor(s); (c) annual property tax receipts; and (d) hazard insurance policy/ies covering collateral pledged to Susquehanna Bank.

3.             As of this date, there have been no unremedied adverse changes in the Borrower(s) or Guarantor(s) financial condition, organization, operations or fixed assets and there are no outstanding tax liabilities owed as of this date, including, but not limited to the following:  Federal, State & Local income and other taxes, since the loan application was submitted to Lender.

4.             F.I.C.A. and Withheld Income Tax of the Borrower are currently being deposited on a regular basis.  All other payroll taxes are paid or deposited quarterly.  The undersigned hereby certifies that Borrower is current on all Federal and State taxes, including, but not limited to, income taxes, payroll taxes, real estate taxes, and sales taxes, and that all future taxes will be paid when due.

5.             All insurance, licenses, permits and/or other approvals necessary to lawfully operate the Borrower’s/s’ business have been obtained or have been applied for and will be obtained.  To the extent that it may later be determined that any additional insurance, licenses, permits and/or other approvals may be required, the undersigned will immediately secure them and forward copies to Lender once they have been obtained.

6.             (a)           In consideration of Lender disbursing funds for the closing of the Loan secured by the Property being encumbered, and regardless of the reason for any loss, misplacement, or inaccuracy in any loan documentation, the undersigned agree(s) as follows:  If any document is lost, misplaced, misstated or inaccurately reflects the true and correct terms and conditions of the Loan, upon request of the Lender, the undersigned will comply with Lender’s request to execute, acknowledge, initial and deliver to Lender any documentation Lender deems necessary to replace or correct the lost, misplaced, misstated or inaccurate documents.  All documents Lender requests of Borrower(s) and/or Guarantor(s) shall be referred to as “Replacement Documents.”  The undersigned agree(s) to deliver the Replacement Documents within ten (10) days after receipt by the undersigned of a written request for such replacement.  The undersigned also agree(s) that upon request the undersigned will supply additional amounts and/or pay to Lender any additional sum previously disclosed to Borrower(s) and/or Guarantor(s) for any cost or fee associated with the Loan, which for whatever reason it was not collected at closing (“Additional Fees”).

(b)           Any request under this Agreement may be made by the Lender (including assignees and persons acting on behalf of the Lender) and shall be prima facie evidence of the necessity for same.  A written statement addressed to the undersigned, or any of them at the address indicated in the Loan documentation shall be considered conclusive evidence of the necessity for Replacement Documents.

(c)           Failure or refusal by the undersigned to comply with the terms of the correction request shall constitute a default under the note and/or mortgage/deed of trust, and shall give Lender the option of declaring all sums secured by the Loan documents immediately due and payable.

(d)           If Failure or refusal by the undersigned to execute, acknowledge, initial and deliver the Replacement Documents or provide the Replacement Documents or Additional Fees to Lender more than ten (10) days after being requested to do so by Lender and understanding that Lender is relying on these representations, Borrower(s) agrees to be liable for any and all loss or damage which Lender reasonably sustains thereby, including, but not limited to all reasonable attorney’s fees and costs incurred by Lender.

7.             LIMITED POWER OF ATTORNEY.  Notwithstanding the foregoing paragraph, the undersigned, for and in consideration of the approval, closing and funding of the Loan, hereby grant(s) to Lender a LIMITED POWER OF ATTORNEY to correct and/or re-execute or initial documents containing typographical or clerical errors discovered in any or all of the closing documentation required to be executed by the undersigned at settlement or during the Loan approval process, including, but not limited to:

(a)           Errors with the Borrower(s)’ or Guarantor(s)’ name(s) including, but not limited to wrong or misspelled names;

(b)           Errors with the property address including, but not limited to, wrong or misspelled street, city or town names, incorrect house or street numbers or zip codes;

(c)           Errors in the legal description for the property;

(d)           Errors with the applicable county name, including wrong or misspelled county names; and

(e)           Errors related to the date of documents, including wrong or incomplete dates.

In the event the Limited Power of Attorney granted pursuant to this section is exercised, Lender will notify the undersigned and will provide a copy of the document(s) executed, initialed and/or corrected on their behalf.  The Power of Attorney granted herein is limited to the rights set forth herein and may not be used to increase the interest rate of the Loan, alter the term of the Loan, increase the outstanding principal balance of the Loan or increase the monthly principal and interest payment under the Loan.  The undersigned acknowledge(s) that the grant of the Limited Power of Attorney set forth herein is in exchange for good and valuable consideration and is intended to be coupled with an interest, and the undersigned do(es) hereby make and declare this Limited Power of Attorney to be irrevocable by the undersigned, or otherwise, renouncing all right to revoke this power or to appoint any other person to perform any of the acts enumerated herein.

8.             The undersigned have read all of the Loan documents relating to the Loan and understand(s) the meaning and content of said Loan documents.

9.             The undersigned understand that the Loan documents constitute the entire agreement between Borrower(s) and Lender and that no agent or representative of Lender has made any statement, agreement or representation, either oral or written, in connection with the Loan that would modify, add to or change the terms and conditions set forth in the various documents executed in conjunction with this transaction. It is the intention of both the Lender and the undersigned that the following Disclaimer be incorporated by reference into each of the Loan Documents so executed for this transaction.

“THIS WRITTEN LOAN AGREEMENT

REPRESENTS THE FINAL AGREEMENT

BETWEEN THE PARTIES

AND SHALL NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS

OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL

AGREEMENTS BETWEEN THE PARTIES.”

10.           The undersigned understand and acknowledge that the representations made herein are material to Lender’s decision to close and fund the Loan and that Lender is relying upon these representations in connection with the making of the Loan.  The undersigned further acknowledge and understand that the obligations enumerated herein shall survive closing and that any failure to comply with the obligations as set forth herein shall constitute a default under the Loan documents, entitling Lender to pursue any and all remedies set forth in the Loan documents, including, but in no way limited to acceleration of the indebtedness.

11.           Any documents required to be delivered to Lender shall be delivered to the offices of Susquehanna Bank, 159 E. High Street, Pottstown, Pennsylvania 19464, Attn: Loan Servicing.

12.           This agreement will survive the closing of the Loan, and inure to the benefit of Lender’s successors and assigns and binding upon the heirs, successors and assigns of Borrower(s).

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be executed as of the date set forth herein.

ARCA Advanced Processing, LLC

By:	/s/ Brian Conners
Brian Conners, Chief Manager

Appliance Recycling Centers of America, Inc.

By:	/s/ Edward R. Cameron
Edward Cameron, President

Safe Disposal Systems, Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

4301 Operations, LLC

By:	/s/ Brian Conners
Brian Conners, Director

By:	/s/ James Ford
James Ford, Director

S.D.S. Service Inc.

By:	/s/ Brian Conners
Brian Conners, President/Secretary

Scarabee Holdings, LLC

By:	/s/ James Ford
James Ford, Manager

/s/ Brian Conners
Brian Conners, individually

/s/ James Ford
James Ford, individually

Date: 03/10/11